[GRAPHIC APPEARS HERE]



PROSPECTUS






DWS Diversified International Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                            A   DBISX   B   DBIBX   C   DBICX   R   DBITX   INST   MGINX   S   DBIVX

...............................................................................

DWS Emerging Markets Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                             A   SEKAX    B   SEKBX    C   SEKCX    INST   SEKIX    S   SEMGX

...............................................................................

DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed
Income Fund) - April 15, 2011
CLASS/TICKER                                             A   SZEAX    B   SZEBX    C   SZECX    INST   SZEIX    S   SCEMX

...............................................................................

DWS Enhanced Global Bond Fund (formerly DWS Global Bond Fund) - April 15, 2011
CLASS/TICKER                                             A   SZGAX    B   SZGBX    C   SZGCX    S   SSTGX

...............................................................................

DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund) - February 1, 2011, as
revised April 15, 2011
CLASS/TICKER                                             A   KGDAX    B   KGDBX    C   KGDCX    INST   KGDIX    S   SGSCX

...............................................................................

DWS Latin America Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                             A   SLANX    B   SLAOX    C   SLAPX    S   SLAFX

...............................................................................

DWS World Dividend Fund (formerly DWS Europe Equity Fund) - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                             A   SERAX    B   SERBX    C   SERCX    INST   SERNX    S   SCGEX



(Class B shares are closed to new investment)


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS DIVERSIFIED INTERNATIONAL
EQUITY FUND
Investment Objective...................   1
Fees and Expenses of the Fund..........   1
Principal Investment Strategy..........   2
Main Risks.............................   2
Past Performance.......................   3
Management.............................   3
Purchase and Sale of Fund Shares.......   4
Tax Information........................   4
Payments to Broker-Dealers and
Other Financial Intermediaries.........   4
DWS EMERGING MARKETS EQUITY
FUND
Investment Objective...................   5
Fees and Expenses of the Fund..........   5
Principal Investment Strategy..........   5
Main Risks.............................   6
Past Performance.......................   7
Management.............................   8
Purchase and Sale of Fund Shares.......   8
Tax Information........................   8
Payments to Broker-Dealers and
Other Financial Intermediaries.........   8
DWS ENHANCED EMERGING MARKETS
FIXED INCOME FUND
Investment Objective...................   9
Fees and Expenses of the Fund..........   9
Principal Investment Strategy..........   9
Main Risks.............................  10
Past Performance.......................  11
Management.............................  12
Purchase and Sale of Fund Shares.......  12
Tax Information........................  13
Payments to Broker-Dealers and
Other Financial Intermediaries.........  13


DWS ENHANCED GLOBAL BOND FUND
Investment Objective...................  14
Fees and Expenses of the Fund..........  14
Principal Investment Strategy..........  14
Main Risks.............................  15
Past Performance.......................  16
Management.............................  17
Purchase and Sale of Fund Shares.......  17
Tax Information........................  17
Payments to Broker-Dealers and
Other Financial Intermediaries.........  17
DWS GLOBAL SMALL CAP GROWTH
FUND
Investment Objective...................  18
Fees and Expenses of the Fund..........  18
Principal Investment Strategy..........  18
Main Risks.............................  19
Past Performance.......................  20
Management.............................  20
Purchase and Sale of Fund Shares.......  20
Tax Information........................  21
Payments to Broker-Dealers and
Other Financial Intermediaries.........  21
DWS LATIN AMERICA EQUITY FUND
Investment Objective...................  22
Fees and Expenses of the Fund..........  22
Principal Investment Strategy..........  22
Main Risks.............................  23
Past Performance.......................  24
Management.............................  25
Purchase and Sale of Fund Shares.......  25
Tax Information........................  25
Payments to Broker-Dealers and
Other Financial Intermediaries.........  25

DWS WORLD DIVIDEND FUND
Investment Objective...............................  26
Fees and Expenses of the Fund......................  26
Principal Investment Strategy......................  26
Main Risks.........................................  27
Past Performance...................................  28
Management.........................................  28
Purchase and Sale of Fund Shares...................  29
Tax Information....................................  29
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  29
FUND DETAILS
Additional Information About Fund Strategies and
Risks..............................................  30
DWS Diversified International Equity Fund..........  30
DWS Emerging Markets Equity Fund...................  32
DWS Enhanced Emerging Markets Fixed Income
Fund...............................................  34
DWS Enhanced Global Bond Fund......................  37
DWS Global Small Cap Growth Fund...................  39
DWS Latin America Equity Fund......................  41
DWS World Dividend Fund............................  43
Other Policies and Risks...........................  45
Who Manages and Oversees the Funds.................  46
Management.........................................  48


INVESTING IN THE FUNDS
Choosing a Share Class.............................  52
Buying, Exchanging and Selling Shares..............  56
How to Buy Shares..................................  57
How to Exchange Shares.............................  58
How to Sell Shares.................................  58
How to Buy, Sell and Exchange Class R Shares.......  59
Financial Intermediary Support Payments............  59
Policies You Should Know About.....................  60
Policies About Transactions........................  60
How each Fund Calculates Share Price...............  64
Other Rights We Reserve............................  65
Understanding Distributions and Taxes..............  65
FINANCIAL HIGHLIGHTS...............................  68
APPENDIX........................................... 102
Hypothetical Expense Summary....................... 102
Additional Index Information....................... 119


-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS DIVERSIFIED INTERNATIONAL EQUITY FUND



INVESTMENT OBJECTIVE

The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                      A          B          C          R       INST          S
                             ----------  ---------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
imposed on purchases, as %
of offering price                5.75      None       None       None       None       None
----------------------------     ----      --         --         --         --         --
Maximum deferred sales
charge (load), as % of
redemption proceeds             None     4.00       1.00         None       None       None
----------------------------    -----    ----       ----         --         --         --
Redemption/exchange fee on
shares owned less than 15
days, as % of redemption
proceeds                         2.00    2.00       2.00       2.00       2.00       2.00
----------------------------    -----    ----       ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C          R        INST           S
                             ---------  ---------  ---------  ---------  ----------  ----------
Management fee                   0.70       0.70       0.70       0.70       0.70        0.70
----------------------------     ----       ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       0.99       1.00       0.50      None        None
----------------------------     ----       ----       ----       ----      -----       -----
Other expenses                   0.68       0.78       0.64       0.71       0.43        0.72
----------------------------     ----       ----       ----       ----      -----       -----
Acquired funds fees and
expenses                         0.04       0.04       0.04       0.04       0.04        0.04
----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.65       2.51       2.38       1.95       1.17        1.46
----------------------------     ----       ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         R      INST         S
-------  --------  --------  --------  --------  --------  --------
1        $ 733     $ 654     $ 341     $ 198     $ 119     $ 149
--       -----     -----     -----     -----     -----     -----
3        1,065     1,082       742       612       372       462
--       -----     -----     -----     -----     -----     -----
5        1,420     1,535     1,270     1,052       644       797
--       -----     -----     -----     -----     -----     -----
10       2,417     2,441     2,716     2,275     1,420     1,746
--       -----     -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         R      INST         S
-------  --------  --------  --------  --------  --------  --------
1        $ 733     $ 254     $ 241     $ 198     $ 119     $ 149
--       -----     -----     -----     -----     -----     -----
3        1,065       782       742       612       372       462
--       -----     -----     -----     -----     -----     -----
5        1,420     1,335     1,270     1,052       644       797
--       -----     -----     -----     -----     -----     -----
10       2,417     2,441     2,716     2,275     1,420     1,746
--       -----     -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Class B Example reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 28%.


                                       1
   DWS Diversified International Equity Fund

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs).


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada.


While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and ETFs. The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities;



                                       2
   DWS Diversified International Equity Fund the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


The performance figures for each share class prior to its inception date are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C, S or R and the current applicable sales charges for Classes A, B or C.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   2001        2002       2003       2004       2005       2006       2007        2008       2009       2010
  -16.42       -14.27     32.25      16.25      13.15      24.81      15.87       -48.34     28.81      10.76




Best Quarter: 20.68%, Q2 2009   Worst Quarter: -27.15%, Q3 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A before tax           2/28/2001        4.39      0.09        2.27
---------------------------  ---------       -----     -----        ----
  After tax on
  distributions                               4.74      -1.89       1.17
  After tax on distribu-
  tions and sale of fund
  shares                                      2.02      -0.73       1.48
---------------------------  ---------       -----     ------       ----
CLASS B before tax           2/28/2001        7.04      0.38        2.35
---------------------------  ---------       -----     ------       ----
CLASS C before tax           2/28/2001       10.04      0.52        2.04
---------------------------  ---------       -----     ------       ----
INST CLASS before tax        5/15/1995       11.37      1.70        3.17
---------------------------  ---------       -----     ------       ----
CLASS R before tax            7/1/2003       10.51      1.15        2.64
---------------------------  ---------       -----     ------       ----
CLASS S before tax           2/28/2005       10.99      1.60        3.02
---------------------------  ---------       -----     ------       ----
MSCI EAFE INDEX
(reflects no deduction for
fees or expenses)                             7.75      2.46        3.50
---------------------------  ---------       -----     ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2009.


RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2009.



                                       3
   DWS Diversified International Equity Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                                AUTOMATIC
                                              UGMAS/           INVESTMENT
                   NON-IRA            IRAS     UTMAS                PLANS
         -----------------  --------------  --------  -------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None             None        None             None
-------      -----               -----       -----            ----
INST     1,000,000                N/A         N/A             N/A
-------  ---------               -----       -----            ----
S            2,500               1,000       1,000           1,000
-------  ---------               -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares and Class R shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class R shares are generally available only to certain retirement plans. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
   DWS Diversified International Equity Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS EMERGING MARKETS EQUITY FUND



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C       INST          S
                                     ----------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                           5.75      None       None       None       None
------------------------------------     ----      --         --         --         --
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00         None       None
------------------------------------    -----    ----       ----         --         --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                      2.00    2.00       2.00       2.00       2.00
------------------------------------    -----    ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C        INST           S
                             ---------  ---------  ---------  ----------  ----------
Management fee                   1.01       1.01       1.01       1.01        1.01
----------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       0.99       0.99      None        None
----------------------------     ----       ----       ----      -----       -----
Other expenses                   0.51       0.69       0.58       0.31        0.54
----------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.75       2.69       2.58       1.32        1.55
----------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 743     $ 672     $ 361     $ 134     $ 158
--       -----     -----     -----     -----     -----
3        1,094     1,135       802       418       490
--       -----     -----     -----     -----     -----
5        1,469     1,625     1,370       723       845
--       -----     -----     -----     -----     -----
10       2,519     2,586     2,915     1,590     1,845
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 743     $ 272     $ 261     $ 134     $ 158
--       -----     -----     -----     -----     -----
3        1,094       835       802       418       490
--       -----     -----     -----     -----     -----
5        1,469     1,425     1,370       723       845
--       -----     -----     -----     -----     -----
10       2,519     2,586     2,915     1,590     1,845
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 77%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business



                                       5
   DWS Emerging Markets Equity Fund
there). The fund considers "emerging markets" to include any country defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities.

The fund considers an issuer to have more than half of its business in emerging markets if at least (i) 50% of the issuer's assets are in an emerging market country, or (ii) 50% of an issuer's revenues or profits are from goods produced or sold, investments made, or services performed in emerging markets.


The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.


The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a



                                       6
   DWS Emerging Markets Equity Fund
counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes except Institutional Class, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





    2001      2002        2003       2004       2005       2006       2007     2008        2009     2010
  -6.27        -5.45      56.59      22.39      33.95      30.55      39.53     -57.74     69.66    11.45




Best Quarter: 32.46%, Q2 2009   Worst Quarter: -32.70%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparisons for Institutional Class shares began on 2/29/2008.



                                       7
   DWS Emerging Markets Equity Fund

                                CLASS          1          5          10       SINCE
                            INCEPTION       YEAR      YEARS       YEARS   INCEPTION
                          -----------  ---------  ---------  ----------  ----------
CLASS A before tax        5/29/2001        4.85       6.27   11.78              -
------------------------- ---------       -----      -----   -----              -
CLASS B before tax        5/29/2001        7.23       6.41   11.89              -
------------------------- ---------       -----      -----   -----              -
CLASS C before tax        5/29/2001       10.29       6.62   11.52              -
------------------------- ---------       -----      -----   -----              -
CLASS S before tax         5/8/1996       11.45       7.80   12.72              -
------------------------- ---------       -----      -----   -----              -
  After tax on
  distributions                           11.49       5.74   11.57              -
  After tax on distribu-
  tions and sale of
  fund shares                              7.81       6.47   11.34              -
------------------------- ---------       -----      -----   -----              -
MORGAN STANLEY
CAPITAL
INTERNATIONAL (MSCI)
EMERGING
MARKET INDEX
(reflects no deduction
for fees or expenses)                     18.88      12.78   15.89              -
------------------------- ---------       -----      -----   -----              -
INST CLASS before tax      3/3/2008       11.68         -       -            -4.58
------------------------- ---------       -----      -----   -----          ------
MORGAN STANLEY
CAPITAL
INTERNATIONAL (MSCI)
EMERGING
MARKET INDEX
(reflects no deduction
for fees or expenses)                     18.88         -       -            1.86
------------------------- ---------       -----      -----   -----          ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.

TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       8
   DWS Emerging Markets Equity Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND



(formerly DWS Emerging Markets Fixed Income Fund)

INVESTMENT OBJECTIVE


The fund seeks to provide high current income and, secondarily, long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                               A          B          C       INST          S
                                     -----------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                            4.50      None       None       None       None
------------------------------------      ----      --         --         --         --
Maximum deferred sales charge
(load), as % of redemption proceeds    None()     4.00       1.00         None       None
------------------------------------   -------    ----       ----         --         --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                       2.00    2.00       2.00       2.00       2.00
------------------------------------   -------    ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C        INST           S
                             ---------  ---------  ---------  ----------  ----------
Management fee                   0.59       0.59       0.59       0.59        0.59
----------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       0.99       1.00      None        None
----------------------------     ----       ----       ----      -----       -----
Other expenses                   0.40       0.52       0.40       0.22        0.40
----------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.22       2.10       1.99       0.81        0.99
----------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 569     $ 613     $ 302     $  83     $ 101
--       -----     -----     -----     -----     -----
3          820       958       624       259       315
--       -----     -----     -----     -----     -----
5        1,090     1,329     1,073       450       547
--       -----     -----     -----     -----     -----
10       1,861     1,999     2,317     1,002     1,213
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 569     $ 213     $ 202     $  83     $ 101
--       -----     -----     -----     -----     -----
3          820       658       624       259       315
--       -----     -----     -----     -----     -----
5        1,090     1,129     1,073       450       547
--       -----     -----     -----     -----     -----
10       1,861     1,999     2,317     1,002     1,213
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 42%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging



                                       9
   DWS Enhanced Emerging Markets Fixed Income Fund market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. Under normal circumstances, the fund will not invest more than 40% of its total assets in any one country.


The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default.


Under normal conditions, the fund invests at least 50% of its total assets in sovereign debt securities issued or guaranteed by governments, government-related entities, supranational organizations and central banks based in emerging markets. The fund invests at least 50% of total assets in US dollar-denominated securities.


MANAGEMENT PROCESS. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.


In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on its outlook for interest rates.


CURRENCY STRATEGIES. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a "relative value" analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a "fair value" analysis, seeking to systematically buy "undervalued" currencies and sell "overvalued" currencies. The notional amount of the fund's aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund's net assets).


DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a hedge against anticipated interest rate or currency market changes, and for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), and for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected



                                       10
   DWS Enhanced Emerging Markets Fixed Income Fund behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes except Institutional Class, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.



                                       11
   DWS Enhanced Emerging Markets Fixed Income Fund

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001       2002       2003       2004       2005       2006       2007     2008        2009      2010
  10.46      13.79      30.35      14.00      13.10      14.33      4.21     -24.40     33.12      11.92




Best Quarter: 14.12%, Q4 2002        Worst Quarter: -17.75%, Q4 2008
Year-to-Date as of 3/31/2011: 0.74%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparisons for Institutional Class shares began on 2/29/2008.



                                    CLASS          1          5          10
                                INCEPTION       YEAR      YEARS       YEARS
                             ------------  ---------  ---------  ----------
CLASS A before tax            6/18/2001        6.53       4.81       10.19
---------------------------  ----------       -----       ----       -----
CLASS B before tax            6/18/2001        7.48       4.76       10.18
---------------------------  ----------       -----       ----       -----
CLASS C before tax            6/18/2001       10.69       4.98        9.84
---------------------------  ----------       -----       ----       -----
CLASS S before tax           12/31/1993       11.92       6.06       10.98
---------------------------  ----------       -----       ----       -----
  After tax on
  distributions                               10.74       3.69        8.27
  After tax on distribu-
  tions and sale of fund
  shares                                       8.19       3.77        7.91
---------------------------  ----------       -----       ----       -----
JP MORGAN EMBI GLOBAL
DIVERSIFIED INDEX
(reflects no deduction for
fees, expenses or taxes)                      12.15       8.36       10.85
---------------------------  ----------       -----       ----       -----


                                   CLASS           1       SINCE
                               INCEPTION        YEAR   INCEPTION
                             -----------  ----------  ----------
INST CLASS before tax         3/3/2008        12.11       4.46
---------------------------   --------        -----       ----
JP MORGAN EMBI GLOBAL
DIVERSIFIED INDEX
(reflects no deduction for
fees, expenses or taxes)                      12.15       8.86
---------------------------  --------         -----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.



DARWEI KUNG, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET



                                       12
   DWS Enhanced Emerging Markets Fixed Income Fund

You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       13
   DWS Enhanced Emerging Markets Fixed Income Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS ENHANCED GLOBAL BOND FUND



(formerly DWS Global Bond Fund)

INVESTMENT OBJECTIVE


The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                                    A          B          C          S
                                          -----------  ---------  ---------  ---------
Maximum sales charge (load) imposed on
purchases, as % of offering price              4.50      None       None       None
-----------------------------------------      ----      --         --         --
Maximum deferred sales charge (load), as
% of redemption proceeds                    None()     4.00       1.00         None
-----------------------------------------   -------    ----       ----         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption
proceeds                                       2.00    2.00       2.00       2.00
-----------------------------------------   -------    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              A          B          C           S
                                      ---------  ---------  ---------  ----------
Management fee                            0.41       0.41       0.41       0.41
-------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                              0.24       0.99       1.00      None
-------------------------------------     ----       ----       ----      -----
Other expenses                            0.51       0.59       0.49       0.49
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.16       1.99       1.90       0.90
-------------------------------------     ----       ----       ----      -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 563     $ 602     $ 293     $  92
--       -----     -----     -----     -----
3          802       924       597       287
--       -----     -----     -----     -----
5        1,060     1,273     1,026       498
--       -----     -----     -----     -----
10       1,796     1,905     2,222     1,108
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 563     $ 202     $ 193     $  92
--       -----     -----     -----     -----
3          802       624       597       287
--       -----     -----     -----     -----
5        1,060     1,073     1,026       498
--       -----     -----     -----     -----
10       1,796     1,905     2,222     1,108
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 162%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund can buy many types of income-producing securities of any stated maturity, among them US and foreign



                                       14
   DWS Enhanced Global Bond Fund
government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries.

The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default.


MANAGEMENT PROCESS. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets.


In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit.


CURRENCY STRATEGIES. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a "relative value" analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a "fair value" analysis, seeking to systematically buy "undervalued" currencies and sell "overvalued" currencies. The notional amount of the fund's aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund's net assets).


DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a hedge against anticipated interest rate or currency market changes, and for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), and for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.



                                       15
   DWS Enhanced Global Bond Fund

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001      2002       2003      2004      2005       2006      2007    2008    2009     2010
  3.74      13.62      9.33      6.60       -1.31     5.08      6.91    7.35    7.66     5.06




Best Quarter: 7.57%, Q3 2010         Worst Quarter: -4.87%, Q1 2009
Year-to-Date as of 3/31/2011: 1.84%

                                       16
   DWS Enhanced Global Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS A before tax         6/18/2001        -0.42       5.07       5.54
-------------------------  ---------       ------       ----       ----
CLASS B before tax         6/18/2001        0.52        5.06       5.50
-------------------------  ---------       ------       ----       ----
CLASS C before tax         6/18/2001        3.59        5.25       5.20
-------------------------  ---------       ------       ----       ----
CLASS S before tax          3/1/1991        5.06        6.41       6.34
-------------------------  ---------       ------       ----       ----
  After tax on
  distributions                             2.10        4.59       4.63
  After tax on distribu-
  tions and sale of fund
  shares                                    2.30        4.34       4.48
-------------------------  ---------       ------       ----       ----
BARCLAYS CAPITAL GLOBAL
AGGREGATE
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                          5.54        6.66       6.74
-------------------------  ---------       ------       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.



DARWEI KUNG, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       17
   DWS Enhanced Global Bond Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GLOBAL SMALL CAP GROWTH FUND



(formerly DWS Global Opportunities Fund)

INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C       INST          S
                                     ----------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                           5.75      None       None       None       None
------------------------------------     ----      --         --         --         --
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00         None       None
------------------------------------    -----    ----       ----         --         --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                      2.00    2.00       2.00       2.00       2.00
------------------------------------    -----    ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C        INST           S
                             ---------  ---------  ---------  ----------  ----------
Management fee                   0.92       0.92       0.92       0.92        0.92
----------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.25       1.00       1.00      None        None
----------------------------     ----       ----       ----      -----       -----
Other expenses                   0.46       0.59       0.48       0.21        0.38
----------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.63       2.51       2.40       1.13        1.30
----------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 731     $ 654     $ 343     $ 115     $ 132
--       -----     -----     -----     -----     -----
3        1,060     1,082       748       359       412
--       -----     -----     -----     -----     -----
5        1,411     1,535     1,280       622       713
--       -----     -----     -----     -----     -----
10       2,397     2,431     2,736     1,375     1,568
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 731     $ 254     $ 243     $ 115     $ 132
--       -----     -----     -----     -----     -----
3        1,060       782       748       359       412
--       -----     -----     -----     -----     -----
5        1,411     1,335     1,280       622       713
--       -----     -----     -----     -----     -----
10       2,397     2,431     2,736     1,375     1,568
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 38%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the



                                       18
   DWS Global Small Cap Growth Fund

S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields.



                                       19
   DWS Global Small Cap Growth Fund

When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






   2001       2002        2003       2004       2005       2006       2007    2008      2009      2010
  -25.18       -20.29     49.86      23.28      17.79      21.61      8.40    -49.66    47.08     26.51




Best Quarter: 30.09%, Q2 2009   Worst Quarter: -28.26%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparisons for Institutional Class shares began on 8/31/2008.



                                CLASS           1          5         10       SINCE
                            INCEPTION        YEAR      YEARS      YEARS   INCEPTION
                          -----------  ----------  ---------  ---------  ----------
CLASS A before tax        4/16/1998        19.24       3.08       4.21         -
------------------------- ---------        -----       ----       ----         -
  After tax on
  distributions                            19.21       2.58       3.90         -
  After tax on distribu-
  tions and sale of
  fund shares                              12.81       2.75       3.73         -
------------------------- ---------        -----       ----       ----         -
CLASS B before tax        4/16/1998        22.43       3.33       4.34         -
------------------------- ---------        -----       ----       ----         -
CLASS C before tax        4/16/1998        25.58       3.53       4.05         -
------------------------- ---------        -----       ----       ----         -
CLASS S before tax        9/10/1991        26.95       4.62       5.13         -
------------------------- ---------        -----       ----       ----         -
S&P DEVELOPED
SMALLCAP INDEX
(reflects no deduction
for fees, expenses or
taxes)                                     24.42       4.84       8.07         -
------------------------- ---------        -----       ----       ----         -
INST CLASS before tax     8/26/2008        27.15         -          -        6.41
------------------------- ---------        -----       ----       ----       ----
S&P DEVELOPED
SMALLCAP INDEX
(reflects no deduction
for fees, expenses or
taxes)                                     24.42         -          -        4.84
------------------------- ---------        -----       ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


                                       20
   DWS Global Small Cap Growth Fund

TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       21
   DWS Global Small Cap Growth Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS LATIN AMERICA EQUITY FUND



INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          B          C          S
                                          ----------  ---------  ---------  ---------
Maximum sales charge (load) imposed on
purchases, as % of offering price             5.75      None       None       None
-----------------------------------------     ----      --         --         --
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     4.00       1.00         None
-----------------------------------------    -----    ----       ----         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption
proceeds                                      2.00    2.00       2.00       2.00
-----------------------------------------    -----    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              A          B          C           S
                                      ---------  ---------  ---------  ----------
Management fee                            1.12       1.12       1.12       1.12
-------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                              0.24       0.99       0.99      None
-------------------------------------     ----       ----       ----      -----
Other expenses                            0.40       0.44       0.45       0.31
-------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.76       2.55       2.56       1.43
-------------------------------------     ----       ----       ----      -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 744     $ 658     $ 359     $ 146
--       -----     -----     -----     -----
3        1,097     1,094       796       452
--       -----     -----     -----     -----
5        1,474     1,555     1,360       782
--       -----     -----     -----     -----
10       2,529     2,515     2,895     1,713
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 744     $ 258     $ 259     $ 146
--       -----     -----     -----     -----
3        1,097       794       796       452
--       -----     -----     -----     -----
5        1,474     1,355     1,360       782
--       -----     -----     -----     -----
10       2,529     2,515     2,895     1,713
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 37%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American



                                       22
   DWS Latin America Equity Fund
country or any company with more than half of its business in Latin America). The fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean.

The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (grade BB/Ba and below). The fund may also invest as much as 10% of net assets in securities rated B or lower.


MANAGEMENT PROCESS. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Columbia, Mexico, Panama and Peru.


In choosing securities, portfolio management uses a combination of three analytical disciplines:


o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF REGIONAL THEMES. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


REGIONAL FOCUS RISK. Focusing on a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments on Latin American markets, market swings in that region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       23
   DWS Latin America Equity Fund
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





    2001      2002        2003       2004       2005       2006       2007     2008        2009     2010
  -0.82        -18.28     54.86      34.09      52.45      42.41      44.95     -55.81     92.79    11.38




Best Quarter: 34.21%, Q2 2009   Worst Quarter: -36.51%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                       24
   DWS Latin America Equity Fund

                                   CLASS          1           5          10
                               INCEPTION       YEAR       YEARS       YEARS
                             -----------  ---------  ----------  ----------
CLASS A before tax           5/29/2001        4.61       12.68       16.49
---------------------------  ---------       -----       -----       -----
CLASS B before tax           5/29/2001        7.13       12.96       16.62
---------------------------  ---------       -----       -----       -----
CLASS C before tax           5/29/2001       10.11       13.09       16.23
---------------------------  ---------       -----       -----       -----
CLASS S before tax           12/8/1992       11.38       14.36       17.51
---------------------------  ---------       -----       -----       -----
  After tax on
  distributions                               9.99       12.49       16.36
  After tax on distribu-
  tions and sale of fund
  shares                                      8.82       12.24       15.71
---------------------------  ---------       -----       -----       -----
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EM
(EMERGING MARKETS)
LATIN AMERICA INDEX
(reflects no deduction for
fees or expenses)                            14.66       19.57       21.18
---------------------------  ---------       -----       -----       -----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

RAINER VERMEHREN, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.


FLORIAN TANZER, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET



You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       25
   DWS Latin America Equity Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS WORLD DIVIDEND FUND



(formerly DWS Europe Equity Fund)

INVESTMENT OBJECTIVE


The fund seeks total return, emphasizing both current income and capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 52) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C       INST          S
                                     ----------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
imposed on purchases, as % of
offering price                           5.75      None       None       None       None
------------------------------------     ----      --         --         --         --
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00         None       None
------------------------------------    -----    ----       ----         --         --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                      2.00    2.00       2.00       2.00       2.00
------------------------------------    -----    ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C        INST           S
                             ---------  ---------  ---------  ----------  ----------
Management fee                   0.66       0.66       0.66       0.66        0.66
----------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       0.99       0.99      None        None
----------------------------     ----       ----       ----      -----       -----
Other expenses                   0.56       0.97       0.64       0.30        0.55
----------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.45       2.62       2.29       0.96        1.21
----------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 714     $ 665     $ 332     $  98     $ 123
--       -----     -----     -----     -----     -----
3        1,007     1,114       715       306       384
--       -----     -----     -----     -----     -----
5        1,322     1,590     1,225       531       665
--       -----     -----     -----     -----     -----
10       2,210     2,405     2,626     1,178     1,466
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 714     $ 265     $ 232     $  98     $ 123
--       -----     -----     -----     -----     -----
3        1,007       814       715       306       384
--       -----     -----     -----     -----     -----
5        1,322     1,390     1,225       531       665
--       -----     -----     -----     -----     -----
10       2,210     2,405     2,626     1,178     1,466
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 204%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Normally, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend paying stocks. The fund



                                       26
   DWS World Dividend Fund
will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities issued by foreign based companies.

The fund's investments will include primarily common stocks issued by US and foreign based companies and may also include preferred stocks and other equity securities such as convertible securities and warrants.


MANAGEMENT PROCESS.


Although the fund may invest in companies of any size and from any country, it will invest mainly in common stocks of established companies in countries with developed economies. The fund will seek income by investing in dividend paying stocks. Portfolio management looks for companies it believes are fundamentally strong and that it expects to have high, sustainable dividend yields and stable cash flows.


In choosing securities, portfolio management uses a combination of analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF REGIONAL THEMES. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields.



                                       27
   DWS World Dividend Fund

When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For all share classes except Institutional Class, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   2001        2002       2003       2004       2005       2006       2007      2008      2009     2010
  -25.69       -21.15     32.46      16.99      12.89      32.82      5.73      -47.93    31.95    3.21




Best Quarter: 26.35%, Q3 2009   Worst Quarter: -25.02%, Q3 2002

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparisons for Institutional Class shares began on 3/31/2005.



                                 CLASS           1           5          10       SINCE
                             INCEPTION        YEAR       YEARS       YEARS   INCEPTION
                          ------------  ----------  ----------  ----------  ----------
CLASS A before tax         3/19/2001        -2.95       -1.47       -0.61         -
------------------------- ----------       ------      ------      ------         -
CLASS B before tax         3/19/2001        -0.92       -1.34       -0.54         -
------------------------- ----------       ------      ------      ------         -
CLASS C before tax         3/19/2001        2.15        -1.16       -0.84         -
------------------------- ----------       ------      ------      ------         -
CLASS S before tax        10/10/1994        3.21        -0.08       0.21          -
------------------------- ----------       ------      ------      ------         -
  After tax on
  distributions                             2.78        -0.94       -0.23         -
  After tax on distribu-
  tions and sale of
  fund shares                               2.84        -0.02       0.28          -
------------------------- ----------       ------      ------      ------         -
MSCI WORLD HIGH
DIVIDEND YIELD INDEX
(reflects no deduction
for fees or expenses)                       6.29        1.82        4.06          -
------------------------- ----------       ------      ------      ------         -
MORGAN STANLEY
CAPITAL
INTERNATIONAL (MSCI)
EUROPE INDEX
(reflects no deduction
for fees or expenses)                       3.88        2.85        3.27          -
------------------------- ----------       ------      ------      ------         -
INST CLASS before tax      3/11/2005        3.53        0.15           -        1.32
------------------------- ----------       ------      ------      ------       ----
MSCI WORLD HIGH
DIVIDEND YIELD INDEX
(reflects no deduction
for fees or expenses)                       6.29        1.82           -        2.80
------------------------- ----------       ------      ------      ------       ----
MORGAN STANLEY
CAPITAL
INTERNATIONAL (MSCI)
EUROPE INDEX
(reflects no deduction
for fees or expenses)                       3.88        2.85           -        4.01
------------------------- ----------       ------      ------      ------       ----

The MSCI World High Dividend Yield Index has replaced the Morgan Stanley Capital International (MSCI) Europe Index as the fund's benchmark index because portfolio management believes that it better reflects the fund's investment strategy.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.


OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.


FABIAN DEGEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.


PETER STEFFEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.



                                       28
   DWS World Dividend Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       29
   DWS World Dividend Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Diversified International Equity Fund



INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs).


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada.


While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and ETFs. The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities,



                                       30
   Fund Details
changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.



                                       31
   Fund Details

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

--------------------------------------------------------------------------------
 DWS Emerging Markets Equity Fund



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers "emerging markets" to include any country defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities.


The fund considers an issuer to have more than half of its business in emerging markets if at least (i) 50% of the issuer's assets are in an emerging market country, or (ii) 50% of an issuer's revenues or profits are from goods produced or sold, investments made, or services performed in emerging markets.


The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.


The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


Portfolio management uses a proprietary global research platform to supplement its own research with that of analysts located throughout the world, especially in local markets.


Portfolio management believes that comprehensive and fundamental research can identify the factors that establish long-term cash flow, and that true economic value arises only when companies generate a cash-flow return on capital that is higher than their cost of capital over sustained periods of growth.


Portfolio management is mindful of the effects of currency fluctuations on corporate profitability and balance sheet strength.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not



                                       32
   Fund Details
intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to



                                       33
   Fund Details
honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


--------------------------------------------------------------------------------
 DWS Enhanced Emerging Markets Fixed Income Fund



INVESTMENT OBJECTIVE


The fund seeks to provide high current income and, secondarily, long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.


The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. Under normal circumstances, the fund will not invest more than 40% of its total assets in any one country.


The fund may invest without limit in investment-grade debt securities and in junk bonds, which are those below the fourth credit grade (grade BB/Ba and below) and may include debt securities not currently paying interest and debt securities in default.


Under normal conditions, the fund invests at least 50% of its total assets in sovereign debt securities issued or guaranteed by governments, government-related entities, supranational organizations and central banks based in emerging markets. The fund invests at least 50% of total assets in US dollar-denominated securities.


The fund's sovereign debt securities may include participations in and assignments of portions of loans between governments and financial institutions. The fund will normally not invest more than 10% of net assets in debt securities of grade D/C, which are usually in default.


MANAGEMENT PROCESS. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.


In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit. Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on its outlook for interest rates.



                                       34
   Fund Details

Portfolio management prefers bonds that are denominated in currencies it believes are stable or strengthening currencies, but may invest in bonds denominated in other currencies.


Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.


CURRENCY STRATEGIES. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a "relative value" analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a "fair value" analysis, seeking to systematically buy "undervalued" currencies and sell "overvalued" currencies. The notional amount of the fund's aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund's net assets).


DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a hedge against anticipated interest rate or currency market changes, and for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), and for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage



                                       35
   Fund Details
commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally



                                       36
   Fund Details
liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS Enhanced Global Bond Fund



INVESTMENT OBJECTIVE


The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund can buy many types of income-producing securities of any stated maturity, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities. The fund is typically invested in at least three different countries.


The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e. grade BB/Ba and below), and may include debt securities not currently paying interest or in default.


MANAGEMENT PROCESS. Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets.


In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit.


Portfolio management prefers bonds that it believes are denominated in stable or strengthening currencies, but may invest in bonds denominated in other currencies.


Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.


CURRENCY STRATEGIES. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. Three main strategies will be employed: a carry strategy, a momentum strategy and a valuation strategy. In implementing the carry strategy, portfolio management will use a "relative value" analysis, seeking to systematically sell low interest rate currencies and buy high interest rate currencies. In implementing the momentum strategy, portfolio management will use multi-year exchange rate trends, seeking to systematically sell lower returning currencies and buy higher returning currencies. In implementing the valuation strategy, portfolio management will use a "fair value" analysis, seeking to systematically buy "undervalued" currencies and sell "overvalued" currencies. The notional amount of the fund's aggregate currency exposure resulting from these currency strategies may significantly exceed the net assets of the fund (and at times may exceed two times the fund's net assets).


DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a hedge against anticipated interest rate or currency market changes, and for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), and for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.



                                       37
   Fund Details

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



                                       38
   Fund Details

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS Global Small Cap Growth Fund



INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.


PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



                                       39
   Fund Details

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated



                                       40
   Fund Details
with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Latin America Equity Fund



INVESTMENT OBJECTIVE


The fund seeks long-term capital appreciation.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean.


The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (grade BB/Ba and below). The fund may also invest as much as 10% of net assets in securities rated B or lower.


The fund may from time to time invest a significant portion of its assets in one or more Latin American countries. The fund may invest in other types of equities, such as convertible stocks and preferred stocks.


MANAGEMENT PROCESS. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Columbia, Mexico, Panama and Peru.


In choosing securities, portfolio management uses a combination of three analytical disciplines:


o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF REGIONAL THEMES. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.



                                       41
   Fund Details

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


In evaluating non-Latin American investments, portfolio management seeks investments where an issuer's Latin American business activities and the impact of development in Latin America may have a positive effect on the issuer's business results.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


REGIONAL FOCUS RISK. Focusing on a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments on Latin American markets, market swings in that region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly



                                       42
   Fund Details
and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

--------------------------------------------------------------------------------
 DWS World Dividend Fund



INVESTMENT OBJECTIVE


The fund seeks total return, emphasizing both current income and capital appreciation.



                                       43
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

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Normally, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend paying stocks. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities issued by foreign based companies.


The fund's investments will include primarily common stocks issued by US and foreign based companies and may also include preferred stocks and other equity securities such as convertible securities and warrants.


MANAGEMENT PROCESS.


Although the fund may invest in companies of any size and from any country, it will invest mainly in common stocks of established companies in countries with developed economies. The fund will seek income by investing in dividend paying stocks. Portfolio management looks for companies it believes are fundamentally strong and that it expects to have high, sustainable dividend yields and stable cash flows.


In choosing securities, portfolio management uses a combination of analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF REGIONAL THEMES. Portfolio management looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

Portfolio management may sell a stock when it believes its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.



                                       44
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

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:



                                       45
   Fund Details

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. A fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy of each fund as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o Certain DWS funds-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's (except for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund) top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of



                                       46
   Fund Details
portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



FUND NAME                        FEE PAID
------------------------------  ---------
DWS Diversified International
Equity Fund                      0.70%
------------------------------   ----
DWS Emerging Markets
Equity Fund                      1.01%
------------------------------   ----
DWS Enhanced Emerging
Markets Fixed Income Fund        0.59%
------------------------------   ----
DWS Enhanced Global Bond
Fund                             0.41%
------------------------------   ----
DWS Global Small Cap
Growth Fund                     0.915%
------------------------------  -----
DWS Latin America Equity
Fund                             1.12%
------------------------------  -----
DWS World Dividend Fund         0.665%
------------------------------  -----

For DWS Diversified International Equity Fund, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.44% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


For DWS Enhanced Emerging Markets Fixed Income Fund, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.04% and 1.04% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


For DWS Enhanced Global Bond Fund, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.99% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


For DWS Global Small Cap Growth Fund, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.42% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


For DWS World Dividend Fund, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.37% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended October 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR FOR DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


The subadvisor for the fund is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select



                                       47
   Fund Details
subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2009.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2009.

o Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.


DWS EMERGING MARKETS EQUITY FUND

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


o Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

o  Portfolio Manager, Market Research Strategies: Frankfurt.

o  MS, University of Muenster.

JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.

o Joined Deutsche Asset Management in 1997 as technology manager for equity research in Japan. In 2003, became global database head for Global Markets Research.

o  Portfolio Engineering & Analytics: New York.

o  BA, The Ohio State University.


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



                                       48
   Fund Details

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.


o  BS in Finance/Economics from the University of Richmond.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


o Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

o  Over 18 years of investment industry experience.

o  BA in Economics, University of Chicago; MBA, University of Chicago.

DARWEI KUNG, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

o  Portfolio Manager: New York.

o BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.


DWS ENHANCED GLOBAL BOND FUND

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.




                                       49
   Fund Details

o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


o Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

o  Over 18 years of investment industry experience.

o  BA in Economics, University of Chicago; MBA, University of Chicago.

DARWEI KUNG, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

o  Portfolio Manager: New York.

o BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.


DWS GLOBAL SMALL CAP GROWTH FUND

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).



                                       50
   Fund Details

o  BS, Carlson School of Management, University of Minnesota.


DWS LATIN AMERICA EQUITY FUND

RAINER VERMEHREN, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2009.

o  Portfolio manager for Emerging Markets Equity and Germany Funds; CIO DIMA
   Branch: Frankfurt.

o Joined Deutsche Asset Management in 1997 after three years as assistant to fund manager in Latin American equities at Morgan Stanley, New York.

o  BA, Towson University; MBA, Fordham University.

FLORIAN TANZER, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management and the Global Emerging Markets team in
   2006.

o  Portfolio manager for Emerging Markets Equity: Frankfurt

   o Master's degree in business administration (Diplom-Kaufmann), University of Mannheim, focus: Investment & Finance, International Management, Statistics.


DWS WORLD DIVIDEND FUND

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.

o Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

OLIVER PFEIL, PHD., VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o Joined Deutsche Asset Management in 2006 after 3 years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003).

o  Portfolio manager for US and Global Value Equity: Frankfurt.

o  US and Global Fund Management: Frankfurt.

o PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

FABIAN DEGEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 2007.

o  Portfolio manager for Value Equity: Frankfurt.

o  US and Global Fund Management: Frankfurt.


o Bachelor of International Business Administration in Investments & Finance from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

PETER STEFFEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2010.

o  Joined Deutsche Asset Management in 2007.

o  Portfolio manager for US Large Cap Value Equity: Frankfurt.

o  US and Global Fund Management: Frankfurt.

o Master's Degree ("Diplom-Kaufmann") in Finance & Asset Management from International School of Management Dortmund with educational exchanges at the Universite de Neuch-tel (Switzerland) and the University of Colorado
   (USA).

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       51
   Fund Details

INVESTING IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS R AND S SHARES AND INSTITUTIONAL CLASS SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.



 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75% or    o Some investors may be able to
   4.50% charged when you buy          reduce or eliminate their sales
   shares                              charge; see "Class A shares"
 o In most cases, no charge when     o Total annual expenses are
   you sell shares                     lower than those for Class B or
                                       Class C
 o Up to 0.25% annual share-
   holder servicing fee              o Distributions are generally
                                       higher than Class B or Class C
 CLASS B
 o No sales charge when you buy      o The deferred sales charge rate
   shares                              falls to zero after six years
 o Closed to new investment          o Shares automatically convert to
                                       Class A after six years, which
 o Deferred sales charge declining     means lower annual expenses
   from 4.00%, charged when you        going forward
   sell shares you bought within
   the last six years                o Distributions are generally
                                       lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy      o The first year deferred sales
   shares                              charge rate is lower for Class C
                                       shares than Class B shares, but
 o Deferred sales charge of            your shares never automatically
   1.00%, charged when you sell        convert to Class A, so annual
   shares you bought within the        expenses remain higher than
   last year                           Class A
 o 0.75% annual distribution fee     o Distributions are generally
   and up to 0.25% annual share-       lower than Class A
   holder servicing fee
                                     o Maximum investment applies
 CLASS R
 o No sales charge when you buy      o Only available to participants in
   shares                              certain retirement plans
 o 0.25% annual distribution fee     o Distributions are generally
   and up to 0.25% annual share-       higher than Class B and Class C
   holder servicing fee                but lower than Class A, Class S
                                       or Institutional Class
 INSTITUTIONAL CLASS
 o No sales charge when you buy      o Only available to certain institu-
   shares and no deferred sales        tional investors; typically
   charge when you sell shares         $1,000,000 minimum initial
                                       investment
                                     o Distributions are generally
                                       higher than Class A, B, C and R,
                                       and may be higher than Class
                                       S, depending on relative
                                       expenses
 CLASS S
 o No sales charge when you buy      o Limited availability, see "Eligi-
   shares and no deferred sales        bility Requirements" under
   charge when you sell shares         "Class S Shares"



                                       52
   Investing in the Funds

CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares of DWS Diversified International Equity Fund, DWS Emerging Markets Equity Fund, DWS Global Small Cap Growth Fund, DWS Latin America Equity Fund and DWS World Dividend Fund have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below              see below
--------------------  ------------------------  --------------------

Class A shares of DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES         FRONT-END SALES
                                 CHARGE AS A %   CHARGE AS A % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)       NET INVESTMENT(2)
--------------------  ------------------------  ----------------------
Under $100,000        4.50%                     4.71%
--------------------  -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below                see below
--------------------  ------------------------  ----------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 ($100,000 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global
   Bond Fund) in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ($100,000 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund) (Cumulative Discount)


o you are investing a total of $50,000 ($100,000 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund) or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.



                                       53
   Investing in the Funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.


FOR DWS DIVERSIFIED INTERNATIONAL EQUITY FUND, DWS EMERGING MARKETS EQUITY FUND, DWS GLOBAL SMALL CAP GROWTH FUND, DWS LATIN AMERICA EQUITY FUND AND DWS WORLD DIVIDEND FUND, investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


FOR DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND AND DWS ENHANCED GLOBAL BOND FUND, investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS B SHARES

Class B shares of each fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions from Class B shares of another fund).


With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------
                                                    Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.


The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.


Purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December 1, 2009 are responsible for contacting DWS Investments at (800) 621-1048 to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.


Additionally, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were



                                       54
   Investing in the Funds
previously purchasing Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


CLASS R SHARES

Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


ELIGIBILITY REQUIREMENTS. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans


o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

o  Individual Retirement Accounts (IRAs)


INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.



                                       55
   Investing in the Funds

o Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004:

o Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.


o A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS Investments IRA.

   o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, B, C, Institutional and S shares. For Class R shares, please see "How to Buy, Sell and Exchange Class R Shares" or consult your retirement plan administrator.



                                       56
   Investing in the Funds

TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS SHARES)


If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).



                                       57
   Investing in the Funds

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
-------
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.


ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
-------
        Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A, B and C
------- --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.



                                       58
   Investing in the Funds

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.



HOW TO BUY, SELL AND EXCHANGE CLASS R SHARES


If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.


Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.


There are no minimum investments with respect to Class R shares.


Instructions for buying and selling shares must generally be submitted by a retirement plan administrator, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.


IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences



                                       59
   Investing in the Funds
and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.



POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.



                                       60
   Investing in the Funds

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A, B AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.



                                       61
   Investing in the Funds

Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).


Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.


REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.


The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder




                                       62
   Investing in the Funds
to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
(iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/ feeder relationship, redemptions by the feeder fund from the master portfolio;
(v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on



                                       63
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that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.

There are certain cases in which you may be exempt from a CDSC. These include:

o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, except for Class B shares, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.


Investors who sold Class B shares may buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.



                                       64
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

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason


o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges, CDSC or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


DWS Diversified International Equity Fund, DWS Emerging Markets Equity Fund, DWS Latin America Equity Fund and DWS Global Small Cap Growth Fund intend to pay dividends and distributions of investment income to their shareholders in December. DWS Enhanced Emerging Markets Fixed Income Fund and DWS World Dividend Fund intend to pay dividends and distributions of investment income quarterly, specifically, in March, June, September and December. Investment income for DWS Enhanced Global Bond Fund is declared and paid monthly. Long-term and short-term capital gains, if any, for each fund are declared and paid in December. If necessary, a fund may distribute at other times as needed.



Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they



                                       65
   Investing in the Funds
were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by a fund for one
   by a fund for more than one        year or less
   year                             o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Each fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of a fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund: A fund's use of currency strategies may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders. Among other consequences, the currency strategies may cause the fund to recognize income in excess of cash received; thus, the fund could be required to liquidate investments, including when it is not advantageous to do so, to meet its distribution requirements and to avoid tax at the fund level.


For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply. It is not clear what portion of a fund's distributions will be derived from qualifying dividends and therefore will constitute qualified dividend income; it is not likely that a significant portion of DWS Enhanced Emerging Markets Fixed Income Fund's and DWS Enhanced Global Bond Fund's distributions will constitute qualified dividend income.


For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



                                       66
   Investing in the Funds

IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       67
   Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS A



YEARS ENDED OCTOBER 31,                               2010         2009           2008            2007           2006
-----------------------------------------------  -------------  ----------  ----------------  -----------  ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.56       $  5.66       $   14.53       $  13.15       $  11.28
-----------------------------------------------    -------       -------       ---------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08           .08             .22 (b)        .14            .16 (b)
-----------------------------------------------    -------       -------       ---------       --------       --------
  Net realized and unrealized gain (loss)              .79          1.04          ( 6.18)          3.47           2.51
-----------------------------------------------    -------       -------       ---------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .87          1.12          ( 5.96)          3.61           2.67
-----------------------------------------------    -------       -------       ---------       --------       --------
Less distributions from:
  Net investment income                              ( .09)        ( .22)         (  .07)        (  .44)             -
-----------------------------------------------    -------       -------       ---------       --------       --------
  Net realized gains                                     -             -          ( 2.84)        ( 1.79)        (  .80)
-----------------------------------------------    -------       -------       ---------       --------       --------
  TOTAL DISTRIBUTIONS                                ( .09)        ( .22)         ( 2.91)        ( 2.23)        (  .80)
-----------------------------------------------    -------       -------       ---------       --------       --------
Increase from regulatory settlements                   .02 (g)         -               -              -              -
-----------------------------------------------    -------       -------       ---------       --------       --------
Redemption fees                                        .00*          .00*            .00*           .00*           .00*
-----------------------------------------------    -------       -------       ---------       --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.36       $  6.56       $    5.66       $  14.53       $  13.15
-----------------------------------------------    -------       -------       ---------       --------       --------
Total Return (%)(c,e)                                13.65         20.98          (50.51)(f)      31.76          23.64
-----------------------------------------------    -------       -------       ---------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  37            47              46            101             80
-----------------------------------------------    -------       -------       ---------       --------       --------
Ratio of expenses before reductions (%)               1.61          1.62            1.55           1.45           1.41
-----------------------------------------------    -------       -------       ---------       --------       --------
Ratio of expenses after expense reductions (%)        1.60          1.41            1.38           1.36           1.37
------------------------------------------------   -------       -------       ---------       --------       --------
Ratio of net investment income (%)                    1.31          1.53            2.22 (b)       1.08           1.30 (b)
------------------------------------------------   -------       -------       ---------       --------       --------
Portfolio turnover rate (%)                             28           152             154            119            140(d)
------------------------------------------------   -------       -------       ---------       --------       --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the years ended October 31, 2008 and 2006, respectively.
(c)        Total return does not reflect the effect of any sales charges.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.68)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
*     Amount is less than $.005.

                                       68
   Financial Highlights

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS B



YEARS ENDED OCTOBER 31,                               2010         2009           2008            2007           2006
-----------------------------------------------  -------------  ----------  ----------------  -----------  ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.31       $  5.44       $   14.10       $  12.80       $  11.08
-----------------------------------------------    -------       -------       ---------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .04           .04             .14 (b)        .04            .07 (b)
-----------------------------------------------    -------       -------       ---------       --------       --------
  Net realized and unrealized gain (loss)              .74          1.00          ( 5.96)          3.38           2.45
-----------------------------------------------    -------       -------       ---------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .78          1.04          ( 5.82)          3.42           2.52
-----------------------------------------------    -------       -------       ---------       --------       --------
Less distributions from:
  Net investment income                              ( .03)        ( .17)              -         (  .33)             -
-----------------------------------------------    -------       -------       ---------       --------       --------
  Net realized gains                                     -             -          ( 2.84)        ( 1.79)        (  .80)
-----------------------------------------------    -------       -------       ---------       --------       --------
  TOTAL DISTRIBUTIONS                                ( .03)        ( .17)         ( 2.84)        ( 2.12)        (  .80)
-----------------------------------------------    -------       -------       ---------       --------       --------
Increase from regulatory settlements                   .02 (g)         -               -              -              -
-----------------------------------------------    -------       -------       ---------       --------       --------
Redemption fees                                        .00*          .00*            .00*           .00*           .00*
-----------------------------------------------    -------       -------       ---------       --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.08       $  6.31       $    5.44       $  14.10       $  12.80
-----------------------------------------------    -------       -------       ---------       --------       --------
Total Return (%)(c,e)                                12.75         20.07          (50.89)(f)      30.74          22.68
-----------------------------------------------    -------       -------       ---------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2             3               5             12             11
-----------------------------------------------    -------       -------       ---------       --------       --------
Ratio of expenses before reductions (%)               2.47          2.59            2.34           2.23           2.26
-----------------------------------------------    -------       -------       ---------       --------       --------
Ratio of expenses after expense reductions (%)        2.32          2.25            2.18           2.14           2.14
------------------------------------------------   -------       -------       ---------       --------       --------
Ratio of net investment income (loss) (%)              .59           .69            1.42 (b)        .30            .53 (b)
------------------------------------------------   -------       -------       ---------       --------       --------
Portfolio turnover rate (%)                             28           152             154            119            140(d)
------------------------------------------------   -------       -------       ---------       --------       --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the years ended October 31, 2008 and 2006, respectively.
(c)        Total return does not reflect the effect of any sales charges.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (51.06)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
(*) Amount is less than $.005.

                                       69
   Financial Highlights

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS C



YEARS ENDED OCTOBER 31,                               2010          2009
------------------------------------------------ ------------- --------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   6.31      $    5.44
------------------------------------------------   --------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .04            .04
------------------------------------------------   --------      ---------
  Net realized and unrealized gain (loss)               .74           1.01
------------------------------------------------   --------      ---------
  TOTAL FROM INVESTMENT OPERATIONS                      .78           1.05
------------------------------------------------   --------      ---------
Less distributions from:
  Net investment income                               ( .03)         ( .18)
------------------------------------------------   --------      ---------
  Net realized gains                                      -              -
------------------------------------------------   --------      ---------
  TOTAL DISTRIBUTIONS                                 ( .03)         ( .18)
------------------------------------------------   --------      ---------
Increase from regulatory settlements                    .02 (g)          -
------------------------------------------------   --------      ---------
Redemption fees                                         .00*           .00*
------------------------------------------------   --------      ---------
NET ASSET VALUE, END OF PERIOD                      $  7.08      $    6.31
------------------------------------------------   --------      ---------
Total Return (%)(c)                                   12.75          19.94 (e)
------------------------------------------------   --------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    6              6
------------------------------------------------   --------      ---------
Ratio of expenses before expense reductions (%)        2.34           2.45
------------------------------------------------   --------      ---------
Ratio of expenses after expense reductions (%)         2.34           2.24
------------------------------------------------   --------      ---------
Ratio of net investment income (loss) (%)               .57            .70
------------------------------------------------   --------      ---------
Portfolio turnover rate (%)                              28            152
------------------------------------------------   --------      ---------



YEARS ENDED OCTOBER 31,                                   2008               2007             2006
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     14.11          $   12.79        $   11.08
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .15 (b)            .05              .06 (b)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 5.98)              3.38             2.45
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 5.83)              3.43             2.51
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                        -             (  .32)               -
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.84)            ( 1.79)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.84)            ( 2.11)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
Increase from regulatory settlements                           -                  -                -
-------------------------------------------------    -----------          ---------        ---------
Redemption fees                                              .00*               .00*             .00*
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      5.44          $   14.11        $   12.79
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)(c)                                       (50.81)(e,f)        30.78 (e)        22.59
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         8                 18               16
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             2.27               2.18             2.18
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)              2.10               2.10             2.18
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (loss) (%)                   1.50 (b)            .34              .49 (b)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  154                119              140(d)
-------------------------------------------------    -----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the years ended October 31, 2008 and 2006, respectively.
(c)        Total return does not reflect the effect of any sales charges.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.98)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
*     Amount is less than $.005.

                                       70
   Financial Highlights

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS R



YEARS ENDED OCTOBER 31,                               2010          2009
------------------------------------------------ ------------- --------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   6.40      $    5.50
------------------------------------------------   --------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                       .07            .08
------------------------------------------------   --------      ---------
  Net realized and unrealized gain (loss)               .76           1.03
------------------------------------------------   --------      ---------
  TOTAL FROM INVESTMENT OPERATIONS                      .83           1.11
------------------------------------------------   --------      ---------
Less distributions from:
  Net investment income                               ( .09)         ( .21)
------------------------------------------------   --------      ---------
  Net realized gains                                      -              -
------------------------------------------------   --------      ---------
  TOTAL DISTRIBUTIONS                                 ( .09)         ( .21)
------------------------------------------------   --------      ---------
Increase from regulatory settlements                    .02 (g)          -
------------------------------------------------   --------      ---------
Redemption fees                                         .00*           .00*
------------------------------------------------   --------      ---------
NET ASSET VALUE, END OF PERIOD                      $  7.16      $    6.40
------------------------------------------------   --------      ---------
Total Return (%)                                      13.35          21.19 (e)
------------------------------------------------   --------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    2              1
------------------------------------------------   --------      ---------
Ratio of expenses before expense reductions (%)        1.79           1.62
------------------------------------------------   --------      ---------
Ratio of expenses after expense reductions (%)         1.79           1.41
------------------------------------------------   --------      ---------
Ratio of net investment income (%)                     1.12           1.52
------------------------------------------------   --------      ---------
Portfolio turnover rate (%)                              28            152
------------------------------------------------   --------      ---------



YEARS ENDED OCTOBER 31,                                   2008               2007            2006(A)
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     14.19          $   12.86        $   11.07
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                            .22 (c)            .13              .13 (c)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.04)              3.39             2.46
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 5.82)              3.52             2.59
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .03)            (  .40)               -
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.84)            ( 1.79)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.87)            ( 2.19)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
Increase from regulatory settlements                           -                  -                -
-------------------------------------------------    -----------          ---------        ---------
Redemption fees                                              .00*               .00*             .00*
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      5.50          $   14.19        $   12.86
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (50.62)(e,f)        31.66 (e)        23.36 (e)
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         1                  1                3
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.64               1.52             1.70
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)              1.47               1.44             1.63
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (%)                          2.13 (c)           1.00             1.04 (c)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  154                119              140(d)
-------------------------------------------------    -----------          ---------        ---------

(a)        Per share data have been restated to reflect the effects of a
           1.82569632 for 1 stock split effective November 11, 2005.
(b)        Based on average shares outstanding during the period.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the years ended October 31, 2008 and 2006, respectively.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.79)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
*     Amount is less than $.005.

                                       71
   Financial Highlights

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - INSTITUTIONAL CLASS



YEARS ENDED OCTOBER 31,                               2010          2009
------------------------------------------------ ------------- --------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   6.40      $    5.52
------------------------------------------------   --------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                       .12            .11
------------------------------------------------   --------      ---------
  Net realized and unrealized gain (loss)               .75           1.01
------------------------------------------------   --------      ---------
  TOTAL FROM INVESTMENT OPERATIONS                      .87           1.12
------------------------------------------------   --------      ---------
Less distributions from:
  Net investment income                               ( .12)         ( .24)
------------------------------------------------   --------      ---------
  Net realized gains                                      -              -
------------------------------------------------   --------      ---------
  TOTAL DISTRIBUTIONS                                 ( .12)         ( .24)
------------------------------------------------   --------      ---------
Increase from regulatory settlements                    .02 (g)          -
------------------------------------------------   --------      ---------
Redemption fees                                         .00*           .00*
------------------------------------------------   --------      ---------
NET ASSET VALUE, END OF PERIOD                      $  7.17      $    6.40
------------------------------------------------   --------      ---------
Total Return (%)                                      14.10          21.61 (c)
------------------------------------------------   --------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   52             47
------------------------------------------------   --------      ---------
Ratio of expenses before expense reductions (%)        1.13           1.23
------------------------------------------------   --------      ---------
Ratio of expenses after expense reductions (%)         1.13            .94
------------------------------------------------   --------      ---------
Ratio of net investment income (%)                     1.78           1.99
------------------------------------------------   --------      ---------
Portfolio turnover rate (%)                              28            152
------------------------------------------------   --------      ---------



YEARS ENDED OCTOBER 31,                                   2008               2007            2006(A)
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     14.26          $   12.92        $   11.07
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                            .26 (d)            .19              .20 (d)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.03)              3.41             2.45
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 5.77)              3.60             2.65
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .13)            (  .47)               -
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.84)            ( 1.79)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.97)            ( 2.26)          (  .80)
-------------------------------------------------    -----------          ---------        ---------
Increase from regulatory settlements                           -                  -                -
-------------------------------------------------    -----------          ---------        ---------
Redemption fees                                              .00*               .00*             .00*
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      5.52          $   14.26        $   12.92
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (50.31)(c,f)        32.27 (c)        23.96 (c)
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        42                 98              119
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.13               1.04             1.13
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)               .92                .93             1.10
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (%)                          2.68 (d)           1.51             1.57 (d)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  154                119              140(e)
-------------------------------------------------    -----------          ---------        ---------

(a)        Per share data have been restated to reflect the effects of a
           1.81761006 for 1 stock split effective November 11, 2005.
(b)        Based on average shares outstanding during the period.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the years ended October 31, 2008 and 2006, respectively.
(e) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.48)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
*     Amount is less than $.005.

                                       72
   Financial Highlights

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS S



YEARS ENDED OCTOBER 31,                                 2010          2009           2008            2007          2006(A)
------------------------------------------------  ---------------  ----------  ----------------  -----------  ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------          -              -
NET ASSET VALUE, BEGINNING OF PERIOD                 $  6.40        $  5.51       $   14.25       $  12.90       $  11.07
------------------------------------------------     -------        -------       ---------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(b)                        .10            .11             .26 (c)        .19            .19 (c)
------------------------------------------------     -------        -------       ---------       --------       --------
  Net realized and unrealized gain (loss)                .75           1.02          ( 6.04)          3.41           2.44
------------------------------------------------     -------        -------       ---------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .85           1.13          ( 5.78)          3.60           2.63
------------------------------------------------     -------        -------       ---------       --------       --------
Less distributions from:
  Net investment income                                ( .12)         ( .24)         (  .12)        (  .46)             -
------------------------------------------------     -------        -------       ---------       --------       --------
  Net realized gains                                       -              -          ( 2.84)        ( 1.79)        (  .80)
------------------------------------------------     -------        -------       ---------       --------       --------
  TOTAL DISTRIBUTIONS                                  ( .12)         ( .24)         ( 2.96)        ( 2.25)        (  .80)
------------------------------------------------     -------        -------       ---------       --------       --------
Increase from regulatory settlements                     .02 (g)          -               -              -              -
------------------------------------------------     -------        -------       ---------       --------       --------
Redemption fees                                          .00*           .00*            .00*           .00*           .00*
------------------------------------------------     -------        -------       ---------       --------       --------
NET ASSET VALUE, END OF PERIOD                       $  7.15        $  6.40       $    5.51       $  14.25       $  12.90
------------------------------------------------     -------        -------       ---------       --------       --------
Total Return (%)(e)                                    13.72          21.75          (50.38)(f)      32.29          23.77
------------------------------------------------     -------        -------       ---------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------   --------       --------
Net assets, end of period ($ millions)                    16             21              24             58             41
------------------------------------------------     -------        -------       ---------       --------       --------
Ratio of expenses before expense reductions (%)         1.42           1.34            1.36           1.22           1.31
-------------------------------------------------    -------        -------       ---------       --------       --------
Ratio of expenses after expense reductions (%)          1.39            .94             .97            .98           1.18
-------------------------------------------------    -------        -------       ---------       --------       --------
Ratio of net investment income (%)                      1.52           1.99            2.63 (c)       1.46           1.49 (c)
-------------------------------------------------    -------        -------       ---------       --------       --------
Portfolio turnover rate (%)                               28            152             154            119            140(d)
-------------------------------------------------    -------        -------       ---------       --------       --------

(a)        Per share data have been restated to reflect the effects of a
           1.81850854 for 1 stock split effective November 11, 2005.
(b)        Based on average shares outstanding during the period.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.12 and $0.02 per share and 1.27% and 0.17% of average daily net assets for the periods ended October 31, 2008 and 2006, respectively.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
(e) Total return would have been lower had certain expenses not been reduced.
(f) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (50.55)%.
(g) Includes a non-recurring payment from the Advisor, which amounted to $0.012 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.01 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.35% lower.
*     Amount is less than $.005.

                                       73
   Financial Highlights

DWS EMERGING MARKETS EQUITY FUND - CLASS A



YEARS ENDED OCTOBER 31,                               2010         2009         2008         2007             2006
------------------------------------------------  -----------  -----------  -----------  -----------  --------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD               $  15.34     $  10.75     $  31.64     $  25.35        $   20.26
------------------------------------------------   --------     --------     --------     --------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .02          .06          .13          .03              .06 (d)
------------------------------------------------   --------     --------     --------     --------        ---------
  Net realized and unrealized gain (loss)              3.19         4.55       (15.13)       12.72             6.67
------------------------------------------------   --------     --------     --------     --------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     3.21         4.61       (15.00)       12.75             6.73
------------------------------------------------   --------     --------     --------     --------        ---------
Less distributions from:
  Net investment income                              (  .08)      (  .02)      (  .05)      (  .03)               -
------------------------------------------------   --------     --------     --------     --------        ---------
  Net realized gains                                      -            -       ( 5.84)      ( 6.43)          ( 1.64)
------------------------------------------------   --------     --------     --------     --------        ---------
  TOTAL DISTRIBUTIONS                                (  .08)      (  .02)      ( 5.89)      ( 6.46)          ( 1.64)
------------------------------------------------   --------     --------     --------     --------        ---------
Redemption fees*                                        .00          .00          .00          .00              .00
------------------------------------------------   --------     --------     --------     --------        ---------
NET ASSET VALUE, END OF PERIOD                     $  18.47     $  15.34     $  10.75     $  31.64        $   25.35
------------------------------------------------   --------     --------     --------     --------        ---------
Total Return (%)(b)                                   21.01        42.95       (57.52)       63.41            34.49 (c,d)
------------------------------------------------   --------     --------     --------     --------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------      ---------
Net assets, end of period ($ millions)                   41           45           41          148               90
------------------------------------------------   --------     --------     --------     --------        ---------
Ratio of expenses before expense reductions (%)        1.75         1.83         1.70         1.68             1.93
-------------------------------------------------  --------     --------     --------     --------        ---------
Ratio of expenses after expense reductions (%)         1.75         1.83         1.70         1.68             1.92
-------------------------------------------------  --------     --------     --------     --------        ---------
Ratio of net investment income (loss) (%)               .13          .48          .59          .14              .26 (d)
-------------------------------------------------  --------     --------     --------     --------        ---------
Portfolio turnover rate (%)                              77          138           81           98              145
-------------------------------------------------  --------     --------     --------     --------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
*     Amount is less than $.005.

                                       74
   Financial Highlights

DWS EMERGING MARKETS EQUITY FUND - CLASS B



YEARS ENDED OCTOBER 31,                               2010        2009         2008         2007             2006
------------------------------------------------  -----------  ----------  -----------  -----------  --------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD               $  13.98     $  9.88     $  29.76     $  24.34        $   19.66
------------------------------------------------   --------     -------     --------     --------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    (  .13)     (  .08)      (  .03)      (  .16)          (  .12)(d)
------------------------------------------------   --------     -------     --------     --------        ---------
  Net realized and unrealized gain (loss)              2.90        4.18       (14.01)       12.01             6.44
------------------------------------------------   --------     -------     --------     --------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     2.77        4.10       (14.04)       11.85             6.32
------------------------------------------------   --------     -------     --------     --------        ---------
Less distributions from:
  Net realized gains                                      -           -       ( 5.84)      ( 6.43)          ( 1.64)
------------------------------------------------   --------     -------     --------     --------        ---------
Redemption fees*                                        .00         .00          .00          .00              .00
------------------------------------------------   --------     -------     --------     --------        ---------
NET ASSET VALUE, END OF PERIOD                     $  16.75     $ 13.98     $   9.88     $  29.76        $   24.34
------------------------------------------------   --------     -------     --------     --------        ---------
Total Return (%)(b)                                   19.81       41.50       (57.90)       61.91            33.44 (c,d)
------------------------------------------------   --------     -------     --------     --------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------      ---------
Net assets, end of period ($ millions)                    3           3            2           10                6
------------------------------------------------   --------     -------     --------     --------        ---------
Ratio of expenses before expense reductions (%)        2.69        2.86         2.62         2.61             2.89
-------------------------------------------------  --------     -------     --------     --------        ---------
Ratio of expenses after expense reductions (%)         2.69        2.86         2.62         2.61             2.79
-------------------------------------------------  --------     -------     --------     --------        ---------
Ratio of net investment income (loss) (%)            (  .81)     (  .72)      (  .34)      (  .79)          (  .61)(d)
-------------------------------------------------  --------     -------     --------     --------        ---------
Portfolio turnover rate (%)                              77         138           81           98              145
-------------------------------------------------  --------     -------     --------     --------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
*     Amount is less than $.005.

                                       75
   Financial Highlights

DWS EMERGING MARKETS EQUITY FUND - CLASS C



YEARS ENDED OCTOBER 31,                               2010        2009         2008         2007             2006
------------------------------------------------  -----------  ----------  -----------  -----------  --------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD               $  14.06     $  9.93     $  29.86     $  24.39        $   19.70
------------------------------------------------   --------     -------     --------     --------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                    (  .11)     (  .07)      (  .02)      (  .14)          (  .11)(d)
------------------------------------------------   --------     -------     --------     --------        ---------
  Net realized and unrealized gain (loss)              2.92        4.20       (14.07)       12.04             6.44
------------------------------------------------   --------     -------     --------     --------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     2.81        4.13       (14.09)       11.90             6.33
------------------------------------------------   --------     -------     --------     --------        ---------
Less distributions from:
  Net realized gains                                      -           -       ( 5.84)      ( 6.43)          ( 1.64)
------------------------------------------------   --------     -------     --------     --------        ---------
Redemption fees*                                        .00         .00          .00          .00              .00
------------------------------------------------   --------     -------     --------     --------        ---------
NET ASSET VALUE, END OF PERIOD                     $  16.87     $ 14.06     $   9.93     $  29.86        $   24.39
------------------------------------------------   --------     -------     --------     --------        ---------
Total Return (%)(b)                                   19.99       41.59       (57.88)       62.06            33.43 (c,d)
------------------------------------------------   --------     -------     --------     --------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------      ---------
Net assets, end of period ($ millions)                    8           7            6           15               12
------------------------------------------------   --------     -------     --------     --------        ---------
Ratio of expenses before expense reductions (%)        2.58        2.73         2.57         2.54             2.77
-------------------------------------------------  --------     -------     --------     --------        ---------
Ratio of expenses after expense reductions (%)         2.58        2.73         2.57         2.54             2.73
-------------------------------------------------  --------     -------     --------     --------        ---------
Ratio of net investment income (loss) (%)            (  .70)     (  .64)      (  .29)      (  .72)          (  .55)(d)
-------------------------------------------------  --------     -------     --------     --------        ---------
Portfolio turnover rate (%)                              77         138           81           98              145
-------------------------------------------------  --------     -------     --------     --------        ---------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
*     Amount is less than $.005.

                                       76
   Financial Highlights

DWS EMERGING MARKETS EQUITY FUND - INSTITUTIONAL CLASS



YEARS ENDED OCTOBER 31,                         2010         2009         2008(A)
------------------------------------------  -----------  -----------  ---------------
SELECTED PER SHARE DATA
-------------------------------------------------------          -              -
NET ASSET VALUE, BEGINNING OF PERIOD         $  15.60     $  10.91      $   22.13
------------------------------------------   --------     --------      ---------
Income (loss) from investment operations:
  Net investment income (loss)(b)                 .10          .09            .20
------------------------------------------   --------     --------      ---------
  Net realized and unrealized gain (loss)        3.23         4.64         (11.42)
-------------------------------------------  --------     --------      ---------
  TOTAL FROM INVESTMENT OPERATIONS               3.33         4.73         (11.22)
-------------------------------------------  --------     --------      ---------
Less distributions from:
  Net investment income                        (  .16)      (  .04)             -
-------------------------------------------  --------     --------      ---------
Redemption fees***                                .00          .00            .00
-------------------------------------------  --------     --------      ---------
NET ASSET VALUE, END OF PERIOD               $  18.77     $  15.60      $   10.91
-------------------------------------------  --------     --------      ---------
Total Return (%)                                21.54        43.53         (50.70)**
-------------------------------------------  --------     --------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------   --------      ---------
Net assets, end of period ($ millions)             76           52             41
-------------------------------------------  --------     --------      ---------
Ratio of expenses (%)                            1.32         1.38           1.38*
-------------------------------------------  --------     --------      ---------
Ratio of net investment income (loss) (%)         .56          .78           1.64*
-------------------------------------------  --------     --------      ---------
Portfolio turnover rate (%)                        77          138             81
-------------------------------------------  --------     --------      ---------

(a) For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
(b)        Based on average shares outstanding during the period.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       77
   Financial Highlights

DWS EMERGING MARKETS EQUITY FUND - CLASS S



YEARS ENDED OCTOBER 31,                              2010          2009           2008          2007               2006
------------------------------------------------ ----------- ---------------- ----------- ---------------- --------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------             -
NET ASSET VALUE, BEGINNING OF PERIOD              $  15.59      $  10.90       $  31.96      $  25.58          $   20.38
------------------------------------------------  --------      --------       --------      --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .06           .09            .16           .05                .12 (c)
------------------------------------------------  --------      --------       --------      --------          ---------
  Net realized and unrealized gain (loss)             3.23          4.63         (15.30)        12.86               6.72
------------------------------------------------  --------      --------       --------      --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    3.29          4.72         (15.14)        12.91               6.84
------------------------------------------------  --------      --------       --------      --------          ---------
Less distributions from:
  Net investment income                             (  .16)       (  .03)        (  .08)       (  .10)                 -
------------------------------------------------  --------      --------       --------      --------          ---------
  Net realized gains                                     -             -         ( 5.84)       ( 6.43)            ( 1.64)
------------------------------------------------  --------      --------       --------      --------          ---------
  TOTAL DISTRIBUTIONS                               (  .16)       (  .03)        ( 5.92)       ( 6.53)            ( 1.64)
------------------------------------------------  --------      --------       --------      --------          ---------
Redemption fees*                                       .00           .00            .00           .00                .00
------------------------------------------------  --------      --------       --------      --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  18.72      $  15.59       $  10.90      $  31.96          $   25.58
------------------------------------------------  --------      --------       --------      --------          ---------
Total Return (%)                                     21.21         43.53 (b)     (57.43)        63.61 (b)          34.90 (b,c)
------------------------------------------------  --------      --------       --------      --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------     ---------
Net assets, end of period ($ millions)                 130           120             97           285                202
------------------------------------------------  --------      --------       --------      --------          ---------
Ratio of expenses before expense reductions (%)       1.55          1.62           1.53          1.60               1.76
------------------------------------------------  --------      --------       --------      --------          ---------
Ratio of expenses after expense reductions (%)        1.55          1.43           1.53          1.59               1.67
------------------------------------------------  --------      --------       --------      --------          ---------
Ratio of net investment income (loss) (%)              .33           .71            .76           .23                .51 (c)
------------------------------------------------  --------      --------       --------      --------          ---------
Portfolio turnover rate (%)                             77           138             81            98                145
------------------------------------------------  --------      --------       --------      --------          ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
*     Amount is less than $.005.

                                       78
   Financial Highlights

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS A



YEARS ENDED OCTOBER 31,                               2010           2009               2008            2007           2006
------------------------------------------------  -----------  ----------------  -----------------  -----------  ----------------
SELECTED PER SHARE DATA
------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.23       $   7.96          $   12.49        $  12.12       $  11.31
------------------------------------------------   --------       --------          ---------        --------       --------
Income (loss) from investment operations:
  Net investment income(a)                              .57            .62                .77             .79            .68
------------------------------------------------   --------       --------          ---------        --------       --------
  Net realized and unrealized gain (loss)              1.16           2.64             ( 4.64)            .37            .82
------------------------------------------------   --------       --------          ---------        --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.73           3.26             ( 3.87)           1.16           1.50
------------------------------------------------   --------       --------          ---------        --------       --------
Less distributions from:
  Net investment income                              (  .55)        (  .41)            (  .66)         (  .79)        (  .69)
------------------------------------------------   --------       --------          ---------        --------       --------
  Net realized gains                                      -         (  .18)                 -               -              -
------------------------------------------------   --------       --------          ---------        --------       --------
  Return of capital                                       -         (  .40)                 -               -              -
------------------------------------------------   --------       --------          ---------        --------       --------
  TOTAL DISTRIBUTIONS                                (  .55)        (  .99)            (  .66)         (  .79)        (  .69)
------------------------------------------------   --------       --------          ---------        --------       --------
Redemption fees                                         .00            .00*               .00*            .00*           .00*
------------------------------------------------   --------       --------          ---------        --------       --------
NET ASSET VALUE, END OF PERIOD                     $  11.41       $  10.23          $    7.96        $  12.49       $  12.12
------------------------------------------------   --------       --------          ---------        --------       --------
Total Return (%)(b)                                   17.41          44.31 (c)         (32.54)(c)        9.92          13.58 (c)
------------------------------------------------   --------       --------          ---------        --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DA
------------------------------------------------
Net assets, end of period ($ millions)                   27             24                 19              43             18
------------------------------------------------   --------       --------          ---------        --------       --------
Ratio of expenses before expense reductions (%)        1.22           1.34               1.34            1.34           1.68
-------------------------------------------------  --------       --------          ---------        --------       --------
Ratio of expenses after expense reductions (%)         1.22           1.29               1.34            1.34           1.56
-------------------------------------------------  --------       --------          ---------        --------       --------
Ratio of net investment income (%)                     5.31           6.95               6.59            6.40           5.83
-------------------------------------------------  --------       --------          ---------        --------       --------
Portfolio turnover rate (%)                              42            110                 99             173            224
-------------------------------------------------  --------       --------          ---------        --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       79
   Financial Highlights

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS B



YEARS ENDED OCTOBER 31,                               2010        2009         2008         2007         2006
------------------------------------------------  -----------  ----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.28     $  7.99     $  12.53     $  12.17     $  11.35
------------------------------------------------   --------     -------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                              .47         .56          .68          .68          .59
------------------------------------------------   --------     -------     --------     --------     --------
  Net realized and unrealized gain (loss)              1.17        2.65       ( 4.66)         .37          .83
------------------------------------------------   --------     -------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.64        3.21       ( 3.98)        1.05         1.42
------------------------------------------------   --------     -------     --------     --------     --------
Less distributions from:
  Net investment income                              (  .47)     (  .34)      (  .56)      (  .69)      (  .60)
------------------------------------------------   --------     -------     --------     --------     --------
  Net realized gains                                      -      (  .18)           -            -            -
------------------------------------------------   --------     -------     --------     --------     --------
  Return of capital                                       -      (  .40)           -            -            -
------------------------------------------------   --------     -------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                (  .47)     (  .92)      (  .56)      (  .69)      (  .60)
------------------------------------------------   --------     -------     --------     --------     --------
Redemption fees*                                        .00         .00          .00          .00          .00
------------------------------------------------   --------     -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $  11.45     $ 10.28     $   7.99     $  12.53     $  12.17
------------------------------------------------   --------     -------     --------     --------     --------
Total Return (%)(b,c)                                 16.43       43.17       (33.07)        8.94        12.79
------------------------------------------------   --------     -------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    1           1            1            2            2
------------------------------------------------   --------     -------     --------     --------     --------
Ratio of expenses before expense reductions (%)        2.10        2.24         2.21         2.28         2.58
-------------------------------------------------  --------     -------     --------     --------     --------
Ratio of expenses after expense reductions (%)         2.10        2.03         2.12         2.19         2.33
-------------------------------------------------  --------     -------     --------     --------     --------
Ratio of net investment income (%)                     4.43        6.21         5.80         5.54         5.06
-------------------------------------------------  --------     -------     --------     --------     --------
Portfolio turnover rate (%)                              42         110           99          173          224
-------------------------------------------------  --------     -------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       80
   Financial Highlights

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS C



YEARS ENDED OCTOBER 31,                               2010           2009               2008            2007           2006
------------------------------------------------  -----------  ----------------  -----------------  -----------  ----------------
SELECTED PER SHARE DATA
------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.26       $   7.98          $   12.51        $  12.14       $  11.33
------------------------------------------------   --------       --------          ---------        --------       --------
Income (loss) from investment operations:
  Net investment income(a)                              .48            .56                .68             .69            .59
------------------------------------------------   --------       --------          ---------        --------       --------
  Net realized and unrealized gain (loss)              1.17           2.64             ( 4.65)            .37            .82
------------------------------------------------   --------       --------          ---------        --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.65           3.20             ( 3.97)           1.06           1.41
------------------------------------------------   --------       --------          ---------        --------       --------
Less distributions from:
  Net investment income                              (  .47)        (  .34)            (  .56)         (  .69)        (  .60)
------------------------------------------------   --------       --------          ---------        --------       --------
  Net realized gains                                      -         (  .18)                 -               -              -
------------------------------------------------   --------       --------          ---------        --------       --------
  Return of capital                                       -         (  .40)                 -               -              -
------------------------------------------------   --------       --------          ---------        --------       --------
  TOTAL DISTRIBUTIONS                                (  .47)        (  .92)            (  .56)         (  .69)        (  .60)
------------------------------------------------   --------       --------          ---------        --------       --------
Redemption fees*                                        .00            .00                .00             .00            .00
------------------------------------------------   --------       --------          ---------        --------       --------
NET ASSET VALUE, END OF PERIOD                     $  11.44       $  10.26          $    7.98        $  12.51       $  12.14
------------------------------------------------   --------       --------          ---------        --------       --------
Total Return (%)(b)                                   16.60          43.09 (c)         (33.07)(c)        9.06          12.80 (c)
------------------------------------------------   --------       --------          ---------        --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DA
------------------------------------------------
Net assets, end of period ($ millions)                   11             10                  6              13              6
------------------------------------------------   --------       --------          ---------        --------       --------
Ratio of expenses before expense reductions (%)        1.99           2.13               2.13            2.13           2.45
-------------------------------------------------  --------       --------          ---------        --------       --------
Ratio of expenses after expense reductions (%)         1.99           2.04               2.11            2.13           2.32
-------------------------------------------------  --------       --------          ---------        --------       --------
Ratio of net investment income (%)                     4.54           6.20               5.81            5.60           5.07
-------------------------------------------------  --------       --------          ---------        --------       --------
Portfolio turnover rate (%)                              42            110                 99             173            224
-------------------------------------------------  --------       --------          ---------        --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       81
   Financial Highlights

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - INSTITUTIONAL CLASS



YEARS ENDED OCTOBER 31,                         2010        2009         2008(A)
------------------------------------------  -----------  ----------  ---------------
SELECTED PER SHARE DATA
-------------------------------------------------------         -              -
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.24     $  7.97      $   12.11
------------------------------------------   --------     -------      ---------
Income (loss) from investment operations:
  Net investment income(b)                        .61         .66            .56
------------------------------------------   --------     -------      ---------
  Net realized and unrealized gain (loss)        1.16        2.64         ( 4.18)
-------------------------------------------  --------     -------      ---------
  TOTAL FROM INVESTMENT OPERATIONS               1.77        3.30         ( 3.62)
-------------------------------------------  --------     -------      ---------
Less distributions from:
  Net investment income                        (  .60)     (  .45)        (  .52)
-------------------------------------------  --------     -------      ---------
  Net realized gains                                -      (  .18)             -
-------------------------------------------  --------     -------      ---------
  Return of capital                                 -      (  .40)             -
-------------------------------------------  --------     -------      ---------
  TOTAL DISTRIBUTIONS                          (  .60)     ( 1.03)        (  .52)
-------------------------------------------  --------     -------      ---------
Redemption fees***                                .00         .00            .00
-------------------------------------------  --------     -------      ---------
NET ASSET VALUE, END OF PERIOD               $  11.41     $ 10.24      $    7.97
-------------------------------------------  --------     -------      ---------
Total Return (%)                                17.88       44.68         (31.15)**
-------------------------------------------  --------     -------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------   -------      ---------
Net assets, end of period ($ millions)            107          68             36
-------------------------------------------  --------     -------      ---------
Ratio of expenses (%)                             .81         .89            .96*
-------------------------------------------  --------     -------      ---------
Ratio of net investment income (%)               5.72        7.35           7.57*
-------------------------------------------  --------     -------      ---------
Portfolio turnover rate (%)                        42         110             99
-------------------------------------------  --------     -------      ---------

(a) For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
(b)        Based on average shares outstanding during the period.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       82
   Financial Highlights

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS S



YEARS ENDED OCTOBER 31,                              2010          2009              2008             2007             2006
------------------------------------------------ ----------- ---------------- ----------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.24      $   7.96         $   12.49         $  12.13         $  11.31
------------------------------------------------  --------      --------         ---------         --------         --------
Income (loss) from investment operations:
  Net investment income(a)                             .59           .65               .80              .81              .71
------------------------------------------------  --------      --------         ---------         --------         --------
  Net realized and unrealized gain (loss)             1.16          2.64            ( 4.65)             .37              .83
------------------------------------------------  --------      --------         ---------         --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.75          3.29            ( 3.85)            1.18             1.54
------------------------------------------------  --------      --------         ---------         --------         --------
Less distributions from:
  Net investment income                             (  .58)       (  .43)           (  .68)          (  .82)          (  .72)
------------------------------------------------  --------      --------         ---------         --------         --------
  Net realized gains                                     -        (  .18)                -                -                -
------------------------------------------------  --------      --------         ---------         --------         --------
  Return of capital                                      -        (  .40)                -                -                -
------------------------------------------------  --------      --------         ---------         --------         --------
  TOTAL DISTRIBUTIONS                               (  .58)       ( 1.01)           (  .68)          (  .82)          (  .72)
------------------------------------------------  --------      --------         ---------         --------         --------
Redemption fees*                                       .00           .00               .00              .00              .00
------------------------------------------------  --------      --------         ---------         --------         --------
NET ASSET VALUE, END OF PERIOD                    $  11.41      $  10.24         $    7.96         $  12.49         $  12.13
------------------------------------------------  --------      --------         ---------         --------         --------
Total Return (%)                                     17.70         44.65 (b)        (32.41)(b)        10.10 (b)        13.90 (b)
------------------------------------------------  --------      --------         ---------         --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 149           143               112              199              182
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses before expense reductions (%)        .99          1.06              1.12             1.19             1.40
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses after expense reductions (%)         .99          1.04              1.10             1.15             1.27
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of net investment income (%)                    5.54          7.20              6.82             6.58             6.12
------------------------------------------------  --------      --------         ---------         --------         --------
Portfolio turnover rate (%)                             42           110                99              173              224
------------------------------------------------  --------      --------         ---------         --------         --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       83
   Financial Highlights

DWS ENHANCED GLOBAL BOND FUND - CLASS A



YEARS ENDED OCTOBER 31,                               2010        2009           2008             2007             2006
------------------------------------------------  -----------  ----------  ---------------  ---------------  ----------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.55     $  9.72       $  9.97          $  9.67          $  10.01
------------------------------------------------   --------     -------       -------          -------          --------
Income (loss) from investment operations:
  Net investment income(a)                              .29         .25           .23              .22               .21
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized and unrealized gain (loss)               .38        1.36         ( .23)             .33               .24
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL FROM INVESTMENT OPERATIONS                      .67        1.61         ( .00)*            .55               .45
------------------------------------------------   --------     -------       -------          -------          --------
Less distributions from:
  Net investment income                              (  .36)     (  .30)        ( .25)           ( .25)           (  .79)
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized gains                                      -      (  .48)            -                -                 -
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL DISTRIBUTIONS                                (  .36)     (  .78)        ( .25)           ( .25)           (  .79)
------------------------------------------------   --------     -------       -------          -------          --------
Redemption fees*                                        .00         .00           .00              .00               .00
------------------------------------------------   --------     -------       -------          -------          --------
NET ASSET VALUE, END OF PERIOD                     $  10.86     $ 10.55       $  9.72          $  9.97          $   9.67
------------------------------------------------   --------     -------       -------          -------          --------
Total Return (%)(b)                                    6.53       17.47         ( .07)(c)         5.92 (c)          4.71 (c)
------------------------------------------------   --------     -------       -------          -------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   39          38            32               29                31
------------------------------------------------   --------     -------       -------          -------          --------
Ratio of expenses before expense reductions (%)        1.16        1.21          1.43             1.60              1.66
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of expenses after expense reductions (%)         1.16        1.21          1.27             1.40              1.41
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of net investment income (%)                     2.83        2.53          2.27             2.25              2.12
-------------------------------------------------  --------     -------       -------          -------          --------
Portfolio turnover rate (%)                             162         163           146              237               183
-------------------------------------------------  --------     -------       -------          -------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       84
   Financial Highlights

DWS ENHANCED GLOBAL BOND FUND - CLASS B



YEARS ENDED OCTOBER 31,                              2010          2009             2008            2007            2006
------------------------------------------------ ----------- ---------------- --------------- --------------- ----------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.56      $   9.72         $  9.97         $  9.67         $  10.01
------------------------------------------------  --------      --------         -------         -------         --------
Income (loss) from investment operations:
  Net investment income(a)                             .21           .17             .15             .14              .13
------------------------------------------------  --------      --------         -------         -------         --------
  Net realized and unrealized gain (loss)              .37          1.38           ( .23)            .33              .24
------------------------------------------------  --------      --------         -------         -------         --------
  TOTAL FROM INVESTMENT OPERATIONS                     .58          1.55           ( .08)            .47              .37
------------------------------------------------  --------      --------         -------         -------         --------
Less distributions from:
  Net investment income                             (  .27)       (  .23)          ( .17)          ( .17)          (  .71)
------------------------------------------------  --------      --------         -------         -------         --------
  Net realized gains                                     -        (  .48)              -               -                -
------------------------------------------------  --------      --------         -------         -------         --------
  TOTAL DISTRIBUTIONS                               (  .27)       (  .71)          ( .17)          ( .17)          (  .71)
------------------------------------------------  --------      --------         -------         -------         --------
Redemption fees*                                       .00           .00             .00             .00              .00
------------------------------------------------  --------      --------         -------         -------         --------
NET ASSET VALUE, END OF PERIOD                    $  10.87      $  10.56         $  9.72         $  9.97         $   9.67
------------------------------------------------  --------      --------         -------         -------         --------
Total Return (%)(b)                                   5.66         16.56 (c)       ( .72)(c)        4.96 (c)         3.93 (c)
------------------------------------------------  --------      --------         -------         -------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2             2               3               2                2
------------------------------------------------  --------      --------         -------         -------         --------
Ratio of expenses before expense reductions (%)       1.99          2.06            2.24            2.38             2.88
------------------------------------------------  --------      --------         -------         -------         --------
Ratio of expenses after expense reductions (%)        1.99          2.01            2.02            2.15             2.23
------------------------------------------------  --------      --------         -------         -------         --------
Ratio of net investment income (%)                    2.00          1.73            1.52            1.50             1.30
------------------------------------------------  --------      --------         -------         -------         --------
Portfolio turnover rate (%)                            162           163             146             237              183
------------------------------------------------  --------      --------         -------         -------         --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       85
   Financial Highlights

DWS ENHANCED GLOBAL BOND FUND - CLASS C



YEARS ENDED OCTOBER 31,                               2010        2009           2008             2007             2006
------------------------------------------------  -----------  ----------  ---------------  ---------------  ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.55     $  9.72       $  9.97          $  9.66          $  10.00
------------------------------------------------   --------     -------       -------          -------          --------
Income (loss) from investment operations:
  Net investment income(a)                              .22         .18           .15              .15               .13
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized and unrealized gain (loss)               .37        1.36         ( .23)             .33               .24
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL FROM INVESTMENT OPERATIONS                      .59        1.54         ( .08)             .48               .37
------------------------------------------------   --------     -------       -------          -------          --------
Less distributions from:
  Net investment income                              (  .28)     (  .23)        ( .17)           ( .17)           (  .71)
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized gains                                      -      (  .48)            -                -                 -
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL DISTRIBUTIONS                                (  .28)     (  .71)        ( .17)           ( .17)           (  .71)
------------------------------------------------   --------     -------       -------          -------          --------
Redemption fees*                                        .00         .00           .00              .00               .00
------------------------------------------------   --------     -------       -------          -------          --------
NET ASSET VALUE, END OF PERIOD                     $  10.86     $ 10.55       $  9.72          $  9.97          $   9.66
------------------------------------------------   --------     -------       -------          -------          --------
Total Return (%)(b)                                    5.74       16.60         ( .82)(c)         5.08 (c)          3.94 (c)
------------------------------------------------   --------     -------       -------          -------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    8           7             6                4                 3
------------------------------------------------   --------     -------       -------          -------          --------
Ratio of expenses before expense reductions (%)        1.90        1.95          2.15             2.35              2.51
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of expenses after expense reductions (%)         1.90        1.95          2.02             2.14              2.22
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of net investment income (%)                     2.09        1.79          1.52             1.51              1.31
-------------------------------------------------  --------     -------       -------          -------          --------
Portfolio turnover rate (%)                             162         163           146              237               183
-------------------------------------------------  --------     -------       -------          -------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       86
   Financial Highlights

DWS ENHANCED GLOBAL BOND FUND -  CLASS S



YEARS ENDED OCTOBER 31,                               2010        2009           2008             2007             2006
------------------------------------------------  -----------  ----------  ---------------  ---------------  ----------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.55     $  9.71       $  9.96          $  9.66          $  10.00
------------------------------------------------   --------     -------       -------          -------          --------
Income (loss) from investment operations:
  Net investment income(a)                              .32         .28           .26              .24               .23
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized and unrealized gain (loss)               .37        1.37         ( .23)             .34               .25
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL FROM INVESTMENT OPERATIONS                      .69        1.65           .03              .58               .48
------------------------------------------------   --------     -------       -------          -------          --------
Less distributions from:
  Net investment income                              (  .39)     (  .33)        ( .28)           ( .28)           (  .82)
------------------------------------------------   --------     -------       -------          -------          --------
  Net realized gains                                      -      (  .48)            -                -                 -
------------------------------------------------   --------     -------       -------          -------          --------
  TOTAL DISTRIBUTIONS                                (  .39)     (  .81)        ( .28)           ( .28)           (  .82)
------------------------------------------------   --------     -------       -------          -------          --------
Redemption fees*                                        .00         .00           .00              .00               .00
------------------------------------------------   --------     -------       -------          -------          --------
NET ASSET VALUE, END OF PERIOD                     $  10.85     $ 10.55       $  9.71          $  9.96          $   9.66
------------------------------------------------   --------     -------       -------          -------          --------
Total Return (%)                                       6.73       17.90           .17 (b)         6.09 (b)          5.11 (b)
------------------------------------------------   --------     -------       -------          -------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  112         128           105               95               108
------------------------------------------------   --------     -------       -------          -------          --------
Ratio of expenses before expense reductions (%)         .90         .91          1.17             1.33              1.41
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of expenses after expense reductions (%)          .90         .91          1.02             1.15              1.16
-------------------------------------------------  --------     -------       -------          -------          --------
Ratio of net investment income (%)                     3.09        2.83          2.52             2.50              2.37
-------------------------------------------------  --------     -------       -------          -------          --------
Portfolio turnover rate (%)                             162         163           146              237               183
-------------------------------------------------  --------     -------       -------          -------          --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       87
   Financial Highlights

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS A



YEARS ENDED OCTOBER 31,                                2010             2009
------------------------------------------------ ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   29.06        $   22.54
------------------------------------------------    ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .05)             .01
------------------------------------------------    ---------        ---------
  Net realized and unrealized gain (loss)                7.47             6.70
------------------------------------------------    ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       7.42             6.71
------------------------------------------------    ---------        ---------
Less distributions from:
  Net investment income                                     -           (  .19)
------------------------------------------------    ---------        ---------
  Net realized gains                                        -                -
------------------------------------------------    ---------        ---------
  TOTAL DISTRIBUTIONS                                       -           (  .19)
------------------------------------------------    ---------        ---------
Increase from regulatory settlements                      .15 (e)            -
------------------------------------------------    ---------        ---------
Redemption fees                                           .00*             .00*
------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   36.63        $   29.06
------------------------------------------------    ---------        ---------
Total Return (%)(b)                                     26.05            30.15 (c)
------------------------------------------------    ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    131              124
------------------------------------------------    ---------        ---------
Ratio of expenses before expense reductions (%)          1.63             1.72
------------------------------------------------    ---------        ---------
Ratio of expenses after expense reductions (%)           1.63             1.56
------------------------------------------------    ---------        ---------
Ratio of net investment income (loss) (%)              (  .18)             .02
------------------------------------------------    ---------        ---------
Portfolio turnover rate (%)                                38               53
------------------------------------------------    ---------        ---------



YEARS ENDED OCTOBER 31,                                 2008             2007               2006
------------------------------------------------ ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD                $    47.86        $   43.66         $    36.46
-------------------------------------------------   ----------        ---------         ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                          .31           (  .01)            (  .13)(d)
-------------------------------------------------   ----------        ---------         ----------
  Net realized and unrealized gain (loss)               (22.85)            9.16               9.17
-------------------------------------------------   ----------        ---------         ----------
  TOTAL FROM INVESTMENT OPERATIONS                      (22.54)            9.15               9.04
-------------------------------------------------   ----------        ---------         ----------
Less distributions from:
  Net investment income                                 (  .16)          (  .01)            (  .18)
-------------------------------------------------   ----------        ---------         ----------
  Net realized gains                                    ( 2.62)          ( 4.94)            ( 1.66)
-------------------------------------------------   ----------        ---------         ----------
  TOTAL DISTRIBUTIONS                                   ( 2.78)          ( 4.95)            ( 1.84)
-------------------------------------------------   ----------        ---------         ----------
Increase from regulatory settlements                         -                -                  -
-------------------------------------------------   ----------        ---------         ----------
Redemption fees                                            .00*             .00*               .00*
-------------------------------------------------   ----------        ---------         ----------
NET ASSET VALUE, END OF PERIOD                      $    22.54        $   47.86         $    43.66
-------------------------------------------------   ----------        ---------         ----------
Total Return (%)(b)                                     (49.77)(c)        22.78 (c)          25.56 (c,d)
-------------------------------------------------   ----------        ---------         ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     ----------
Net assets, end of period ($ millions)                     130              300                219
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses before expense reductions (%)           1.69             1.69               1.79
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses after expense reductions (%)            1.60             1.65               1.76
-------------------------------------------------   ----------        ---------         ----------
Ratio of net investment income (loss) (%)                  .80           (  .03)            (  .34)(d)
-------------------------------------------------   ----------        ---------         ----------
Portfolio turnover rate (%)                                 20               21                 29
-------------------------------------------------   ----------        ---------         ----------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds, The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(e) Includes a non-recurring payment from the Advisor, which amounted to $0.083 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.062 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
*     Amount is less than $.005.

                                       88
   Financial Highlights

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS B



YEARS ENDED OCTOBER 31,                                 2010            2009         2008         2007           2006
------------------------------------------------  ----------------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD                 $  26.40        $  20.47     $  43.88     $  40.68       $  34.17
------------------------------------------------     --------        --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .25)         (  .12)         .10       (  .31)        (  .44)(d)
------------------------------------------------     --------        --------     --------     --------       --------
  Net realized and unrealized gain (loss)                6.71            6.08       (20.89)        8.45           8.61
------------------------------------------------     --------        --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       6.46            5.96       (20.79)        8.14           8.17
------------------------------------------------     --------        --------     --------     --------       --------
Less distributions from:
  Net investment income                                     -          (  .03)           -            -              -
------------------------------------------------     --------        --------     --------     --------       --------
  Net realized gains                                        -               -       ( 2.62)      ( 4.94)        ( 1.66)
------------------------------------------------     --------        --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                       -          (  .03)      ( 2.62)      ( 4.94)        ( 1.66)
------------------------------------------------     --------        --------     --------     --------       --------
Increase from regulatory settlements                      .13 (e)           -            -            -              -
------------------------------------------------     --------        --------     --------     --------       --------
Redemption fees                                           .00*            .00*         .00*         .00*           .00*
------------------------------------------------     --------        --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                       $  32.99        $  26.40     $  20.47     $  43.88       $  40.68
------------------------------------------------     --------        --------     --------     --------       --------
Total Return (%)(b,c)                                   24.96           29.21       (50.15)       21.88          24.61 (d)
------------------------------------------------     --------        --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                      8              10           11           32             34
------------------------------------------------     --------        --------     --------     --------       --------
Ratio of expenses before expense reductions (%)          2.51            2.67         2.53         2.53           2.68
-------------------------------------------------    --------        --------     --------     --------       --------
Ratio of expenses after expense reductions (%)           2.49            2.31         2.35         2.38           2.52
-------------------------------------------------    --------        --------     --------     --------       --------
Ratio of net investment income (loss) (%)              ( 1.04)         (  .73)         .05       (  .78)        ( 1.14)(d)
-------------------------------------------------    --------        --------     --------     --------       --------
Portfolio turnover rate (%)                                38              53           20           21             29
-------------------------------------------------    --------        --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(e) Includes a non-recurring payment from the Advisor, which amounted to $0.071 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.055 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
*     Amount is less than $.005.

                                       89
   Financial Highlights

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS C



YEARS ENDED OCTOBER 31,                                2010             2009
------------------------------------------------ ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   26.53        $   20.58
------------------------------------------------    ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      (  .23)          (  .12)
------------------------------------------------    ---------        ---------
  Net realized and unrealized gain (loss)                6.75             6.10
------------------------------------------------    ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       6.52             5.98
------------------------------------------------    ---------        ---------
Less distributions from:
  Net investment income                                     -           (  .03)
------------------------------------------------    ---------        ---------
  Net realized gains                                        -                -
------------------------------------------------    ---------        ---------
  TOTAL DISTRIBUTIONS                                       -           (  .03)
------------------------------------------------    ---------        ---------
Increase from regulatory settlements                      .13 (e)            -
------------------------------------------------    ---------        ---------
Redemption fees                                           .00*             .00*
------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   33.18        $   26.53
------------------------------------------------    ---------        ---------
Total Return (%)(b)                                     25.07            29.15 (c)
------------------------------------------------    ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     20               19
------------------------------------------------    ---------        ---------
Ratio of expenses before expense reductions (%)          2.40             2.52
------------------------------------------------    ---------        ---------
Ratio of expenses after expense reductions (%)           2.40             2.32
------------------------------------------------    ---------        ---------
Ratio of net investment income (loss) (%)              (  .95)          (  .74)
------------------------------------------------    ---------        ---------
Portfolio turnover rate (%)                                38               53
------------------------------------------------    ---------        ---------



YEARS ENDED OCTOBER 31,                                 2008             2007               2006
------------------------------------------------ ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD                $    44.10        $   40.86         $    34.30
-------------------------------------------------   ----------        ---------         ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                          .10           (  .32)            (  .41)(d)
-------------------------------------------------   ----------        ---------         ----------
  Net realized and unrealized gain (loss)               (21.00)            8.50               8.63
-------------------------------------------------   ----------        ---------         ----------
  TOTAL FROM INVESTMENT OPERATIONS                      (20.90)            8.18               8.22
-------------------------------------------------   ----------        ---------         ----------
Less distributions from:
  Net investment income                                      -                -                  -
-------------------------------------------------   ----------        ---------         ----------
  Net realized gains                                    ( 2.62)          ( 4.94)            ( 1.66)
-------------------------------------------------   ----------        ---------         ----------
  TOTAL DISTRIBUTIONS                                   ( 2.62)          ( 4.94)            ( 1.66)
-------------------------------------------------   ----------        ---------         ----------
Increase from regulatory settlements                         -                -                  -
-------------------------------------------------   ----------        ---------         ----------
Redemption fees                                            .00*             .00*               .00*
-------------------------------------------------   ----------        ---------         ----------
NET ASSET VALUE, END OF PERIOD                      $    20.58        $   44.10         $    40.86
-------------------------------------------------   ----------        ---------         ----------
Total Return (%)(b)                                     (50.15)(c)        21.88 (c)          24.66 (c,d)
-------------------------------------------------   ----------        ---------         ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     ----------
Net assets, end of period ($ millions)                      18               44                 33
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses before expense reductions (%)           2.43             2.45               2.49
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses after expense reductions (%)            2.35             2.40               2.48
-------------------------------------------------   ----------        ---------         ----------
Ratio of net investment income (loss) (%)                  .05           (  .80)            ( 1.07)(d)
-------------------------------------------------   ----------        ---------         ----------
Portfolio turnover rate (%)                                 20               21                 29
-------------------------------------------------   ----------        ---------         ----------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(e) Includes a non-recurring payment from the Advisor, which amounted to $0.077 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.056 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
*     Amount is less than $.005.

                                       90
   Financial Highlights

DWS GLOBAL SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS



YEARS ENDED OCTOBER 31,                                 2010             2009              2008(A)
------------------------------------------------  ----------------  --------------  ---------------------
SELECTED PER SHARE DATA
------------------------------------------------------------------           -                   -
NET ASSET VALUE, BEGINNING OF PERIOD                 $  29.84         $  23.17          $    35.45
------------------------------------------------     --------         --------          ----------
Income (loss) from investment operations:
  Net investment income (loss)(b)                         .10              .07                 .02
------------------------------------------------     --------         --------          ----------
  Net realized and unrealized gain (loss)                7.71             6.89              (12.30)
------------------------------------------------     --------         --------          ----------
  TOTAL FROM INVESTMENT OPERATIONS                       7.81             6.96              (12.28)
------------------------------------------------     --------         --------          ----------
Less distributions from:
  Net investment income                                     -           (  .29)                  -
------------------------------------------------     --------         --------          ----------
Redemption fees                                           .00***           .00***              .00***
------------------------------------------------     --------         --------          ----------
Increase from regulatory settlements                      .15 (d)            -                   -
------------------------------------------------     --------         --------          ----------
NET ASSET VALUE, END OF PERIOD                       $  37.80         $  29.84          $    23.17
------------------------------------------------     --------         --------          ----------
Total Return (%)                                        26.68            30.60              (34.64)(c)**
------------------------------------------------     --------         --------          ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------    --------          ----------
Net assets, end of period ($ millions)                      6                3                 .50
------------------------------------------------     --------         --------          ----------
Ratio of expenses before expense reductions (%)          1.13             1.17                1.18*
-------------------------------------------------    --------         --------          ----------
Ratio of expenses after expense reductions (%)           1.13             1.17                1.15*
-------------------------------------------------    --------         --------          ----------
Ratio of net investment income (loss) (%)                 .33              .41                 .39*
-------------------------------------------------    --------         --------          ----------
Portfolio turnover rate (%)                                38               53                  20
-------------------------------------------------    --------         --------          ----------

(a) For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d) Includes a non-recurring payment from the Advisor, which amounted to $0.079 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.070 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       91
   Financial Highlights

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS S



YEARS ENDED OCTOBER 31,                                2010             2009
------------------------------------------------ ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   29.85        $   23.16
------------------------------------------------    ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .04              .06
------------------------------------------------    ---------        ---------
  Net realized and unrealized gain (loss)                7.70             6.89
------------------------------------------------    ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       7.74             6.95
------------------------------------------------    ---------        ---------
Less distributions from:
  Net investment income                                     -           (  .26)
------------------------------------------------    ---------        ---------
  Net realized gains                                        -                -
------------------------------------------------    ---------        ---------
  TOTAL DISTRIBUTIONS                                       -           (  .26)
------------------------------------------------    ---------        ---------
Increase from regulatory settlements                      .15 (d)            -
------------------------------------------------    ---------        ---------
Redemption fees                                           .00*             .00*
------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   37.74        $   29.85
------------------------------------------------    ---------        ---------
Total Return (%)                                        26.43            30.48 (b)
------------------------------------------------    ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    314              279
------------------------------------------------    ---------        ---------
Ratio of expenses before expense reductions (%)          1.30             1.32
------------------------------------------------    ---------        ---------
Ratio of expenses after expense reductions (%)           1.30             1.30
------------------------------------------------    ---------        ---------
Ratio of net investment income (loss) (%)                 .16              .28
------------------------------------------------    ---------        ---------
Portfolio turnover rate (%)                                38               53
------------------------------------------------    ---------        ---------



YEARS ENDED OCTOBER 31,                                 2008             2007               2006
------------------------------------------------ ----------------- ---------------- --------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------              -
NET ASSET VALUE, BEGINNING OF PERIOD                $    49.12        $   44.71         $    37.30
-------------------------------------------------   ----------        ---------         ----------
Income (loss) from investment operations:
  Net investment income (loss)(a)                          .40              .13             (  .01)(c)
-------------------------------------------------   ----------        ---------         ----------
  Net realized and unrealized gain (loss)               (23.44)            9.39               9.39
-------------------------------------------------   ----------        ---------         ----------
  TOTAL FROM INVESTMENT OPERATIONS                      (23.04)            9.52               9.38
-------------------------------------------------   ----------        ---------         ----------
Less distributions from:
  Net investment income                                 (  .30)          (  .17)            (  .31)
-------------------------------------------------   ----------        ---------         ----------
  Net realized gains                                    ( 2.62)          ( 4.94)            ( 1.66)
-------------------------------------------------   ----------        ---------         ----------
  TOTAL DISTRIBUTIONS                                   ( 2.92)          ( 5.11)            ( 1.97)
-------------------------------------------------   ----------        ---------         ----------
Increase from regulatory settlements                         -                -                  -
-------------------------------------------------   ----------        ---------         ----------
Redemption fees                                            .00*             .00*               .00*
-------------------------------------------------   ----------        ---------         ----------
NET ASSET VALUE, END OF PERIOD                      $    23.16        $   49.12         $    44.71
-------------------------------------------------   ----------        ---------         ----------
Total Return (%)                                        (49.63)(b)        23.16 (b)          25.97 (b,c)
-------------------------------------------------   ----------        ---------         ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     ----------
Net assets, end of period ($ millions)                     243              538                443
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses before expense reductions (%)           1.37             1.36               1.43
-------------------------------------------------   ----------        ---------         ----------
Ratio of expenses after expense reductions (%)            1.32             1.34               1.42
-------------------------------------------------   ----------        ---------         ----------
Ratio of net investment income (loss) (%)                 1.08              .28             (  .02)(c)
-------------------------------------------------   ----------        ---------         ----------
Portfolio turnover rate (%)                                 20               21                 29
-------------------------------------------------   ----------        ---------         ----------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
(d) Includes a non-recurring payment from the Advisor, which amounted to $0.086 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.063 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.50% lower.
*     Amount is less than $.005.

                                       92
   Financial Highlights

DWS LATIN AMERICA EQUITY FUND - CLASS A



YEARS ENDED OCTOBER 31,                         2010         2009         2008         2007         2006
------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD         $  47.75     $  31.89     $  87.06     $  57.68     $  44.84
------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                 .42          .44          .21          .28          .34
-------------------------------------------  --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)        8.09        19.11       (43.52)       36.24        15.72
-------------------------------------------  --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS               8.51        19.55       (43.31)       36.52        16.06
-------------------------------------------  --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                        ( 1.29)      (  .26)      (  .26)      (  .27)      (  .47)
-------------------------------------------  --------     --------     --------     --------     --------
  Net realized gains                                -       ( 3.43)      (11.61)      ( 6.87)      ( 2.76)
-------------------------------------------  --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                          ( 1.29)      ( 3.69)      (11.87)      ( 7.14)      ( 3.23)
-------------------------------------------  --------     --------     --------     --------     --------
Redemption fees                                   .00*         .00*         .01          .00*         .01
-------------------------------------------  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD               $  54.97     $  47.75     $  31.89     $  87.06     $  57.68
-------------------------------------------  --------     --------     --------     --------     --------
Total Return (%)(b)                             18.05        70.81       (57.20)       70.34        37.66
-------------------------------------------  --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)             58           59           37          120           51
-------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses (%)                            1.76         1.82         1.70         1.68         1.82
-------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                .84         1.27          .32          .44          .65
-------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                        37           95           37           62           70
-------------------------------------------  --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
*     Amount is less than $.005.

                                       93
   Financial Highlights

DWS LATIN AMERICA EQUITY FUND - CLASS B



YEARS ENDED OCTOBER 31,                               2010         2009         2008         2007           2006
------------------------------------------------  -----------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  46.52     $  31.14     $  85.63     $  56.99       $  44.28
------------------------------------------------   --------     --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .05          .16       (  .30)      (  .20)        (  .09)
------------------------------------------------   --------     --------     --------     --------       --------
  Net realized and unrealized gain (loss)              7.85        18.65       (42.59)       35.71          15.57
------------------------------------------------   --------     --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     7.90        18.81       (42.89)       35.51          15.48
------------------------------------------------   --------     --------     --------     --------       --------
Less distributions from:
  Net investment income                              (  .82)           -            -            -         (  .02)
------------------------------------------------   --------     --------     --------     --------       --------
  Net realized gains                                      -       ( 3.43)      (11.61)      ( 6.87)        ( 2.76)
------------------------------------------------   --------     --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                (  .82)      ( 3.43)      (11.61)      ( 6.87)        ( 2.78)
------------------------------------------------   --------     --------     --------     --------       --------
Redemption fees                                         .00*         .00*         .01          .00*           .01
------------------------------------------------   --------     --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  53.60     $  46.52     $  31.14     $  85.63       $  56.99
------------------------------------------------   --------     --------     --------     --------       --------
Total Return (%)(b)                                   17.11        69.31       (57.55)       69.01          36.52 (c)
------------------------------------------------   --------     --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                    6            6            4           14              8
------------------------------------------------   --------     --------     --------     --------       --------
Ratio of expenses before expense reductions (%)        2.55         2.72         2.50         2.47           2.68
-------------------------------------------------  --------     --------     --------     --------       --------
Ratio of expenses after expense reductions (%)         2.55         2.72         2.50         2.47           2.67
-------------------------------------------------  --------     --------     --------     --------       --------
Ratio of net investment income (loss) (%)               .05          .38       (  .48)      (  .35)        (  .20)
-------------------------------------------------  --------     --------     --------     --------       --------
Portfolio turnover rate (%)                              37           95           37           62             70
-------------------------------------------------  --------     --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       94
   Financial Highlights

DWS LATIN AMERICA EQUITY FUND - CLASS C



YEARS ENDED OCTOBER 31,                               2010         2009         2008         2007           2006
------------------------------------------------  -----------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  46.46     $  31.12     $  85.56     $  56.96       $  44.29
------------------------------------------------   --------     --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                       .05          .15       (  .30)      (  .23)        (  .07)
------------------------------------------------   --------     --------     --------     --------       --------
  Net realized and unrealized gain (loss)              7.84        18.62       (42.54)       35.70          15.57
------------------------------------------------   --------     --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     7.89        18.77       (42.84)       35.47          15.50
------------------------------------------------   --------     --------     --------     --------       --------
Less distributions from:
  Net investment income                              (  .77)           -            -            -         (  .08)
------------------------------------------------   --------     --------     --------     --------       --------
  Net realized gains                                      -       ( 3.43)      (11.61)      ( 6.87)        ( 2.76)
------------------------------------------------   --------     --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                (  .77)      ( 3.43)      (11.61)      ( 6.87)        ( 2.84)
------------------------------------------------   --------     --------     --------     --------       --------
Redemption fees                                         .00*         .00*         .01          .00*           .01
------------------------------------------------   --------     --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  53.58     $  46.46     $  31.12     $  85.56       $  56.96
------------------------------------------------   --------     --------     --------     --------       --------
Total Return (%)(b)                                   17.12        69.27       (57.55)       68.97          36.61 (c)
------------------------------------------------   --------     --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                   11           12            9           29             14
------------------------------------------------   --------     --------     --------     --------       --------
Ratio of expenses before expense reductions (%)        2.56         2.75         2.49         2.48           2.62
-------------------------------------------------  --------     --------     --------     --------       --------
Ratio of expenses after expense reductions (%)         2.56         2.75         2.49         2.48           2.62
-------------------------------------------------  --------     --------     --------     --------       --------
Ratio of net investment income (loss) (%)               .04          .34       (  .47)      (  .36)        (  .15)
-------------------------------------------------  --------     --------     --------     --------       --------
Portfolio turnover rate (%)                              37           95           37           62             70
-------------------------------------------------  --------     --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       95
   Financial Highlights

DWS LATIN AMERICA EQUITY FUND - CLASS S



YEARS ENDED OCTOBER 31,                         2010         2009         2008         2007         2006
------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD         $  47.89     $  32.03     $  87.36     $  57.90     $  44.98
------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                 .58          .56          .39          .44          .49
-------------------------------------------  --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)        8.12        19.14       (43.66)       36.34        15.76
-------------------------------------------  --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS               8.70        19.70       (43.27)       36.78        16.25
-------------------------------------------  --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                        ( 1.59)      (  .41)      (  .45)      (  .45)      (  .58)
-------------------------------------------  --------     --------     --------     --------     --------
  Net realized gains                                -       ( 3.43)      (11.61)      ( 6.87)      ( 2.76)
-------------------------------------------  --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                          ( 1.59)      ( 3.84)      (12.06)      ( 7.32)      ( 3.34)
-------------------------------------------  --------     --------     --------     --------     --------
Redemption fees                                   .00*         .00*         .00*         .00*         .01
-------------------------------------------  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD               $  55.00     $  47.89     $  32.03     $  87.36     $  57.90
-------------------------------------------  --------     --------     --------     --------     --------
Total Return (%)                                18.45        71.37       (57.08)       70.72        38.06
-------------------------------------------  --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)            738          697          433        1,137          718
-------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses(%)                             1.43         1.47         1.44         1.45         1.54
-------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)               1.16         1.62          .58          .67          .93
-------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                        37           95           37           62           70
-------------------------------------------  --------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
*     Amount is less than $.005.

                                       96
   Financial Highlights

DWS WORLD DIVIDEND FUND - CLASS A



YEARS ENDED OCTOBER 31,                           2010            2009         2008         2007           2006
------------------------------------------  ----------------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD           $  22.34        $  19.21     $  43.38     $  36.80       $  28.44
------------------------------------------     --------        --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                   .30             .32          .73          .62            .89 (c)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized and unrealized gain (loss)          1.39            3.66       (21.25)        7.93           8.25
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 1.69            3.98       (20.52)        8.55           9.14
-------------------------------------------    --------        --------     --------     --------       --------
Less distributions from:
  Net investment income                          (  .66)         (  .85)      (  .80)      ( 1.97)        (  .78)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized gains                                  -               -       ( 2.85)           -              -
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                            (  .66)         (  .85)      ( 3.65)      ( 1.97)        (  .78)
-------------------------------------------    --------        --------     --------     --------       --------
Increase from regulatory settlements                .21 (d)           -            -            -              -
-------------------------------------------    --------        --------     --------     --------       --------
Redemption fees*                                    .00             .00          .00          .00            .00
-------------------------------------------    --------        --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                 $  23.58        $  22.34     $  19.21     $  43.38       $  36.80
-------------------------------------------    --------        --------     --------     --------       --------
Total Return (%)(b)                                8.71           21.98       (51.18)       24.16          32.78
-------------------------------------------    --------        --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)               42              47           47          126            144
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of expenses (%)                              1.45            1.53         1.32         1.29           1.37
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of net investment income (loss) (%)          1.37            1.70         2.27         1.57           2.69 (c)
-------------------------------------------    --------        --------     --------     --------       --------
Portfolio turnover rate (%)                         204              92           43          105            203
-------------------------------------------    --------        --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets for the year ended October 31, 2006.
(d) Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.115 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.93% lower.
*     Amount is less than $.005.

                                       97
   Financial Highlights

DWS WORLD DIVIDEND FUND - CLASS B



YEARS ENDED OCTOBER 31,                                2010             2009              2008           2007          2006
------------------------------------------------ ---------------- ---------------- ----------------- ----------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                $  22.03         $  18.89         $   42.71       $  36.16      $  27.94
------------------------------------------------    --------         --------         ---------       --------      --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .11              .19               .42            .28           .58 (d)
------------------------------------------------    --------         --------         ---------       --------      --------
  Net realized and unrealized gain (loss)               1.38             3.61            (20.94)          7.82          8.10
------------------------------------------------    --------         --------         ---------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                      1.49             3.80            (20.52)          8.10          8.68
------------------------------------------------    --------         --------         ---------       --------      --------
Less distributions from:
  Net investment income                               (  .52)          (  .66)           (  .45)        ( 1.55)       (  .46)
------------------------------------------------    --------         --------         ---------       --------      --------
  Net realized gains                                       -                -            ( 2.85)             -             -
------------------------------------------------    --------         --------         ---------       --------      --------
  TOTAL DISTRIBUTIONS                                 (  .52)          (  .66)           ( 3.30)        ( 1.55)       (  .46)
------------------------------------------------    --------         --------         ---------       --------      --------
Increase from regulatory settlement                      .19 (e)            -                 -              -             -
------------------------------------------------    --------         --------         ---------       --------      --------
Redemption fees*                                         .00              .00               .00            .00           .00
------------------------------------------------    --------         --------         ---------       --------      --------
NET ASSET VALUE, END OF PERIOD                      $  23.19         $  22.03         $   18.89       $  42.71      $  36.16
------------------------------------------------    --------         --------         ---------       --------      --------
Total Return (%)(b)                                     7.76 (c)        21.09 (c)        (51.64)(c)      23.12         31.43
------------------------------------------------    --------         --------         ---------       --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------    --------
Net assets, end of period ($ millions)                   .4                 1                 1              5             8
------------------------------------------------    --------         --------         ---------       --------      --------
Ratio of expenses before expense reductions (%)         2.62             2.67              2.33           2.19          2.36
------------------------------------------------    --------         --------         ---------       --------      --------
Ratio of expenses after expense reductions (%)          2.35             2.24              2.28           2.19          2.36
------------------------------------------------    --------         --------         ---------       --------      --------
Ratio of net investment income (loss) (%)                .46              .99              1.31            .67          1.70 (d)
------------------------------------------------    --------         --------         ---------       --------      --------
Portfolio turnover rate (%)                              204               92                43            105           203
------------------------------------------------    --------         --------         ---------       --------      --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets for the year ended October 31, 2006.
(e) Includes a non-recurring payment from the Advisor, which amounted to $0.079 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.110 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.93% lower.
*     Amount is less than $.005.

                                       98
   Financial Highlights

DWS WORLD DIVIDEND FUND - CLASS C



YEARS ENDED OCTOBER 31,                           2010            2009         2008         2007           2006
------------------------------------------  ----------------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD           $  21.99        $  18.91     $  42.75     $  36.22       $  27.99
------------------------------------------     --------        --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                   .12             .15          .46          .30            .61 (d)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized and unrealized gain (loss)          1.36            3.61       (20.98)        7.82           8.12
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 1.48            3.76       (20.52)        8.12           8.73
-------------------------------------------    --------        --------     --------     --------       --------
Less distributions from:
  Net investment income                          (  .44)         (  .68)      (  .47)      ( 1.59)        (  .50)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized gains                                  -               -       ( 2.85)           -              -
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                            (  .44)         (  .68)      ( 3.32)      ( 1.59)        (  .50)
-------------------------------------------    --------        --------     --------     --------       --------
Increase from regulatory settlement                 .21 (e)           -            -            -              -
-------------------------------------------    --------        --------     --------     --------       --------
Redemption fees*                                    .00             .00          .00          .00            .00
-------------------------------------------    --------        --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                 $  23.24        $  21.99     $  18.91     $  42.75       $  36.22
-------------------------------------------    --------        --------     --------     --------       --------
Total Return (%)(b)                                7.82           20.88       (51.60)       23.13          31.60 (c)
-------------------------------------------    --------        --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                2               3            3            8              7
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of expenses (%)                              2.29            2.44         2.19         2.14           2.26
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of net investment income (loss) (%)           .52             .79         1.40          .72           1.80 (d)
-------------------------------------------    --------        --------     --------     --------       --------
Portfolio turnover rate (%)                         204              92           43          105            203
-------------------------------------------    --------        --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets for the year ended October 31, 2006.
(e) Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.114 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.93% lower.
*     Amount is less than $.005.

                                       99
   Financial Highlights

DWS WORLD DIVIDEND FUND - INSTITUTIONAL CLASS



YEARS ENDED OCTOBER 31,                           2010            2009         2008         2007           2006
------------------------------------------  ----------------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------          -            -              -
NET ASSET VALUE, BEGINNING OF PERIOD           $  22.72        $  19.52     $  44.04     $  36.84       $  28.50
------------------------------------------     --------        --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                   .41             .42          .86          .79           1.00 (b)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized and unrealized gain (loss)          1.43            3.72       (21.55)        8.02           8.25
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 1.84            4.14       (20.69)        8.81           9.25
-------------------------------------------    --------        --------     --------     --------       --------
Less distributions from:
  Net investment income                          (  .83)         (  .94)      (  .98)      ( 1.61)        (  .91)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized gains                                  -               -       ( 2.85)           -              -
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                            (  .83)         (  .94)      ( 3.83)      ( 1.61)        (  .91)
-------------------------------------------    --------        --------     --------     --------       --------
Increase from regulatory settlement                 .22 (c)           -            -            -              -
-------------------------------------------    --------        --------     --------     --------       --------
Redemption fees*                                    .00             .00          .00          .00            .00
-------------------------------------------    --------        --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                 $  23.95        $  22.72     $  19.52     $  44.04       $  36.84
-------------------------------------------    --------        --------     --------     --------       --------
Total Return (%)                                   9.25           22.69       (50.97)       24.71          33.23
-------------------------------------------    --------        --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------   --------     --------       --------
Net assets, end of period ($ millions)               13              18           18           49             34
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of expenses (%)                               .96             .96          .90          .87           1.05
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of net investment income (loss) (%)          1.86            2.27         2.69         1.99           3.01 (b)
-------------------------------------------    --------        --------     --------     --------       --------
Portfolio turnover rate (%)                         204              92           43          105            203
-------------------------------------------    --------        --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
(c) Includes a non-recurring payment from the Advisor, which amounted to $0.098 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.119 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.93% lower.
*     Amount is less than $.005.

                                      100
   Financial Highlights

DWS WORLD DIVIDEND FUND - CLASS S



YEARS ENDED OCTOBER 31,                           2010            2009         2008         2007           2006
------------------------------------------  ----------------  -----------  -----------  -----------  ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD           $  22.42        $  19.27     $  43.52     $  36.89       $  28.49
------------------------------------------     --------        --------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                   .35             .37          .79          .71            .94 (b)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized and unrealized gain (loss)          1.41            3.67       (21.30)        7.95           8.26
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 1.76            4.04       (20.51)        8.66           9.20
-------------------------------------------    --------        --------     --------     --------       --------
Less distributions from:
  Net investment income                          (  .73)         (  .89)      (  .89)      ( 2.03)        (  .80)
-------------------------------------------    --------        --------     --------     --------       --------
  Net realized gains                                  -               -       ( 2.85)           -              -
-------------------------------------------    --------        --------     --------     --------       --------
  TOTAL DISTRIBUTIONS                            (  .73)         (  .89)      ( 3.74)      ( 2.03)        (  .80)
-------------------------------------------    --------        --------     --------     --------       --------
Increase from regulatory settlement                 .21 (c)           -            -            -              -
-------------------------------------------    --------        --------     --------     --------       --------
Redemption fees*                                    .00             .00          .00          .00            .00
-------------------------------------------    --------        --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                 $  23.66        $  22.42     $  19.27     $  43.52       $  36.89
-------------------------------------------    --------        --------     --------     --------       --------
Total Return (%)                                   8.95           22.35       (51.08)       24.44          32.95
-------------------------------------------    --------        --------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)              173             185          173          430            385
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of expenses (%)                              1.21            1.24         1.13         1.08           1.23
-------------------------------------------    --------        --------     --------     --------       --------
Ratio of net investment income (loss) (%)          1.60            1.99         2.46         1.78           2.83 (b)
-------------------------------------------    --------        --------     --------     --------       --------
Portfolio turnover rate (%)                         204              92           43          105            203
-------------------------------------------    --------        --------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets for the year ended October 31, 2006.
(c) Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note F). The Fund also received $0.115 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.93% lower.
*     Amount is less than $.005.

                                      101
   Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.65%        -2.59%      $  9,740.74     $   733.12
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.65%         0.67%      $ 10,067.05     $   163.41
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.65%         4.04%      $ 10,404.30     $   168.89
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.65%         7.53%      $ 10,752.84     $   174.55
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.65%        11.13%      $ 11,113.06     $   180.39
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.65%        14.85%      $ 11,485.35     $   186.44
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.65%        18.70%      $ 11,870.11     $   192.68
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.65%        22.68%      $ 12,267.76     $   199.14
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.65%        26.79%      $ 12,678.73     $   205.81
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.65%        31.03%      $ 13,103.47     $   212.70
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,417.13
---                                                                  ----------

                                      102
   Appendix

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.51%         2.49%       $ 10,249.00    $   254.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.51%         5.04%       $ 10,504.20    $   260.45
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.51%         7.66%       $ 10,765.75    $   266.94
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.51%        10.34%       $ 11,033.82    $   273.58
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.51%        13.09%       $ 11,308.56    $   280.40
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.51%        15.90%       $ 11,590.15    $   287.38
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.65%        19.78%       $ 11,978.42    $   194.44
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.65%        23.80%       $ 12,379.69    $   200.95
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.65%        27.94%       $ 12,794.41    $   207.69
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.65%        32.23%       $ 13,223.03    $   214.64
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,440.59
---                                                                  ----------

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.38%         2.62%       $ 10,262.00    $   241.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.38%         5.31%       $ 10,530.86    $   247.44
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.38%         8.07%       $ 10,806.77    $   253.92
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.38%        10.90%       $ 11,089.91    $   260.57
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.38%        13.80%       $ 11,380.47    $   267.40
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.38%        16.79%       $ 11,678.63    $   274.40
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.38%        19.85%       $ 11,984.61    $   281.59
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.38%        22.99%       $ 12,298.61    $   288.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.38%        26.21%       $ 12,260.84    $   296.54
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.38%        29.52%       $ 12,951.50    $   304.31
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,716.26
---                                                                  ----------

                                      103
   Appendix

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS R



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.95%         3.05%       $ 10,305.00    $   197.97
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.95%         6.19%       $ 10,619.30    $   204.01
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.95%         9.43%       $ 10,943.19    $   210.23
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.95%        12.77%       $ 11,276.96    $   216.65
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.95%        16.21%       $ 11,620.91    $   223.25
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.95%        19.75%       $ 11,975.34    $   230.06
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.95%        23.41%       $ 12,340.59    $   237.08
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.95%        27.17%       $ 12,716.98    $   244.31
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.95%        31.05%       $ 13,104.85    $   251.76
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.95%        35.05%       $ 13,504.55    $   259.44
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,274.76
---                                                                  ----------

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.17%         3.83%       $ 10,383.00    $   119.24
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.17%         7.81%       $ 10,780.67    $   123.81
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.17%        11.94%       $ 11,193.57    $   128.55
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.17%        16.22%       $ 11,622.28    $   133.47
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.17%        20.67%       $ 12,067.42    $   138.58
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.17%        25.30%       $ 12,529.60    $   143.89
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.17%        30.09%       $ 13,009.48    $   149.40
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.17%        35.08%       $ 13,507.74    $   155.13
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.17%        40.25%       $ 14,025.09    $   161.07
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.17%        45.62%       $ 14,562.25    $   167.24
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,420.38
---                                                                  ----------

                                      104
   Appendix

DWS DIVERSIFIED INTERNATIONAL EQUITY FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.46%         3.54%       $ 10,354.00    $   148.58
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.46%         7.21%       $ 10,720.53    $   153.84
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.46%        11.00%       $ 11,100.04    $   159.29
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.46%        14.93%       $ 11,492.98    $   164.93
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.46%        19.00%       $ 11,899.83    $   170.77
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.46%        23.21%       $ 12,321.09    $   176.81
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.46%        27.57%       $ 12,757.25    $   183.07
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.46%        32.09%       $ 13,208.86    $   189.55
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.46%        36.76%       $ 13,676.45    $   196.26
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.46%        41.61%       $ 14,160.60    $   203.21
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,746.31
---                                                                  ----------

DWS EMERGING MARKETS EQUITY FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.75%        -2.69%      $  9,731.31     $   742.62
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.75%         0.48%      $ 10,047.58     $   173.07
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.75%         3.74%      $ 10,374.13     $   178.69
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.75%         7.11%      $ 10,711.29     $   184.50
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.75%        10.59%      $ 11,059.40     $   190.49
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.75%        14.19%      $ 11,418.83     $   196.68
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.75%        17.90%      $ 11,789.95     $   203.08
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.75%        21.73%      $ 12,173.12     $   209.68
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.75%        25.69%      $ 12,568.74     $   216.49
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.75%        29.77%      $ 12,977.23     $   223.53
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,518.83
---                                                                  ----------

                                      105
   Appendix

DWS EMERGING MARKETS EQUITY FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.69%         2.31%       $ 10,231.00    $   272.11
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.69%         4.67%       $ 10,467.34    $   278.39
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.69%         7.09%       $ 10,709.13    $   284.82
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.69%         9.57%       $ 10,956.51    $   291.40
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.69%        12.10%       $ 11,209.61    $   298.13
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.69%        14.69%       $ 11,468.55    $   305.02
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.75%        18.41%       $ 11,841.28    $   203.96
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.75%        22.26%       $ 12,226.12    $   210.59
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.75%        26.23%       $ 12,623.47    $   217.43
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.75%        30.34%       $ 13,033.73    $   224.50
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,586.35
---                                                                  ----------

DWS EMERGING MARKETS EQUITY FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.58%         2.42%       $ 10,242.00    $   261.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.58%         4.90%       $ 10,489.86    $   267.44
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.58%         7.44%       $ 10,743.71    $   273.91
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.58%        10.04%       $ 11,003.71    $   280.54
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.58%        12.70%       $ 11,270.00    $   287.33
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.58%        15.43%       $ 11,542.73    $   294.28
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.58%        18.22%       $ 11,822.07    $   301.41
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.58%        21.08%       $ 12,108.16    $   308.70
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.58%        24.01%       $ 12,401.18    $   316.17
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.58%        27.01%       $ 12,701.29    $   323.82
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,914.72
---                                                                  ----------

                                      106
   Appendix

DWS EMERGING MARKETS EQUITY FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.32%         3.68%       $ 10,368.00    $   134.43
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.32%         7.50%       $ 10,749.54    $   139.38
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.32%        11.45%       $ 11,145.13    $   144.50
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.32%        15.55%       $ 11,555.27    $   149.82
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.32%        19.80%       $ 11,980.50    $   155.34
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.32%        24.21%       $ 12,421.38    $   161.05
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.32%        28.78%       $ 12,878.49    $   166.98
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.32%        33.52%       $ 13,352.42    $   173.12
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.32%        38.44%       $ 13,843.79    $   179.49
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.32%        43.53%       $ 14,353.24    $   186.10
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,590.21
---                                                                  ----------

DWS EMERGING MARKETS EQUITY FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.55%         3.45%       $ 10,345.00    $   157.67
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.55%         7.02%       $ 10,701.90    $   163.11
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.55%        10.71%       $ 11,071.12    $   168.74
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.55%        14.53%       $ 11,453.07    $   174.56
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.55%        18.48%       $ 11,848.20    $   180.58
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.55%        22.57%       $ 12,256.97    $   186.82
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.55%        26.80%       $ 12,679.83    $   193.26
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.55%        31.17%       $ 13,117.29    $   199.93
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.55%        35.70%       $ 13,569.83    $   206.83
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.55%        40.38%       $ 14,037.99    $   213.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,845.46
---                                                                  ----------

                                      107
   Appendix

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             4.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.22%        -0.89%      $   9,910.99    $   568.71
 ---         -----          ----        ------       ------------    ----------
   2         10.25%         1.22%         2.86%      $  10,285.63    $   123.20
 ---         -----          ----        ------       ------------    ----------
   3         15.76%         1.22%         6.74%      $  10,674.42    $   127.66
 ---         -----          ----        ------       ------------    ----------
   4         21.55%         1.22%        10.78%      $  11,077.92    $   132.69
 ---         -----          ----        ------       ------------    ----------
   5         27.63%         1.22%        14.97%      $ 11,496..66    $   137.70
 ---         -----          ----        ------       ------------    ----------
   6         34.01%         1.22%        19.31%      $  11,931.23    $   142.91
 ---         -----          ----        ------       ------------    ----------
   7         40.71%         1.22%        23.82%      $  12,382.23    $   148.31
 ---         -----          ----        ------       ------------    ----------
   8         47.75%         1.22%        28.50%      $  12,850.28    $   153.92
 ---         -----          ----        ------       ------------    ----------
   9         55.13%         1.22%        33.36%      $  13,336.02    $   159/74
 ---         -----          ----        ------       ------------    ----------
 10          62.89%         1.22%        38.40%      $  13,840.13    $   165.77
 ---         -----          ----        ------       ------------    ----------
TOTAL                                                                $ 1,860.81
---                                                                  ----------

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.10%         2.90%       $ 10,290.00    $   213.05
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.10%         5.88%       $ 10,588.41    $   219.22
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.10%         8.95%       $ 10,895.47    $   225.58
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.10%        12.11%       $ 11,211.44    $   232.12
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.10%        15.37%       $ 11,536.57    $   238.85
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.10%        18.71%       $ 11,871.14    $   245.78
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.22%        23.20%       $ 12,319.86    $   145.57
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.22%        27.86%       $ 12,785.55    $   153.14
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.22%        32.69%       $ 13,268.85    $   158.93
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.22%        37.70%       $ 13,770.41    $   164.94
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,999.18
---                                                                  ----------

                                      108
   Appendix

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.99%         3.01%       $ 10,301.00    $   201.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.99%         6.11%       $ 10,611.06    $   208.07
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.99%         9.30%       $ 10,930.45    $   214.34
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.99%        12.59%       $ 11,259.46    $   220.79
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.99%        15.98%       $ 11,598.37    $   227.44
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.99%        19.47%       $ 11,947.48    $   234.28
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.99%        23.07%       $ 12,307.10    $   241.33
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.99%        26.78%       $ 12,677.54    $   248.60
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.99%        30.59%       $ 13,059.14    $   256.08
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.99%        34.52%       $ 13,452.22    $   263.79
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,316.71
---                                                                  ----------

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.81%         4.19%       $ 10,419.00    $    82.70
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.81%         8.56%       $ 10,855.56    $    86.16
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.81%        13.10%       $ 11,310.40    $    89.77
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.81%        17.84%       $ 11,784.31    $    93.53
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.81%        22.78%       $ 12,278.07    $    97.45
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.81%        27.93%       $ 12,792.52    $   101.54
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.81%        33.29%       $ 13,328.53    $   105.79
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.81%        38.87%       $ 13,887.00    $   110.22
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.81%        44.69%       $ 14,468.86    $   114.84
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.81%        50.75%       $ 15,057.11    $   119.65
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,001.65
---                                                                  ----------

                                      109
   Appendix

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.99%         4.01%       $ 10,401.00    $   100.98
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.99%         8.18%       $ 10,818.08    $   105.03
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.99%        12.52%       $ 11,251.89    $   109.25
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.99%        17.03%       $ 11,703.09    $   113.63
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.99%        21.72%       $ 12,172.38    $   118.18
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.99%        26.60%       $ 12,660.49    $   122.92
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.99%        31.68%       $ 13,168.18    $   127.85
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.99%        39.96%       $ 13,696.22    $   132.98
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.99%        42.45%       $ 14,245.44    $   138.31
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.99%        48.17%       $ 14,816.68    $   143.86
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,212.99
---                                                                  ----------

DWS ENHANCED GLOBAL BOND FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             4.50%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.16%        -0.83%      $  9,916.72     $   562.91
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.16%         2.98%      $ 10,297.52     $   117.24
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.16%         6.93%      $ 10,692.95     $   121.74
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.16%        11.04%      $ 11,103.56     $   126.42
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.16%        15.30%      $ 11,529.93     $   131.27
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.16%        19.73%      $ 11,972.68     $   136.32
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.16%        24.32%      $ 12,432.43     $   141.55
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.16%        29.10%      $ 12,909.84     $   146.99
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.16%        34.06%      $ 13,405.58     $   152.63
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.16%        39.20%      $ 13,920.35     $   158.49
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 1,795.56
---                                                                  ----------

                                      110
   Appendix

DWS ENHANCED GLOBAL BOND FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.99%         3.01%       $ 10,301.00    $   201.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.99%         6.11%       $ 10,611.06    $   208.07
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.99%         9.30%       $ 10,930.45    $   214.34
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.99%        12.59%       $ 11,259.46    $   220.79
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.99%        15.98%       $ 11,598.37    $   227.44
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.99%        19.47%       $ 11,947.48    $   234.28
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.16%        24.06%       $ 12,406.26    $   141.25
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.16%        28.83%       $ 12,882.66    $   146.68
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.16%        33.77%       $ 13,377.36    $   152.31
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.16%        38.91%       $ 13,891.05    $   158.16
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,905.31
---                                                                  ----------

DWS ENHANCED GLOBAL BOND FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.90%         3.10%       $ 10,310.00    $   192.95
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.90%         6.30%       $ 10,629.61    $   198.93
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.90%         9.59%       $ 10,959.13    $   205.09
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.90%        12.99%       $ 11,298.86    $   211.45
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.90%        16.49%       $ 11,649.13    $   218.01
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.90%        20.10%       $ 12,010.25    $   224.76
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.90%        23.83%       $ 12,382.57    $   231.73
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.90%        27.66%       $ 12,766.43    $   238.92
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.90%        31.62%       $ 13,162.18    $   246.32
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.90%        35.70%       $ 13,570.21    $   253.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,222.12
---                                                                  ----------

                                      111
   Appendix

DWS ENHANCED GLOBAL BOND FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.90%         4.10%       $ 10,410.00    $    91.85
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.90%         8.37%       $ 10,836.81    $    95.61
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.90%        12.81%       $ 11,281.12    $    99.53
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.90%        17.44%       $ 11,743.65    $   103.61
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.90%        22.25%       $ 12,225.13    $   107.86
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.90%        27.26%       $ 12,726.37    $   112.28
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.90%        32.48%       $ 13,248.15    $   116.89
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.90%        37.91%       $ 13,791.32    $   121.68
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.90%        43.57%       $ 14,356.76    $   126.67
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.90%        49.45%       $ 14,945.39    $   131.86
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,107.84
---                                                                  ----------

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.63%        -2.57%      $  9,742.62     $   731.22
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.63%         0.71%      $ 10,070.95     $   161.48
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.63%         4.40%      $ 10,410.34     $   166.92
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.63%         7.61%      $ 10,761.17     $   172.55
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.63%        11.24%      $ 11,123.82     $   178.36
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.63%        14.99%      $ 11,498.69     $   184.37
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.63%        18.86%      $ 11,886.20     $   190.59
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.63%        22.87%      $ 12,286.76     $   197.01
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.63%        27.01%      $ 12,700.83     $   203.65
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.63%        31.29%      $ 13,128.85     $   210.51
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,396.66
---                                                                  ----------

                                      112
   Appendix

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.51%         2.49%       $ 10,249.00    $   254.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.51%         5.04%       $ 10,504.20    $   260.45
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.51%         7.66%       $ 10,765.75    $   266.94
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.51%        10.34%       $ 11,033.82    $   273.58
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.51%        13.09%       $ 11,308.56    $   280.40
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.51%        15.90%       $ 11,590.15    $   287.38
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.63%        19.81%       $ 11,980.74    $   192.10
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.63%        23.84%       $ 12,384.49    $   198.58
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.63%        28.02%       $ 12,801.84    $   205.27
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.63%        32.33%       $ 13,233.27    $   212.19
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,431.01
---                                                                  ----------

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.40%         2.60%       $ 10,260.00    $   243.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.40%         5.27%       $ 10,526.75    $   249.44
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.40%         8.00%       $ 10,800.46    $   255.93
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.40%        10.81%       $ 11,081.27    $   262.58
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.40%        13.69%       $ 11,369.38    $   269.41
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.40%        16.65%       $ 11,664.98    $   276.41
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.40%        19.68%       $ 11,968.27    $   283.60
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.40%        22.79%       $ 12,279.45    $   290.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.40%        25.99%       $ 12,598.71    $   298.54
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.40%        29.26%       $ 12,926.28    $   306.30
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,736.30
---                                                                  ----------

                                      113
   Appendix

DWS GLOBAL SMALL CAP GROWTH FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.13%         3.87%       $ 10,387.00    $   115.19
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.13%         7.89%       $ 10,788.98    $   119.64
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.13%        12.07%       $ 11,206.51    $   124.27
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.13%        16.40%       $ 11,640.20    $   129.08
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.13%        20.91%       $ 12,090.68    $   134.08
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.13%        25.59%       $ 12,558.59    $   139.27
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.13%        30.45%       $ 13,044.60    $   144.66
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.13%        35.49%       $ 13,549.43    $   150.26
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.13%        40.74%       $ 14,073.79    $   156.07
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.13%        46.18%       $ 14,618.45    $   162.11
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,374.63
---                                                                  ----------

DWS GLOBAL SMALL CAP GROWTH FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.30%         3.70%       $ 10,370.00    $   132.41
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.30%         7.54%       $ 10,753.69    $   137.30
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.30%        11.52%       $ 11,151.58    $   142.38
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.30%        15.64%       $ 11,564.18    $   147.65
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.30%        19.92%       $ 11,992.06    $   153.12
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.30%        24.36%       $ 12,435.77    $   158.78
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.30%        28.96%       $ 12,895.89    $   164.66
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.30%        33.73%       $ 13,373.04    $   170.75
 ---         -----          ----         -----        -----------    ----------
   9         55,13%         1.30%        38.68%       $ 13,867.84    $   177.07
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.30%        43.81%       $ 14,380.95    $   183.62
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,567.74
---                                                                  ----------

                                      114
   Appendix

DWS LATIN AMERICA EQUITY FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.76%        -2.70%      $  9,730.37     $   743.57
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.76%         0.46%      $ 10,045.63     $   174.03
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.76%         3.71%      $ 10,371.11     $   179.67
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.76%         7.07%      $ 10,707.14     $   185.49
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.76%        10.54%      $ 11,054.05     $   191.50
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.76%        14.12%      $ 11,412.20     $   197.70
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.76%        17.82%      $ 11,781.95     $   204.11
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.76%        21.64%      $ 12,163.69     $   210.72
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.76%        25.58%      $ 12,557.79     $   217.55
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.76%        29.65%      $ 12,964.67     $   224.60
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,528.94
---                                                                  ----------

DWS LATIN AMERICA EQUITY FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.55%         2.45%       $ 10,245.00    $   258.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.55%         4.96%       $ 10,496.00    $   264.45
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.55%         7.53%       $ 10,753.15    $   270.93
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.55%        10.17%       $ 11,016.61    $   277.56
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.55%        12.87%       $ 11,286.51    $   284.36
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.55%        15.63%       $ 11,563.03    $   291.33
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.76%        19.38%       $ 11,937.68    $   206.81
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.76%        23.24%       $ 12,324.46    $   213.51
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.76%        27.24%       $ 12,723.77    $   220.42
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.76%        31.36%       $ 13,136.02    $   227.57
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,515.06
---                                                                  ----------

                                      115
   Appendix

DWS LATIN AMERICA EQUITY FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.56%         2.44%       $ 10,244.00    $   259.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.56%         4.94%       $ 10,493.95    $   265.45
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.56%         7.50%       $ 10,750.01    $   271.92
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.56%        10.12%       $ 11,012.31    $   278.56
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.56%        12.81%       $ 11,281.01    $   285.35
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.56%        15.56%       $ 11,556.26    $   292.32
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.56%        18.36%       $ 11,838.24    $   299.45
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.56%        21.27%       $ 12,127.09    $   306.76
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.56%        24.23%       $ 12,422.99    $   314.24
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.56%        27.26%       $ 12,726.11    $   321.91
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,895.08
---                                                                  ----------

DWS LATIN AMERICA EQUITY FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.43%         3.57%       $ 10,357.00    $   145.55
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.43%         7.27%       $ 10,726.74    $   150.75
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.43%        11.10%       $ 11,109.69    $   156.13
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.43%        15.06%       $ 11,506.31    $   161.70
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.43%        19.17%       $ 11,917.08    $   167.48
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.43%        23.43%       $ 12,342.52    $   173.46
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.43%        27.83%       $ 12,783.15    $   179.65
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.43%        32.70%       $ 13,239.51    $   186.06
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.43%        37.12%       $ 13,712.16    $   192.70
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.43%        42.02%       $ 14,201.68    $   199.58
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,713.06
---                                                                  ----------

                                      116
   Appendix

DWS WORLD DIVIDEND FUND - CLASS A



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.45%        -2.40%      $  9,759.59     $   714.09
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.45%         1.06%      $ 10,106.05     $   144.03
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.45%         4.65%      $ 10,464.82     $   149.14
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.45%         8.36%      $ 10,836.32     $   154.43
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.45%        12.21%      $ 11,221.01     $   159.92
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.45%        16.19%      $ 11,619.35     $   165.59
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.45%        20.32%      $ 12,031.84     $   171.47
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.45%        24.59%      $ 12,458.97     $   177.56
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.45%        29.01%      $ 12,901.26     $   183.86
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.45%        33.59%      $ 13,359.26     $   190.39
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,210.48
---                                                                  ----------

DWS WORLD DIVIDEND FUND - CLASS B



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.62%         2.38%       $ 10,238.00    $   265.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.62%         4.82%       $ 10,481.66    $   271.43
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.62%         7.31%       $ 10,731.13    $   277.89
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.62%         9.87%       $ 10,986.53    $   284.50
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.62%        12.48%       $ 11,248.01    $   291.27
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.62%        15.16%       $ 11,515.71    $   298.20
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.45%        19.25%       $ 11,924.52    $   169.94
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.45%        23.48%       $ 12,347.84    $   175.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.45%        27.86%       $ 12,786.19    $   182.22
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.45%        32.40%       $ 13,240.10    $   188.69
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,405.23
---                                                                  ----------

                                      117
   Appendix

DWS WORLD DIVIDEND FUND - CLASS C



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.29%         2.71%       $ 10,271.00    $   232.10
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.29%         5.49%       $ 10,549.34    $   238.39
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.29%         8.35%       $ 10,835.23    $   244.85
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.29%        11.29%       $ 11,128.87    $   251.49
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.29%        14.30%       $ 11,430.46    $   258.30
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.29%        17.40%       $ 11,740.22    $   265.30
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.29%        20.58%       $ 12,058.38    $   272.49
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.29%        23.85%       $ 12,385.17    $   279.88
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.29%        27.21%       $ 12,720.80    $   287.46
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.29%        30.66%       $ 13,065.54    $   295.25
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,625.51
---                                                                  ----------

DWS WORLD DIVIDEND FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.96%         4.04%       $ 10,404.00    $    97.94
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.96%         8.24%       $ 10,824.32    $   101.90
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.96%        12.62%       $ 11,261.62    $   106.01
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.96%        17.17%       $ 11,716.59    $   110.30
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.96%        21.90%       $ 12,189.94    $   114.75
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.96%        26.82%       $ 12,682.42    $   119.39
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.96%        31.95%       $ 13,194.79    $   124.21
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.96%        37.28%       $ 13,727.86    $   129.23
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.96%        42.82%       $ 14,282.46    $   134.45
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.96%        48.59%       $ 14,859.47    $   139.88
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,178.06
---                                                                  ----------

                                      118
   Appendix

DWS WORLD DIVIDEND FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.21%         3.79%       $ 10,379.00    $   123.29
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.21%         7.72%       $ 10,772.36    $   127.97
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.21%        11.81%       $ 11,180.64    $   132.82
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.21%        16.04%       $ 11,604.38    $   137.85
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.21%        20.44%       $ 12,044.19    $   143.07
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.21%        25.01%       $ 12,500.66    $   148.50
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.21%        29.74%       $ 12,974.44    $   154.12
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.21%        34.66%       $ 13,466.17    $   159.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.21%        39.77%       $ 13,976.54    $   166.03
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.21%        45.06%       $ 14,506.25    $   172.32
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,465.94
---                                                                  ----------

ADDITIONAL INDEX INFORMATION


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


DWS EMERGING MARKETS EQUITY FUND

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKET INDEX is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. Returns reflect reinvestment of dividends net of withholding taxes.


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.


DWS ENHANCED GLOBAL BOND FUND

BARCLAYS CAPITAL GLOBAL AGGREGATE BOND INDEX is a broad-based global investment grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.


DWS GLOBAL SMALL CAP GROWTH FUND

THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.


DWS LATIN AMERICA EQUITY FUND

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EM (EMERGING MARKETS) LATIN AMERICA INDEX is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. Returns reflect reinvestment of dividends net of withholding taxes.


DWS WORLD DIVIDEND FUND

THE MSCI WORLD HIGH DIVIDEND YIELD INDEX includes securities that offer a meaningfully higher than average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens.


THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in 16 stock markets in Europe. Returns reflect reinvestment of dividends net of withholding taxes.


                                      119
   Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B, C or R: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS International Fund, Inc.
                  DWS Diversified International Equity
                  Fund
                  811-00642
                  DWS International Fund, Inc.
                  DWS Emerging Markets Equity Fund
                  811-00642
                  DWS Global/International Fund, Inc.
                  DWS Enhanced Emerging Markets
                  Fixed Income Fund
                  811-04670
                  DWS Global/International Fund, Inc.
                  DWS Enhanced Global Bond Fund
                  811-04670
                  DWS Global/International Fund, Inc.
                  DWS Global Small Cap Growth Fund
                  811-04670
                  DWS International Fund, Inc.
                  DWS Latin America Equity Fund
                  811-00642
                  DWS International Fund, Inc.
                  DWS World Dividend Fund
                  811-00642


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(04/15/11) DGINTF2-1

[BARGRAPHIC APPEARS HERE]



STATEMENT OF ADDITIONAL INFORMATION




DWS INTERNATIONAL FUND, INC.


DWS Diversified International Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                            A   DBISX   B   DBIBX   C   DBICX



DWS Diversified International Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                            R   DBITX   INST   MGINX   S   DBIVX

...............................................................................


DWS Emerging Markets Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                   A   SEKAX   B   SEKBX   C



DWS Emerging Markets Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                   SEKCX   INST   SEKIX   S   SEMGX

...............................................................................


DWS Latin America Equity Fund - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                A   SLANX   B   SLAOX   C   SLAPX   S   SLAFX

...............................................................................


DWS World Dividend Fund (formerly DWS Europe Equity Fund) - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                               A   SERAX   B   SERBX   C



DWS World Dividend Fund (formerly DWS Europe Equity Fund) - February 1, 2011, as revised April 15, 2011
CLASS/TICKER                                                                               SERCX   INST   SERNX   S   SCGEX


DWS GLOBAL/INTERNATIONAL FUND, INC.


DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income
Fund) - April 15, 2011
CLASS/TICKER                                                                               A   SZEAX   B   SZEBX   C



DWS Enhanced Emerging Markets Fixed Income Fund (formerly DWS Emerging Markets Fixed Income
Fund) - April 15, 2011
CLASS/TICKER                                                                               SZECX   INST   SZEIX   S   SCEMX

...............................................................................


DWS Enhanced Global Bond Fund (formerly DWS Global Bond Fund) - April 15, 2011
CLASS/TICKER                                                                   A   SZGAX   B   SZGBX   C   SZGCX   S   SSTGX

...............................................................................


DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund) - February 1, 2011, as revised
April 15, 2011
CLASS/TICKER                                                                               A   KGDAX   B   KGDBX   C



DWS Global Small Cap Growth Fund (formerly DWS Global Opportunities Fund) - February 1, 2011, as revised
April 15, 2011
CLASS/TICKER                                                                               KGDCX   INST   KGDIX   S   SGSCX




This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for each fund dated February 1, 2011, as revised April 15, 2011 (except for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund, dated April 15,
2011), as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048 (A, B, C, R), (800) 730-1313 (INST)
and (800) 728-3337 (S); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.

Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.

This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

Class B shares are closed to new investment.

[BARGRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I



                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of Each Fund................................................................   I-2
  Sales Charges and Distribution Plan Payments...........................................   I-3
  Portfolio Transactions and Brokerage Commissions.......................................   I-3
  Investments............................................................................   I-3
  Investment Restrictions................................................................   I-3
  Taxes..................................................................................   I-6
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-6
  Statements
  Additional Information.................................................................   I-6
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-7
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-18
  Part I: Appendix I-C - Board Member Compensation.......................................  I-22
  Part I: Appendix I-D - Portfolio Management............................................  I-24
  Part I: Appendix I-E - Affiliated Service Provider Compensation........................  I-33
  Part I: Appendix I-F - Sales Charges...................................................  I-39
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-41
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-42
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-49
  Part I: Appendix I-J - Additional Information..........................................  I-53
Part II..................................................................................  II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"DeAM" - Deutsche Asset Management


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"Subadvisor" - QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY 10017 for DWS Diversified International Equity Fund


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Directors of the Corporation


"Board" - Board of Directors of the Corporation


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)


"fund" or "series" - DWS Diversified International Equity Fund, DWS Emerging Markets Equity Fund, DWS Enhanced Emerging Markets Fixed Income Fund, DWS Enhanced Global Bond Fund, DWS Global Small Cap Growth Fund, DWS Latin America Equity Fund and/or DWS World Dividend Fund as the context may require


"Custodian" - For each fund except DWS Global Small Cap Growth Fund: Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109; For DWS Global Small Cap Growth Fund: JPMorgan Chase Bank, National Association, 1 Chase Manhattan Plaza, New York, New York 10005

"Fund Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199


"Corporation" - DWS International Fund, Inc. or DWS Global/International Fund, Inc., as applicable (together, the "Corporations")


"NRSRO"- A nationally recognized statistical rating organization


"S&P" - Standards & Poor's Ratings Group, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Investors Service, Inc., an NRSRO



FUND ORGANIZATION

DWS Diversified International Equity Fund, DWS Emerging Markets Equity Fund, DWS Latin America Equity Fund and DWS World Dividend Fund are series of DWS International Fund, Inc. DWS International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of this Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of this Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc., and Scudder Emerging Markets Fund, Scudder Greater Europe Growth Fund and Scudder Latin America Fund were renamed DWS Emerging Markets Equity Fund, DWS Europe Equity Fund (now DWS World Dividend
Fund) and DWS Latin America Fund, respectively.


On February 1, 2011 the predecessor of DWS Diversified International Equity Fund (the "Predecessor Fund") transferred all of its assets and liabilities from DWS Advisor Funds, a Massachusetts business trust to DWS International Fund, Inc. All historical financial information and other information contained in the fund's prospectus and

SAI for periods prior to February 1, 2011 relating to the fund (or any class thereof) is that of the Predecessor Fund (or corresponding class thereof).


DWS International Fund, Inc.'s charter authorizes the issuance of shares of capital stock with a par value of $.01 each, which capital stock has been divided into six series: DWS Diversified International Equity Fund, DWS International Fund, DWS Latin America Equity Fund, DWS Emerging Markets Equity Fund, and DWS Dreman International Value Fund, DWS World Dividend Fund. Each fund may be further divided into multiple share classes, which may bear different expenses.


DWS Enhanced Emerging Markets Fixed Income Fund, DWS Enhanced Global Bond Fund and DWS Global Small Cap Growth Fund are series of DWS Global/International Fund, Inc. This Corporation is a Maryland corporation organized on May 15, 1986. On February 6, 2006, the name of this Corporation was changed from Global/ International Fund, Inc. to DWS Global/International Fund, Inc. and Scudder Global Discovery, Scudder Emerging Markets Fixed Income Fund and Scudder Global Bond Fund were renamed DWS Global Opportunities Fund, DWS Emerging Markets Fixed Income Fund and DWS Global Bond Fund. On April 23, 2010, DWS Global Opportunities Fund was renamed DWS Global Small Cap Growth Fund. On December 1, 2010, DWS Europe Equity Fund was renamed DWS World Dividend Fund. On April 15, 2011, DWS Emerging Markets Fixed Income Fund was renamed DWS Enhanced Emerging Markets Fixed Income Fund and DWS Global Bond Fund was renamed DWS Enhanced Global Bond Fund.


DWS Global/International Fund, Inc.'s charter authorizes the issuance of shares of capital stock with a par value of $0.01 each, which capital stock has been divided into five series: DWS Global Small Cap Growth Fund, DWS Enhanced Global Bond Fund, DWS Enhanced Emerging Markets Fixed Income Fund, DWS Global Thematic Fund, and DWS RREEF Global Infrastructure Fund. Each fund may be further divided into multiple share classes, which may bear different expenses.


Each Corporation is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Articles of Incorporation"). Additional information about each Corporation is set forth in PART II under "Fund Organization."

MANAGEMENT OF EACH FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods is set forth in PART I - APPENDIX I-C. Information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B.


BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see PART I - APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.


DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.


Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.

Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.


Each of DWS Diversified International Equity Fund, DWS Emerging Markets Equity Fund, DWS Global Small Cap Growth Fund and DWS World Dividend Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.


Each of DWS Enhanced Emerging Markets Fixed Income Fund, DWS Enhanced Global Bond Fund and DWS Latin America Equity Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.


Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.


As a matter of fundamental policy, a fund may not do any of the following:

(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.


For purposes of fundamental policy (7), with respect to DWS Emerging Markets Equity Fund, DWS Global Small Cap Growth Fund, DWS Enhanced Emerging Markets Fixed Income Fund, and DWS Enhanced Global Bond Fund only, when determining the percentage of the fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.


The following is intended to help investors better understand the meaning of the fund's fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the fund's fundamental policies.


The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1-3% of its total assets from banks for any purpose, and to borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see "Borrowing" in PART II - APPENDIX II-G.


Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. The fund is permitted to engage in the investment practices described in its prospectus and in this SAI.


For additional information regarding the fund's asset segregation practices, see "Asset Segregation" in PART II - APPENDIX II-G.


At present, the 1940 Act does not set forth a maximum percentage of a fund's assets that may be invested in commodities.


Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).


OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


(3) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(4) the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


(5) (for each fund except DWS Diversified International Equity Fund) the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).


(6) (for DWS Enhanced Emerging Markets Fixed Income Fund only) the fund may invest up to 20% of net assets, plus the amount of any borrowings for investment purposes, in debt securities of issuers from the US or other developed markets, including junk bonds.


(7) (for DWS Emerging Markets Equity Fund only) the fund does not intend to invest more than 5% of its net assets directly in securities of local Russian issuers.


(8) (for each fund except DWS Diversified International Equity Fund, DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond
       Fund) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


(9) (for DWS Emerging Markets Equity Fund and DWS Global Small Cap Growth Fund only) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


(10) (for DWS Diversified International Equity Fund only) the fund may not invest more than 25% of its total assets in purchased protective put options.


(11) (for each fund except DWS Diversified International Equity Fund) when purchasing Asset-Backed Securities, the fund will not pay any additional or separate fees for Credit Enhancement.


(12) (for each fund except DWS Diversified International Equity Fund, DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond
       Fund) the fund may engage in currency transactions primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.


(13) (for each fund except DWS Diversified International Equity Fund, DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond
       Fund) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.


(14) (for each fund except DWS Diversified International Equity Fund) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

(15) (for DWS Diversified International Equity Fund only) under normal conditions, the fund will have investment exposure to at least three countries, excluding the United States, and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund's net assets.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).


For purposes of non-fundamental policy (15), an investment is considered to be an investment in a foreign security or investment if the issuer is organized or located outside the U.S. or is doing a substantial amount of business outside of the U.S. An issuer that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. will be considered to be doing a substantial amount of business outside the U.S.



TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The financial highlights of each fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated October 31, 2010 for DWS Emerging Markets Equity Fund, DWS Latin America Equity Fund and DWS World Dividend Fund (SEC File No. 811-00642); October 31, 2010 for DWS Global Small Cap Growth Fund, DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund (SEC File No. 811-04670) and October 31, 2010 for DWS Diversified International Equity Fund (SEC File No. 811-04760), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.



ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31, 2010.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/


                                                                             DWS
                                                                          ENHANCED
                                   DWS                                    EMERGING
                               DIVERSIFIED              DWS                MARKETS             DWS
                              INTERNATIONAL          EMERGING               FIXED            ENHANCED
                                 EQUITY               MARKETS              INCOME             GLOBAL
BOARD MEMBER                      FUND              EQUITY FUND             FUND            BOND FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine               None                 None                 None              None
Henry P. Becton, Jr.             None           $ 10,001-$50,000           None              None
Dawn-Marie Driscoll              None           $      1-$10,000     $     1-$10,000         None
Keith R. Fox               $10,001-$50,000      $50,001-$100,000     $10,001-$50,000         None
Paul K. Freeman                  None                 None                 None              None
Kenneth C. Froewiss              None           $ 10,001-$50,000           None           $1-$10,000
Richard J. Herring               None                 None                 None              None
William McClayton                None                 None                 None              None
Rebecca W. Rimel                 None                 None                 None              None
William N. Searcy, Jr.           None                 None                 None              None
Jean Gleason Stromberg           None                 None                 None              None
Robert Wadsworth                 None                 None                 None              None



                                                                              DWS
                            DWS GLOBAL SMALL     DWS LATIN AMERICA      WORLD DIVIDEND
BOARD MEMBER                 CAP GROWTH FUND        EQUITY FUND              FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine               None                  None                 None
Henry P. Becton, Jr.             None                  None                 None
Dawn-Marie Driscoll        $     1-$10,000             None           $     1-$10,000
Keith R. Fox                     None           $50,001-$100,000      $10,001-$50,000
Paul K. Freeman                  None                  None                 None
Kenneth C. Froewiss              None                  None                 None
Richard J. Herring           Over $100,000             None                 None
William McClayton                None                  None                 None
Rebecca W. Rimel           $10,001-$50,000      $ 10,001-$50,000            None
William N. Searcy, Jr.           None                  None                 None
Jean Gleason Stromberg           None                  None           $10,001-$50,000
Robert Wadsworth                 None                  None                 None

AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000


(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.



OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2010. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None

As of January 7, 2011 (March 25, 2011 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund), all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.


25% OR GREATER OWNERSHIP

Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. The following table identifies those investors who own 25% of more of a fund's shares as of January 7, 2011 (March 25, 2011 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund):


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND


NAME AND ADDRESS OF INVESTOR                 SHARES          PERCENTAGE
STATE STREET BANK & TRUST CO CUST         7,344,773.7610        28.20%
FBO DWS ALT ASSET ALLOC PLUS FUND        (Institutional)
QUINCY MA 02171-2105


5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of January 7, 2011 (March 25, 2011 for DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund). All holdings are of record, unless otherwise indicated.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


NAME AND ADDRESS OF INVESTOR           SHARES        CLASS     PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF         25,536.25      B           11.09%
ITS CUSTOMERS
ATTN FUND ADM (9E8W0)
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                     24,109.19      B           10.47%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
CITIGROUP GLOBAL MARKETS INC           23,028.64      B           10.01%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
WELLS FARGO INVESTMENTS LLC            17,671.26      B            7.68%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN 55402-2323
VANGUARD BROKERAGE SERVICES            12,227.77      B            5.31%
VALLEY FORGE PA 19482-1170
MLPF&S FOR THE SOLE BENEFIT OF         71,772.76      C            9.50%
ITS CUSTOMERS
ATTN FUND ADM (9E8W1)
JACKSONVILLE FL 32246-6484
CITIGROUP GLOBAL MARKETS INC           57,043.68      C            7.55%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

NAME AND ADDRESS OF INVESTOR          SHARES             CLASS         PERCENTAGE
FIRST CLEARING LLC                     53,702.52          C               7.11%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
UBS WM USA                             41,899.88          C               5.55%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
DEUTSCHE BANK SECURITIES INC        1,034,453.37    Institutional        17.28%
ATTN MUTUAL FUND DEPT 26TH FL
NEW YORK NY 10020-1104
STATE STREET BANK & TRUST CO        1,006,588.46    Institutional        16.82%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105
DWS TRUST COMPANY CUST                951,022.29    Institutional        15.89%
FBO THE THRIFT PLAN OF LONZA
SALEM NH 03079-1143
DIMA INC FBO THE AMGEN                738,712.16    Institutional        12.34%
FOUNDATION
INC
ATTN J RICHARD ROBBEN
LOUISVILLE KY 40223-5169
STATE STREET BANK & TRUST CO          474,391.15    Institutional         7.93%
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO          437,849.43    Institutional         7.32%
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC               341,409.22    Institutional         5.70%
SPECIAL CUSTODY ACCOUNT
MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA 94104-4151
STATE STREET CORP TRUSTEE              81,999.62          R              31.51%
FBO ADP ACCESS
BOSTON MA 02111-2901
HARTFORD LIFE INSURANCE                80,486.21          R              30.93%
COMPANY SEPARATE ACCOUNT
HARTFORD CT 06104-2999
STATE STREET BANK & TRUST CO           53,222.61          R              20.45%
CUST
FBO ADP/MORGAN STANLEY DW
WESTWOOD MA 02090-2318

NAME AND ADDRESS OF INVESTOR           SHARES        CLASS     PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF         27,305.79      R           10.49%
ITS CUSTOMERS
ATTN FUND ADM (9H778)
JACKSONVILLE FL 32246-6484
DWS TRUST COMPANY                     751,557.07      S           33.85%
FBO ATLANTIC AUTOMOTIVE CORP
401K PLAN
SALEM NH 03079-1143
STATE STREET CORP TRUSTEE             479,682.52      S           21.61%
FBO ADP ACCESS
BOSTON MA 02111-2901


DWS EMERGING MARKETS EQUITY FUND



NAME AND ADDRESS OF INVESTOR                 SHARES        CLASS     PERCENTAGE
CITIGROUP GLOBAL MARKETS INC                243,843.62      A           10.87%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
UBS WM USA                                  172,389.72      A            7.69%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
AMERICAN ENTERPRISE INVESTMENT SERV         115,099.41      A            5.13%
MINNEAPOLIS MN 55440-9446
CITIGROUP GLOBAL MARKETS INC                 26,287.13      B           18.78%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
FIRST CLEARING LLC                           16,632.55      B           11.88%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
AMERICAN ENTERPRISE INVESTMENT SVC            9,326.59      B            6.66%
MINNEAPOLIS MN 55402-2405
MLPF&S FOR THE SOLE BENEFIT OF                7,077.11      B            5.06%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9HUF7
JACKSONVILLE FL 32246-6484
UBS WM USA                                   59,423.15      C           13.10%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
FIRST CLEARING LLC                           35,780.13      C            7.89%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
CITIGROUP GLOBAL MARKETS INC                 29,295.02      C            6.46%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

NAME AND ADDRESS OF INVESTOR               SHARES             CLASS         PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF              29,260.90          C               6.45%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL 32246-6484
PERSHING LLC                                23,290.25          C               5.13%
JERSEY CITY NJ 07399-0001
STATE STREET BANK & TRUST CO CUST        2,905,171.25    Institutional        68.38%
FBO DWS ALT ASSET ALLOC PLUS FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO CUST          590,812.88    Institutional        13.91%
FBO DWS SELECT ALTERNATIVE ALLOC
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO               266,572.57    Institutional         6.27%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC                    381,565.26          S               5.50%
ATTN MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA 94104-4151


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND



NAME AND ADDRESS OF INVESTOR                  SHARES         CLASS     PERCENTAGE
AMERICAN ENTERPRISE INVESTMENT SERV         349,578.8430      A           16.92%
MINNEAPOLIS MN 55440-9446
PERSHING LLC                                319,036.1770      A           15.44%
JERSEY CITY NJ 07399-0001
TRUST COMPANY OF AMERICA                    124,390.2380      A            6.02%
ENGLEWOOD CO 80155-6503
FIRST CLEARING LLC                          116,739.4260      A            5.65%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
UBS WM USA                                  109,184.6300      A            5.29%
OMNI ACCOUNT M/F
WEEHAWKEN NJ 07086-6761
MLPF&S FOR THE SOLE BENEFIT OF               27,040.9700      B           24.32%
ITS CUSTOMERS
ATTN FUND ADM 9HP71
JACKSONVILLE FL 32246-6484
PERSHING LLC                                 18,268.8380      B           16.43%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                           13,621.0770      B           12.25%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
AMERICAN ENTERPRISE INVESTMENT SERV           9,637.4600      B            8.67%
MINNEAPOLIS MN 55440-9446

NAME AND ADDRESS OF INVESTOR                 SHARES             CLASS         PERCENTAGE
PERSHING LLC                               137,915.9900          C               14.55%
JERSEY CITY NJ 07399-0001
DCGT AS TTEE AND/OR CUST                   119,440.4520          C               12.60%
FBO PRINCIPAL FINANCIAL GROUP QUALI
FIED FIA OMNIBUS
DES MOINES IA 50392-0001
UBS WM USA                                  96,090.4310          C               10.13%
OMNI ACCOUNT M/F
WEEHAWKEN NJ 07086-6761
MLPF&S FOR THE SOLE BENEFIT OF              83,226.1680          C                8.78%
ITS CUSTOMERS
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                          81,886.0620          C                8.64%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY                 51,594.8100          C                5.44%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
STATE STREET BANK & TRUST CO CUST        7,344,773.7610    Institutional         66.06%
FBO DWS ALT ASSET ALLOC PLUS FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO CUST        2,863,039.0710    Institutional         25.75%
FBO DWS SELECT ALTERNATIVE ALLOC
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC                  1,531,445.4490          S               12.98%
ATTN MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA 94104-4151


DWS ENHANCED GLOBAL BOND FUND



NAME AND ADDRESS OF INVESTOR                  SHARES         CLASS     PERCENTAGE
AMERICAN ENTERPRISE INVESTMENT SERV         292,324.4290      A           8.06%
MINNEAPOLIS MN 55440-9446
FIRST CLEARING LLC                          265,416.2540      A           7.32%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
PERSHING LLC                                259,083.7960      A           7.14%
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF               43,160.5430      B          28.72%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D75)
JACKSONVILLE FL 32246-6484
AMERICAN ENTERPRISE INVESTMENT SVC           14,212.1230      B           9.46%
MINNEAPOLIS MN 55402-2405

NAME AND ADDRESS OF INVESTOR             SHARES         CLASS     PERCENTAGE
FIRST CLEARING LLC                      19,658.7460      B           13.08%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
UBS WM USA                              11,443.1180      B            7.61%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
PERSHING LLC                            16,142.1750      B           10.74%
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF         199,159.1020      C           29.90%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION (97D76)
JACKSONVILLE FL 32246-6484
PERSHING LLC                            53,035.1760      C            7.96%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                      53,107.0970      C            7.97%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
CHARLES SCHWAB & CO INC                755,639.4420      S            5.85%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA 94104-4151
STATE STREET BANK & TRUST CO           826,402.3940      S            6.40%
CUST FBO
DWS LIFECOMPASS 2015 FUND
BOSTON MA 02111-1750
STATE STREET BANK & TRUST CO           817,451.8270      S            6.33%
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO           773,115.3250      S            5.99%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105


DWS GLOBAL SMALL CAP GROWTH FUND



NAME AND ADDRESS OF INVESTOR          SHARES        CLASS     PERCENTAGE
PERSHING LLC                         205,216.71      A           5.87%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                    20,205.22      B           8.60%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
PERSHING LLC                          12,085.13      B           5.15%
JERSEY CITY NJ 07399-0001

NAME AND ADDRESS OF INVESTOR         SHARES            CLASS         PERCENTAGE
PERSHING LLC                         53,077.31          C               9.05%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                   35,587.48          C               6.07%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
STATE STREET BANK & TRUST CO         41,625.11    Institutional        40.07%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO         16,358.53    Institutional        15.75%
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO         15,787.80    Institutional        15.20%
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO         14,267.04    Institutional        13.74%
CUST FBO
DWS LIFECOMPASS RETIREMENT
FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO         12,966.54    Institutional        12.48%
CUST FBO
DWS LIFECOMPASS 2040 FUND
QUINCY MA 02171-2105
NFS LLC FEBO                        924,154.05          S              11.04%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS (401K) FINOPS-IC FUNDS
COVINGTON KY 41015-1987


DWS LATIN AMERICA EQUITY FUND



NAME AND ADDRESS OF INVESTOR                 SHARES        CLASS     PERCENTAGE
NATIONWIDE TRUST COMPANY FSB                128,885.36      A           12.13%
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029
AMERICAN ENTERPRISE INVESTMENT SERV          87,203.44      A            8.21%
MINNEAPOLIS MN 55440-9446
LPL FINANCIAL                                73,390.11      A            6.91%
SAN DIEGO CA 92121-1968
FIRST CLEARING LLC                           62,351.79      A            5.87%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523

NAME AND ADDRESS OF INVESTOR            SHARES         CLASS     PERCENTAGE
CITIGROUP GLOBAL MARKETS INC             27,918.31      B           24.13%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
PERSHING LLC                             19,889.32      B           17.19%
JERSEY CITY NJ 07399-0001
FIRST CLEARING LLC                       19,158.67      B           16.56%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
FIRST CLEARING LLC                       34,660.36      C           15.96%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
CITIGROUP GLOBAL MARKETS INC             29,320.33      C           13.50%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
MORGAN STANLEY SMITH BARNEY              18,072.02      C            8.32%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
MLPF&S FOR THE SOLE BENEFIT OF           14,499.77      C            6.68%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97D93
JACKSONVILLE FL 32246-6484
UBS WM USA                               13,062.20      C            6.02%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
PERSHING LLC                             12,544.18      C            5.78%
JERSEY CITY NJ 07399-0001
CHARLES SCHWAB & CO INC               1,050,649.32      S            7.52%
REINVEST ACCOUNT
SAN FRANCISCO CA 94104-4151


DWS WORLD DIVIDEND FUND



NAME AND ADDRESS OF INVESTOR          SHARES        CLASS     PERCENTAGE
FIRST CLEARING LLC                   173,287.62      A           9.46%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
UBS WM USA                           106,937.81      A           5.84%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN NJ 07086-6761
CITIGROUP GLOBAL MARKETS INC          96,430.04      A           5.26%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

NAME AND ADDRESS OF INVESTOR           SHARES            CLASS         PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF         93,902.06          A               5.12%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9E7G4
JACKSONVILLE FL 32246-6484
CITIGROUP GLOBAL MARKETS INC            2,020.30          B              12.69%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
DWS TRUST COMPANY TTEE                  1,193.08          B               7.49%
JOHN D JACK CRAMER PHD M/P
PLAN
JOHN D CRAMER
MARIETTA GA 30068-4936
PERSHING LLC                             843.688          B               5.30%
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF        10,510.54           C               9.44%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC 9E7G6
JACKSONVILLE FL 32246-6484
FIRST CLEARING LLC                     7,649.32           C               6.87%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
PERSHING LLC                           6,425.05           C               5.77%
JERSEY CITY NJ 07399-0001
STATE STREET BANK & TRUST CO         216,074.63     Institutional        54.33%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO         108,646.07     Institutional        27.32%
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO          51,950.56     Institutional        13.06%
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC              844,538.54           S              11.51%
ATTN MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA 94104-4151

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.


BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of a fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund's investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Currently, all of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board as appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Operations Committee and Dividend Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE             7         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman,
                                      members, and oversees the operations of the          Kenneth C. Froewiss and
                                      Board. The Nominating and Governance                 William McClayton
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    6         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll,
                                                                                           Richard J. Herring, Jean
                                                                                           Gleason Stromberg and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            6         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            6         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)
DIVIDEND                  0/*/        Authorizes dividends and other distributions for   Kenneth C. Froewiss,
COMMITTEE                             those funds that are organized as series of a      Robert H. Wadsworth, John
                                      Maryland corporation. Committee meets on an        W. Ballantine (Alternate),
                                      as-needed basis.                                   Henry P. Becton,
                                                                                         Jr.(Alternate), Dawn-Marie
                                                                                         Driscoll (Alternate), Keith R.
                                                                                         Fox (Alternate), Paul K.
                                                                                         Freeman (Alternate), Richard
                                                                                         J. Herring (Alternate),
                                                                                         William McClayton
                                                                                         (Alternate), Rebecca W.
                                                                                         Rimel (Alternate), Jean
                                                                                         Gleason Stromberg
                                                                                         (Alternate) and William N.
                                                                                         Searcy, Jr. (Alternate)


/*/The Dividend Committee was formed on November 18, 2010.


AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2010.


AGGREGATE COMPENSATION FROM EACH FUND


                                                                      DWS
                                 DWS                DWS             ENHANCED          DWS
                             DIVERSIFIED         EMERGING           EMERGING       ENHANCED
                            INTERNATIONAL     MARKETS EQUITY     MARKETS FIXED      GLOBAL
BOARD MEMBER                 EQUITY FUND           FUND           INCOME FUND      BOND FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $422              $645               $693              $490
Henry P. Becton, Jr.       $422              $645               $693              $490
Dawn-Marie Driscoll        $422              $645               $693              $490
Keith R. Fox               $406              $614               $660              $469
Paul K. Freeman            $547              $879               $951              $649
Kenneth C. Froewiss        $406              $614               $660              $469
Richard J. Herring         $406              $614               $660              $469
William McClayton          $433              $665               $716              $504
Rebecca W. Rimel           $406              $614               $660              $469
William N. Searcy, Jr.     $422              $645               $693              $490
Jean Gleason Stromberg     $406              $614               $660              $469
Robert Wadsworth           $433              $665               $716              $504

                                                    DWS LATIN            DWS
                            DWS GLOBAL SMALL     AMERICA EQUITY     WORLD DIVIDEND
BOARD MEMBER                 CAP GROWTH FUND          FUND               FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $1,034               $1,739             $644
Henry P. Becton, Jr.       $1,034               $1,739             $644
Dawn-Marie Driscoll        $1,034               $1,739             $644
Keith R. Fox               $  979               $1,639             $613
Paul K. Freeman            $1,461               $2,507             $879
Kenneth C. Froewiss        $  979               $1,639             $613
Richard J. Herring         $  979               $1,639             $613
William McClayton          $1,071               $1,806             $664
Rebecca W. Rimel           $  979               $1,639             $613
William N. Searcy, Jr.     $1,034               $1,739             $644
Jean Gleason Stromberg     $  979               $1,639             $613
Robert Wadsworth           $1,071               $1,806             $664


TOTAL COMPENSATION FROM DWS FUND COMPLEX



                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $365,000
Kenneth C. Froewiss        $240,000
Richard J. Herring         $240,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $303,500


(1)   The DWS Fund Complex was composed of 125 funds as of December 31, 2010.

(2) Includes $125,000 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all US, registered DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the most recent fiscal year end for each fund except DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund. For DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund, the information provided is as of January 31, 2011.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Robert Wang                      $1 - $10,000                  N/A
Russell Shtern                   $1 - $10,000                  N/A


DWS EMERGING MARKETS EQUITY FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Rainer Vermehren              $0                    $0


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND



                                 DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER       FUND SHARES OWNED        FUND SHARES OWNED
Kenneth R. Bowling            $0                        $50,001 - $100,000
Jamie Guenther                $0                        $50,001 - $100,000
John Brennan                   $10,001 - $50,000       $100,001 - $500,000
Bruce Harley                  $0                        $50,001 - $100,000
J. Richard Robben             $50,001 - $100,000       $100,001 - $500,000
David Vignolo                 $0                       $100,001 - $500,000
J. Kevin Horsley              $0                        $50,001 - $100,000
Stephen Willer                $0                       $100,001 - $500,000
William Chepolis              $0                       $100,001 - $500,000
John D. Ryan                  $0                           $1 - $10,000
Darwei Kung                   $0                        $50,001 - $100,000

DWS ENHANCED GLOBAL BOND FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Kenneth R. Bowling            $0                       $50,001 - $100,000
Jamie Guenther                $0                       $50,001 - $100,000
John Brennan                  $0                      $100,001 - $500,000
Bruce Harley                  $0                       $50,001 - $100,000
J. Richard Robben             $0                      $100,001 - $500,000
David Vignolo                 $0                      $100,001 - $500,000
J. Kevin Horsley              $0                       $50,001 - $100,000
Stephen Willer                $0                      $100,001 - $500,000
William Chepolis                 $1 - 10,000          $100,001 - $500,000
John D. Ryan                  $0                          $1 - 10,000
Darwei Kung                   $0                       $50,001 - $100,000


DWS GLOBAL SMALL CAP GROWTH FUND



                                 DOLLAR RANGE OF       DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER       FUND SHARES OWNED         FUND SHARES OWNED
Joseph Axtell                 $100,001 - $500,000      $500,001 - $1,000,000


DWS LATIN AMERICA EQUITY FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Rainer Vermehren              $ 0                   $0
Florian Tanzer                $ 0                   $0


DWS WORLD DIVIDEND FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Thomas Schuessler             $0                    $0
Oliver Pfeil                  $0                    $0
Fabian Degen                  $0                    $0
Peter Steffen                 $0                    $0


Because DWS Emerging Markets Equity Fund's, DWS Latin America Equity Fund's and DWS World Dividend Fund's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as a fund, on account of US tax and other regulatory limitations applicable to foreign investors.


CONFLICTS OF INTEREST

In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the most recent fiscal year end for each fund except DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund. For DWS Enhanced Emerging Markets Fixed Income Fund and DWS Enhanced Global Bond Fund, the information provided is as of January 31, 2011.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Robert Wang               30          $9,653,184,394               0                     $0
Russell Shtern            14          $5,357,083,023               0                     $0


DWS EMERGING MARKETS EQUITY FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Rainer Vermehren           4          $1,820,244,287               0                     $0


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Kenneth R. Bowling           4         $  761,706,325               0                     $0
Jamie Guenther               4         $  761,706,325               0                     $0
John Brennan                 4         $  761,706,325               0                     $0
Bruce Harley                 4         $  761,706,325               0                     $0
J. Richard Robben            4         $  761,706,325               0                     $0
David Vignolo                4         $  761,706,325               0                     $0
J. Kevin Horsley             4         $  761,706,325               0                     $0
Stephen Willer               4         $  761,706,325               0                     $0
William Chepolis            13         $8,758,317,785               0                     $0
John D. Ryan                13         $8,758,317,785               0                     $0
Darwei Kung                  1         $  847,923,713               0                     $0

DWS ENHANCED GLOBAL BOND FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                         NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                        REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                 INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER        COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Kenneth R. Bowling           4         $  868,910,401               0                     $0
Jamie Guenther               4         $  868,910,401               0                     $0
John Brennan                 4         $  868,910,401               0                     $0
Bruce Harley                 4         $  868,910,401               0                     $0
J. Richard Robben            4         $  868,910,401               0                     $0
David Vignolo                4         $  868,910,401               0                     $0
J. Kevin Horsley             4         $  868,910,401               0                     $0
Stephen Willer               4         $  868,910,401               0                     $0
William Chepolis            13         $8,758,317,785               0                     $0
John D. Ryan                13         $8,758,317,785               0                     $0
Darwei Kung                  1         $  847,923,713               0                     $0


DWS GLOBAL SMALL CAP GROWTH FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Joseph Axtell              5            $709,839,608               0                     $0


DWS LATIN AMERICA EQUITY FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Rainer Vermehren           4          $1,268,030,511               0                     $0
Florian Tanzer             0          $            0               0                     $0

DWS WORLD DIVIDEND FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:


                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Thomas Schuessler          4          $3,893,826,414               0                     $0
Oliver Pfeil               4          $3,893,826,414               0                     $0
Fabian Degen               0          $            0               0                     $0
Peter Steffen              0          $            0               0                     $0


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Robert Wang                5             $490,481,492               1               $196,902,551
Russell Shtern             3             $290,174,380               0               $          0


DWS EMERGING MARKETS EQUITY FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Rainer Vermehren           1             $31,599,903                0                    $0

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Kenneth R. Bowling          3             $42,889,869                0                    $0
Jamie Guenther              3             $42,889,869                0                    $0
John Brennan                3             $42,889,869                0                    $0
Bruce Harley                3             $42,889,869                0                    $0
J. Richard Robben           3             $42,889,869                0                    $0
David Vignolo               3             $42,889,869                0                    $0
J. Kevin Horsley            3             $42,889,869                0                    $0
Stephen Willer              3             $42,889,869                0                    $0
William Chepolis            0             $         0                0                    $0
John D. Ryan                0             $         0                0                    $0
Darwei Kung                 0             $         0                0                    $0


DWS ENHANCED GLOBAL BOND FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                              NUMBER OF POOLED
                         NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                          POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                 INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER        VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Kenneth R. Bowling          3             $42,889,869                0                    $0
Jamie Guenther              3             $42,889,869                0                    $0
John Brennan                3             $42,889,869                0                    $0
Bruce Harley                3             $42,889,869                0                    $0
J. Richard Robben           3             $42,889,869                0                    $0
David Vignolo               3             $42,889,869                0                    $0
J. Kevin Horsley            3             $42,889,869                0                    $0
Stephen Willer              3             $42,889,869                0                    $0
William Chepolis            0             $         0                0                    $0
John D. Ryan                0             $         0                0                    $0
Darwei Kung                 0             $         0                0                    $0

DWS GLOBAL SMALL CAP GROWTH FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Joseph Axtell              0                  $0                    0                    $0


DWS LATIN AMERICA EQUITY FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Rainer Vermehren           1            $   31,599,903              0               $          0
Florian Tanzer             6            $2,016,885,615              1               $722,113,763


DWS WORLD DIVIDEND FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:


                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Thomas Schuessler          5            $8,488,126,147              1               $922,028,455
Oliver Pfeil               4            $7,960,295,472              0               $          0
Fabian Degen               0            $            0              0               $          0
Peter Steffen              1            $   74,396,889              0               $          0


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


OTHER ACCOUNTS MANAGED:


                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
Robert Wang                  9            $1,579,012,839            3              $182,156,477
Russell Shtern               6            $1,022,780,094            0              $          0

DWS EMERGING MARKETS EQUITY FUND


OTHER ACCOUNTS MANAGED:


                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Rainer Vermehren             0                 $0                0                   $0


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND


OTHER ACCOUNTS MANAGED:


                                                            NUMBER OF OTHER     TOTAL ASSETS OF
                                           TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Kenneth R. Bowling            7            $537,301,883           0                   $0
Jamie Guenther                4            $289,563,773           0                   $0
John Brennan                  4            $289,563,773           0                   $0
Bruce Harley                  4            $289,563,773           0                   $0
J. Richard Robben             7            $537,301,883           0                   $0
David Vignolo                 5            $488,192,205           0                   $0
J. Kevin Horsley              4            $289,563,773           0                   $0
Stephen Willer                4            $289,563,773           0                   $0
William Chepolis              0            $          0           0                   $0
John D. Ryan                  0            $          0           0                   $0
Darwei Kung                   0            $          0           0                   $0


DWS ENHANCED GLOBAL BOND FUND


OTHER ACCOUNTS MANAGED:


                                                            NUMBER OF OTHER     TOTAL ASSETS OF
                                           TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                    NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER       OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Kenneth R. Bowling            7            $537,301,883           0                   $0
Jamie Guenther                4            $289,563,773           0                   $0
John Brennan                  4            $289,563,773           0                   $0
Bruce Harley                  4            $289,563,773           0                   $0
J. Richard Robben             7            $537,301,883           0                   $0
David Vignolo                 5            $488,192,205           0                   $0
J. Kevin Horsley              4            $289,563,773           0                   $0
Stephen Willer                4            $289,563,773           0                   $0
William Chepolis              0            $          0           0                   $0
John D. Ryan                  0            $          0           0                   $0
Darwei Kung                   0            $          0           0                   $0

DWS GLOBAL SMALL CAP GROWTH FUND


OTHER ACCOUNTS MANAGED:


                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Joseph Axtell                3            $191,011,907           0                   $0


DWS LATIN AMERICA EQUITY FUND


OTHER ACCOUNTS MANAGED:


                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Rainer Vermehren             0                 $0                0                   $0
Florian Tanzer               0                 $0                0                   $0


DWS WORLD DIVIDEND FUND


OTHER ACCOUNTS MANAGED:


                                                           NUMBER OF OTHER     TOTAL ASSETS OF
                                          TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Thomas Schuessler            0                 $0                0                   $0
Oliver Pfeil                 0                 $0                0                   $0
Fabian Degen                 0                 $0                0                   $0
Peter Steffen                0                 $0                0                   $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                    $  883,339         $      0             $126,191                  $0
2009                    $  779,251         $233,849             $111,322                  $0
2008                    $1,620,395         $389,792             $231,495                  $0



                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $146,674                $16,774
2009                         $121,588                $ 2,296
2008                         $256,253                $63,652


DWS EMERGING MARKETS EQUITY FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                    $2,474,905            $0                $243,886                  $0
2009                    $1,988,248            $0                $195,887                  $0
2008                    $3,708,670            $0                $368,403                  $0



                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $275,464               $      0
2009                         $299,658               $181,132
2008                         $339,652               $      0


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                    $1,586,802            $0                $268,950                  $0
2009                    $1,149,059            $0                $192,911                  $0
2008                    $1,728,173            $0                $259,876                  $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $188,687                $    35
2009                         $208,572                $50,239
2008                         $260,598                $38,202


DWS ENHANCED GLOBAL BOND FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                     $662,265             $0                $161,528                  $0
2009                     $699,624             $0                $164,429                  $0
2008                     $869,114             $0                $141,319                  $0



                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $212,550               $      0
2009                         $220,996               $  1,181
2008                         $207,536               $202,266


DWS GLOBAL SMALL CAP GROWTH FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                    $4,080,631         $      0             $445,971                  $0
2009                    $3,424,861         $      0             $374,302                  $0
2008                    $7,175,264         $339,425             $721,750                  $0



                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $648,987               $  1,410
2009                         $759,903               $303,622
2008                         $975,566               $147,602


DWS LATIN AMERICA EQUITY FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                   $ 8,698,038            $0               $  779,233                 $0
2009                   $ 6,338,092            $0               $  557,612                 $0
2008                   $12,575,598            $0               $1,143,258                 $0

                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $580,014                  $0
2009                         $617,115                  $0
2008                         $758,260                  $0


DWS WORLD DIVIDEND FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2010                    $1,564,457            $0                $235,410                  $0
2009                    $1,475,950            $0                $222,087                  $0
2008                    $2,940,080            $0                $451,214                  $0



                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES
2010                         $425,001                $1,479
2009                         $533,416                $3,709
2008                         $631,143                $1,366


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.60%, 2.35%, 2.35%, 1.85% and 1.35%, respectively, for Class A, Class B, Class C, Class R and Class S.


For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.50%, 2.25%, 2.25%, 1.75%, 0.97% and 0.92%, respectively, for
Class A, Class B, Class C, Class R, Class S and Institutional Class.


For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive their fees or reimburse expenses of Class R shares of the fund, (excluding certain expenses,such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.84%.


In addition, for the period from November 1, 2007 through October 31, 2008, the Advisor had voluntarily agreed to waive their fees or reimburse expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.50%, 2.25%, 2.25%, 1.75%, 0.97% and 0.92%, respectively, for
Class A, Class B, Class C, Class R, Class S and Institutional Class. These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.


The following waivers are currently in effect:

The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.44% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


DWS EMERGING MARKETS EQUITY FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from October 1, 2009 though September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.77%, 2.77% and 1.77% for Class B, Class C and Class S shares, respectively.


For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.65% for Institutional Class shares.


For the period from November 1, 2007 through April 13, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.55% for Class S shares.


For the period from November 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.71% for Class B shares.


For the period from March 3, 2008 (commencement of operations of Institutional Class shares) through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.71% for Institutional Class shares.


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.18%, 2.18%, and 1.18% for Class B, Class C, and Class S shares, respectively.


For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.30%, 2.05%, 2.05%, 1.05% and 1.05 for Class A, Class B, Class C, Class S and Institutional Class shares, respectively.


For the period from March 3, 2008 (commencement of Institutional Class shares) through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes,brokerage and interest) at 1.13% for Institutional Class shares.

For the period from November 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.13% and 1.13% for Class B and Class S shares, respectively.


The following waiver is currently in effect:


The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.04% and 1.04% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


DWS ENHANCED GLOBAL BOND FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.99% for Class B shares.


For the period November 1, 2007 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.26%, 2.01%, 2.01% and 1.01% for Class A, Class B, Class C and Class S shares, respectively.


The following waiver is currently in effect:


The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.99% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board..


DWS GLOBAL SMALL CAP GROWTH FUND


The following waivers were in effect during the most recent three fiscal years:


For the period from October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.53% for Class B and Class C shares.


For the period October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.57%, 2.32%, 2.32%, 1.32% and 1.32% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively.


For the period from August 26, 2008 (commencement of operations of Institutional Class shares) through September 30, 2009, the Advisor had contractually agreed to to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.32% for Institutional Class shares.

For the period from November 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.61%, 2.36%, 2.36% and 1.36% for Class A, Class B, Class C and Class S shares, respectively.


For the period from November 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets.


The following waiver is currently in effect:


The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.42% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.


DWS LATIN AMERICA EQUITY FUND


The following waiver was in effect during the most recent three fiscal years:


Effective October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 2.76% for Class B and Class C shares.


DWS WORLD DIVIDEND FUND


The following waivers were in effect during the most recent three fiscal years:


Effective October 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 2.38% for Class B and Class C shares.


For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.22% for Class B shares.


For the period from March 14, 2008 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.27% for Class B shares.


For the period from November 1, 2007 through March 13, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest) at 1.40%, 2.46%, 2.30%, 1.18% and 1.11%, for Class A, Class B, Class C, Class S and Institutional Class shares, respectively.


The following waiver is currently in effect:


The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.37% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B. The agreement may only be terminated with the consent of the fund's Board.

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).


CLASS A INITIAL SALES CHARGE:


                                                                                          AGGREGATE        AGGREGATE
                                                        AGGREGATE      AGGREGATE         COMMISSIONS      COMMISSIONS
                                              FISCAL      SALES       COMMISSIONS    PAID TO AFFILIATED    RETAINED
                                               YEAR    COMMISSIONS   PAID TO FIRMS          FIRMS           BY DIDI
DWS Diversified International Equity Fund     2010       $  9,000       $ 7,000            $    0           $ 2,000
                                              2009       $ 12,000       $10,000            $    0           $ 2,000
                                              2008       $ 31,000       $22,000            $1,000           $ 8,000
DWS Emerging Markets Equity Fund              2010       $ 15,000       $ 8,000            $3,000           $ 4,000
                                              2009       $ 17,000       $ 9,000            $2,000           $ 5,000
                                              2008       $ 40,000       $24,000            $4,000           $12,000
DWS Enhanced Emerging Markets Fixed Income    2010       $ 12,000       $ 4,000            $3,000           $ 5,000
Fund
                                              2009       $  9,000       $ 4,000            $1,000           $ 4,000
                                              2008       $ 12,000       $ 3,000            $2,000           $ 7,000
DWS Enhanced Global Bond Fund                 2010       $  16000       $  9000            $ 1000           $  6000
                                              2009       $ 20,000       $13,000            $2,000           $ 5,000
                                              2008       $ 64,000       $42,000            $3,000           $19,000
DWS Global Small Cap Growth Fund              2010       $ 33,000       $26,000            $    0           $ 7,000
                                              2009       $ 27,000       $22,000            $    0           $ 5,000
                                              2008       $ 64,000       $42,000            $3,000           $19,000
DWS Latin America Equity Fund                 2010       $ 50,000       $32,000            $3,000           $15,000
                                              2009       $ 28,000       $15,000            $4,000           $ 9,000
                                              2008       $124,000       $62,000            $8,000           $54,000
DWS World Dividend Fund                       2010       $  4,000       $ 2,000            $1,000           $ 1,000
                                              2009       $  7,000       $ 5,000            $1,000           $ 1,000
                                              2008       $ 16,000       $12,000            $1,000           $ 3,000


CDSC PAID TO DIDI ON:



                                                FISCAL
                                                 YEAR     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
DWS Diversified International Equity Fund       2010           $ 36              $ 4,629            $  232
                                                2009           $  0              $12,497            $1,601
                                                2008           $  0              $21,968            $2,535
DWS Emerging Markets Equity Fund                2010           $510              $ 4,710            $2,249
                                                2009           $  0              $ 6,387            $2,056
                                                2008           $  0              $23,850            $8,015
DWS Enhanced Emerging Markets Fixed Income      2010           $  0              $ 4,558            $2,440
Fund
                                                2009           $  0              $ 3,463            $2,754
                                                2008           $ 14              $ 8,306            $8,082

                                      FISCAL
                                       YEAR     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
DWS Enhanced Global Bond Fund         2010          $   850            $ 5,361           $ 1,103
                                      2009          $     0            $ 6,664           $ 5,430
                                      2008          $     0            $ 5,469           $ 1,983
DWS Global Small Cap Growth Fund      2010          $   199            $15,722           $   206
                                      2009          $ 1,824            $21,637           $    73
                                      2008          $ 1,711            $51,974           $ 7,261
DWS Latin America Equity Fund         2010          $ 2,596            $16,837           $ 3,924
                                      2009          $   705            $14,304           $ 2,408
                                      2008          $14,925            $58,790           $28,843
DWS World Dividend Fund               2010          $     0            $ 1,188           $     0
                                      2009          $     0            $ 1,877           $     5
                                      2008          $    60            $ 4,024           $   290

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:


                                                            12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                                   FEES              SERVICES FEES
DWS Diversified International Equity Fund       Class A                 -              $ 95,816
                                                Class B          $ 17,453              $  5,604
                                                Class C          $ 44,046              $ 14,427
                                                Class R          $  4,029              $  2,165
DWS Emerging Markets Equity Fund                Class A                 -              $ 98,851
                                                Class B          $ 20,646              $  6,531
                                                Class C          $ 57,445              $ 18,594
DWS Enhanced Emerging Markets Fixed Income      Class A                 -              $ 58,904
Fund
                                                Class B          $ 11,000              $  3,582
                                                Class C          $ 75,811              $ 24,773
DWS Enhanced Global Bond Fund                   Class A                 -              $ 90,515
                                                Class B          $ 15,483              $  5,041
                                                Class C          $ 51,215              $ 16,914
DWS Global Small Cap Growth Fund                Class A                 -              $307,112
                                                Class B          $ 62,873              $ 21,238
                                                Class C          $142,558              $ 48,359
DWS Latin America Equity Fund                   Class A                 -              $134,571
                                                Class B          $ 47,337              $ 15,211
                                                Class C          $ 88,805              $ 28,832
DWS World Dividend Fund                         Class A                 -              $101,690
                                                Class B          $  4,153              $  1,354
                                                Class C          $ 18,468              $  5,965

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES


FUND                                                  2010       2009
DWS Diversified International Equity Fund               28%       152%
DWS Emerging Markets Equity Fund                        77%       138%
DWS Enhanced Emerging Markets Fixed Income Fund         42%       110%
DWS Enhanced Global Bond Fund                          162%       163%
DWS Global Small Cap Growth Fund                        38%        53%
DWS Latin America Equity Fund                           37%        95%
DWS World Dividend Fund                                204%        92%


For DWS World Dividend Fund, the increase in portfolio turnover rate was due to changes to the fund's investment strategy and the portfolio management team.


BROKERAGE COMMISSIONS


                                                FISCAL     BROKERAGE COMMISSIONS
                                                 YEAR          PAID BY FUND
DWS Diversified International Equity Fund       2010            $   44,190
                                                2009            $  323,827
                                                2008            $1,103,408
DWS Emerging Markets Equity Fund                2010            $  898,031
                                                2009            $1,026,052
                                                2008            $1,313,980
DWS Enhanced Emerging Markets Fixed Income      2010            $    1,485
Fund
                                                2009            $        0
                                                2008            $        0
DWS Enhanced Global Bond Fund                   2010            $   16,728
                                                2009            $   15,489
                                                2008            $        0
DWS Global Small Cap Growth Fund                2010            $  782,701
                                                2009            $  846,153
                                                2008            $  586,096
DWS Latin America Equity Fund                   2010            $1,246,793
                                                2009            $1,934,185
                                                2008            $1,296,070
DWS World Dividend Fund                         2010            $  946,748
                                                2009            $  793,081
                                                2008            $  690,471

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                                    AGGREGATE                        % OF THE
                                                                                    BROKERAGE                       AGGREGATE
                                                                                   COMMISSIONS                        DOLLAR
                                                         NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                              FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                               YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
DWS Diversified International Equity Fund     2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS Emerging Markets Equity Fund              2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS Enhanced Emerging Markets Fixed Income    2010       None           -             None              -               -
Fund
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS Enhanced Global Bond Fund                 2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS Global Small Cap Growth Fund              2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS Latin America Equity Fund                 2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -
DWS World Dividend Fund                       2010       None           -             None              -               -
                                              2009       None           -             None              -               -
                                              2008       None           -             None              -               -


Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.


Listed below are the regular broker dealers of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND


NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                         SECURITIES OF REGULAR BROKER DEALERS
Aegon NV                                                       $ 89,000
Ageas                                                          $130,000
Allianz SE                                                     $274,000
Alpha Bank AE                                                  $ 77,000
Assicurazioni Generali SpA                                     $102,000
Australia & New Zealand Banking Group, Ltd.                    $117,000
AXA SA                                                         $101,000
Banco Bilbao Vizcaya Argentaria SA                             $141,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                        SECURITIES OF REGULAR BROKER DEALERS
Banco Santander SA                                            $265,000
Bank of Cyprus PCL                                            $ 65,000
Bank of Montreal                                              $ 89,000
Bank of Nova Scotia                                           $118,000
Barclays PLC                                                  $ 65,000
BNP Paribas                                                   $186,000
Canadian Imperial Bank of Commerce                            $ 77,000
Capitaland Ltd.                                               $ 60,000
Cheung Kong (Holdings) Ltd.                                   $ 61,000
Commonwealth Bank of Australia                                $120,000
Credit Agricole SA                                            $ 67,000
Credit Suisse Group AG                                        $129,000
Danske Bank AS                                                $434,000
DBS Group Holdings Ltd.                                       $150,000
Deutsche Boerse AG                                            $ 69,000
Deutsche Post AG (Registered)                                 $ 90,000
DnB NOR ASA                                                   $478,000
EFG Eurobank Ergasias                                         $ 63,000
Erste Group Bank AG                                           $248,000
Hang Seng Bank Ltd.                                           $ 79,000
Hong Kong Exchange & Clearing Ltd.                            $134,000
HSBC Holdings PLC                                             $159,000
Immofinanz AG                                                 $121,000
ING Groep NV                                                  $370,000
Intesa Sanpaolo                                               $119,000
KBC Groep NV                                                  $135,000
Manulife Financial Corp.                                      $ 44,000
K-Green Trust                                                 $  3,000
Mitsubishi Estate Co., Ltd.                                   $123,000
Mitsubishi UFJ Financial Group Inc.                           $315,000
Mitsui Fudosan Co., Ltd.                                      $132,000
Mizuho Financial Group, Inc.                                  $273,000
NKSJ Holdings, Inc.                                           $ 69,000
Muenchener Rueckversicherungs-Gesellschaft                    $154,000
AG
National Australia Bank Ltd.                                  $ 75,000
National Bank of Greece SA                                    $146,000
Nomura Holdings, Inc.                                         $139,000
Nordea Bank AB                                                $190,000
ORIX Corp.                                                    $ 85,000
Oversea-Chinese Banking Corp.                                 $174,000
Piraeus Bank SA                                               $ 42,000
Pohjola Bank PLC                                              $ 71,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
QBE Insurance Group Ltd.                                     $ 50,000
Raiffeisen International Bank-Holding AG                     $104,000
Royal Bank of Canada                                         $117,000
Sampo Oyj                                                    $439,000
Singapore Exchange Ltd.                                      $ 61,000
Skandinaviska Enskilda Banken AB                             $ 61,000
Societe Generale                                             $ 95,000
Standard Charter PLC                                         $ 76,000
Sumitomo Mitsui Financial Group                              $219,000
Sun Hung Kai Properties Ltd.                                 $154,000
Svenska Handelsbanken AB                                     $139,000
Swiss Reinsurance Co., Ltd.                                  $ 49,000
Tokio Marine Holdings, Inc.                                  $118,000
Toronto Dominion Bank                                        $108,000
Trygvesta A/S                                                $ 69,000
UBI Banca-Unione di Banche Italiane ScpA                     $ 55,000
UBS AG                                                       $169,000
UniCredit SpA                                                $156,000
United Overseas Bank Ltd.                                    $158,000
Vienna Insurance Group                                       $ 77,000
Westpac Banking Corp.                                        $103,000
Zurich Financial Services AG                                 $107,000
Dai-ichi Life Insurance Co., Ltd.                            $ 59,000
MS&AD Insurance Group Holdings, Inc.                         $ 74,000
Sumitomo Realty & Development Co. Ltd.                       $ 65,000


DWS EMERGING MARKETS EQUITY FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
China Life Insurance Co. Ltd                                $5,813,000
ICICI Bank Ltd.                                             $3,284,000
Housing Development Finance Corp., Ltd.                     $4,512,000
Banco Bradesco S.A.                                         $3,154,000
Rossi Residencial SA                                        $1,848,000
PDG Realty SA                                               $1,466,000
Sberbank of Russia                                          $3,369,000
China Minsheng Banking                                      $  869,000
UBS AG                                                      $4,557,000
Itau Unibanco Holding SA                                    $2,441,000
Industrial & Commercial Bank of China                       $2,863,000
China Construction Bank Corp.                               $6,388,000
Banco Do Estado De Sao Paulo                                $2,748,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Banco Santander Brasil SA                                   $3,405,000


DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Bangko Sentral Ng Pilipinas                                 $1,300,000
Russian Agricultural Bank                                   $3,955,000
Ukreximbank, REG S                                          $3,079,000


DWS ENHANCED GLOBAL BOND FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
American Express Company                                    $1,320,000
Bank of America Corp.                                       $  477,000
JP Morgan                                                   $1,331,000
Citigroup, Inc.                                             $2,450,000
Crown Castle Towers LLC                                     $  357,000
Discover Bank                                               $1,440,000
Aviva PLC                                                   $  589,000
Ford Motor Credit Co., LLC                                  $1,791,000
Nuveen Asset Management                                     $  470,000
Prudential Financial Inc.                                   $  158,000
Royal Bank of Scotland PLC                                  $  920,000
Kreditanstalt Fuer Wiederaufbau                             $6,800,000
DnB NOR Bank ASA                                            $  564,000
RSHB Capital SA                                             $  113,000
Allied Irish Banks PLC                                      $  609,000
Santander International Debt SA                             $  650,000
Lloyds TSB Group PCL                                        $  571,000
Paccar Financial Europe BV                                  $  352,000
Barclays Bank PLC                                           $  215,000
Bank of Ireland                                             $  661,000


DWS GLOBAL SMALL CAP GROWTH FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Affiliated Managers Group, Inc.                             $2,740,000
ICAP PLC                                                    $2,325,000
Hellenic Exchanges SA                                       $1,410,000
Jefferies Group, Inc.                                       $4,365,000
UOB Kay Hian Limited                                        $1,677,000
Kenedix, Inc.                                               $2,397,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
K Wah International Holdings Ltd.                           $3,095,000
Kiatnakin Bank Plc.                                         $3,885,000
Midland Holdings                                            $6,398,000
Wing Hang Bank Ltd.                                         $4,579,000
Prosperity Bancshares Inc.                                  $2,552,000
Waddell & Reed Financial, Inc.                              $2,520,000
Dah Sing Banking Group Ltd.                                 $3,023,000
Lazard Ltd.                                                 $3,199,000
Magma Finance Corp.                                         $1,646,000
Partners Group Holding AG                                   $5,780,000
Ashmore Group PLC                                           $6,538,000


DWS LATIN AMERICA EQUITY FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                           SECURITIES OF REGULAR BROKER DEALERS
Banco Bradesco SA                                              $33,925,000
Bancolombia SA                                                 $ 5,861,000
Cyrela Brazil Realty SA                                        $ 1,797,000
Credicorp Ltd                                                  $ 7,591,000
Banco Do Brasil SA                                             $ 7,178,000
Grupo Financiero Banorte                                       $ 6,075,000
Itau Unibanco Banco Multiplo SA                                $45,510,000
Bradespar SA                                                   $12,812,000
PDG Realty SA Empreendimentos e Participacoes                  $13,328,000
Redecard SA                                                    $ 6,469,000
BM&F Bovespa SA                                                $ 4,526,000
Banco Santander Brasil SA                                      $ 8,511,000
Gafisa SA                                                      $ 4,146,000
BR Malls Participacoes SA                                      $ 2,447,000


DWS WORLD DIVIDEND FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
HSBC Holdings PLC                                           $6,241,000
Lloyds Banking Group Plc                                    $2,209,000
DnB NOR ASA                                                 $2,059,000
Allianz SE                                                  $5,639,000
Nordea Bank AB.                                             $3,303,000
Banco Santander SA                                          $1,285,000
Societe Generale                                            $2,994,000
ING Groep NV                                                $5,338,000
BNP Paribas                                                 $3,438,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Sberbank of Russia                                          $1,988,000


TRANSACTIONS FOR RESEARCH SERVICES


For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.


                                                                            COMMISSIONS PAID
                                                AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                              WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
DWS Diversified International Equity Fund            $          0            $          0
DWS Emerging Markets Equity Fund                     $          0            $          0
DWS Enhanced Emerging Markets Fixed Income           $          0            $          0
Fund
DWS Enhanced Global Bond Fund                        $          0            $          0
DWS Global Small Cap Growth Fund/*/                  $275,712,912            $   176,859/(1)/
DWS Latin America Equity Fund                        $          0            $          0
DWS World Dividend Fund                              $          0            $          0


/(1)/ Each fund has commission sharing arrangements (CSA) in place with some broker-dealers pursuant to which a specified percentage of the total commissions paid on qualifying trades are contributed to a CSA pool. The Advisor may utilize the related commissions in the CSA pool to pay for market data, third-party research and research from certain other broker-dealers with whom the Advisor either does not trade or does not trade at significant levels./
*/    For the period from November 1, 2009 through September 30, 2010.

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND

Adjustable Rate Securities
Asset-Backed Securities
Asset Segregation
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stock
Convertible Securities
Custodial Receipts
Depository Receipts
Derivatives
Dollar Roll Transactions
Fixed Income Securities
Foreign Investment
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Inverse Floaters

Investment Company Securities
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Obligations of Banks and Other Financial Institutions
Preferred Stock
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short-Term Securities
Small Companies
Sovereign Debt
To Be Announced (TBA) Purchase Commitments
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed Delivery Securities
Yields and Ratings
Zero Coupon Securities and Deferred Interest Bonds

DWS EMERGING MARKETS EQUITY FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s) and Sovereign Debt and Brady Bonds
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program
Investment Company Securities
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Trust Preferred Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Asset-Indexed Securities
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Convertible Securities
Credit Enhancement
Currency Strategies
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Indexed Securities
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Financial Institutions
Privatized Enterprises
Repurchase Agreements
Reverse Repurchase Agreements
Securities with Put Rights
Short-Term Securities
Sovereign Debt
Trust Preferred Securities
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS ENHANCED GLOBAL BOND FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Asset-Indexed Securities
Bank Loans
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Convertible Securities
Credit Enhancement
Currency Strategies
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Investment(s)
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Indexed Securities
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Company Securities
Investment-Grade Bonds
Lending of Portfolio Securities
Mortgage-Backed Securities
Obligations of Banks and Financial Institutions
Privatized Enterprises
Repurchase Agreements
Reverse Repurchase Agreements
Securities with Put Rights
Short-Term Securities
Sovereign Debt
Trust Preferred Securities
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS GLOBAL SMALL CAP GROWTH FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities

Borrowing
Brady Bonds
Cash Management Vehicles

Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s) and Sovereign Debt and Brady Bonds
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
Investment-Grade Bonds

IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales Against the Box
Short-Term Securities
Small Companies
Sovereign Debt
Trust Preferred Securities
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS LATIN AMERICA EQUITY FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper
Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s) and Sovereign Debt and Brady Bonds
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities

Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

DWS WORLD DIVIDEND FUND

Adjustable Rate Securities
Asset Segregation
Asset-Backed Securities
Borrowing
Brady Bonds
Cash Management Vehicles
Commercial Paper

Common Stocks
Convertible Securities
Depository Receipts
Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities

Foreign Currencies
Foreign Investment(s) and Sovereign Debt and Brady Bonds
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities
Participation Interests
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Small Companies
Sovereign Debt
Warrants
When-Issued and Delayed Delivery Securities
Zero Coupon Securities and Deferred Interest Bonds

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                                           CLASS                   CUSIP NUMBER
DWS Diversified International Equity Fund      Class A                 23337R593
Fiscal Year End: 10/31                         Class B                 23337R585
                                               Class C                 23337R577
                                               Class R                 23337R569
                                               Class S                 23337R551
                                               Institutional Class     23337R544
DWS Emerging Markets Equity Fund               Class A                 23337R106
Fiscal Year End: 10/31                         Class B                 23337R205
                                               Class C                 23337R304
                                               Class S                 23337R502
                                               Institutional Class     23337R619
DWS Enhanced Emerging Markets Fixed Income     Class A                 233379601
Fund
Fiscal Year End: 10/31                         Class B                 233379700
                                               Class C                 233379809
                                               Class S                 233379874
                                               Institutional Class     233379742
DWS Enhanced Global Bond Fund                  Class A                 233379866
Fiscal Year End: 10/31                         Class B                 233379858
                                               Class C                 233379841
                                               Class S                 233379825
DWS Global Small Cap Growth Fund               Class A                 233379106
Fiscal Year End: 10/31                         Class B                 233379205
                                               Class C                 233379304
                                               Class S                 233379502
                                               Institutional Class     233379676
DWS Latin America Equity Fund                  Class A                 23337R775
Fiscal Year End: 10/31                         Class B                 23337R767
                                               Class C                 23337R759
                                               Class S                 23337R726
DWS World Dividend Fund                        Class A                 23337R601
Fiscal Year End: 10/31                         Class B                 23337R700
                                               Class C                 23337R809
                                               Class S                 23337R874
                                               Institutional Class     23337R866

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II



                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Fund Organization.......................................................................   II-11
  Purchase and Redemption of Shares.......................................................   II-17
   Purchases..............................................................................   II-18
   Redemptions............................................................................   II-23
  Distribution and Service Agreements and Plans...........................................   II-32
  Investments.............................................................................   II-38
   General Investment Practices and Techniques............................................   II-38
  Portfolio Transactions..................................................................   II-38
  Portfolio Holdings Information..........................................................   II-40
  Net Asset Value.........................................................................   II-41
  Proxy Voting Guidelines.................................................................   II-45
  Miscellaneous...........................................................................   II-45
  Ratings Of Investments..................................................................   II-45
  Part II: Appendix II-A - Board Members and Officers.....................................   II-52
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-57
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-65
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-77
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-81
  Arrangements
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-84
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-86
  Part II: Appendix II-H - Taxes..........................................................  II-136
  Part II: Appendix II-I - Proxy Voting Guidelines........................................  II-155

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all funds in the DWS funds complex.


References in Part II of this SAI to "DWS Global Small Cap Growth VIP" and "DWS Small Mid Cap Growth VIP" reflect fund name changes that are expected to be effective on or about May 1, 2011. The funds' current names are "DWS Global Opportunities VIP" and "DWS Small Cap Growth VIP," respectively.



MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for each fund. Under the oversight of the Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 90 years of experience managing mutual funds.


DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher, CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an investment advisor registered with the U.S. Securities and Exchange Commission. Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the applicable Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are borne by DIMA, not by a fund.


DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment Management Agreement and Unitary Fee Agreement (UFA) that covers not only DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. Except as determined by the Board and to the extent permitted by applicable law, DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (e.g., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses (as determined by the Board). DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund. DIMA will pay the compensation of all Board members, officer and executive employees of the fund who are affiliated persons of DIMA. DIMA will also reimburse the fund for the fees and expenses of the Independent Board Members and Trustee/Director Legal Counsel, and for the fees of the independent accountants.


For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company
(SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.


The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS

Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.


Under the Investment Management Agreement between DWS S&P 500 Plus Fund and DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART II - APPENDIX II-C.


The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.


Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."


SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).


Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA 19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.


Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.


Fischer Francis Trees & Watts, Inc. (FFTW), 200 Park Avenue, New York, New York 10166, serves as sub-advisor to DWS Core Fixed Income Fund. FFTW is directly wholly-owned by Charter Atlantic Corporation (CAC), a New York corporation. CAC is owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.


Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


Global Thematic Partners, LLC, 681 Fifth Avenue, New York, NY 10022, serves as Sub-Advisor to certain funds. Global Thematic Partners commenced operations in July 2010 and is an investment advisor registered under the 1940 Act.


QS Investors, LLC (QS Investors) 880 Third Avenue, 7th Floor, New York, NY 10017, serves as a Sub-Advisor of all or a portion of the assets of certain funds. QS Investors manages a range of quantitative investment strategies and assists clients with investment solutions that leverage expertise in research, portfolio management, and quantitative analysis. QS Investors commenced operations in August 2010 and is an investment advisor registered with the SEC.



RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.

Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E. Turner and Mark D. Turner.


TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from (a) the sub-advisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund. The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).


Deutsche Alternatives Asset Management (Global) Limited (DAAM Global), formerly known as RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serves as Sub-Subadvisor to a fund. DAAM Global is an investment advisor registered with the SEC. In addition, DAAM Global is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.


Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG.


TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.

Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.


AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX I-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. The Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.


Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.

FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, DIMA, One Beacon Street, Boston, Massachusetts 02108, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in
PART II - APPENDIX II-C. Prior to March 31, 2011, DWS Investments Fund Accounting Corporation (DIFA), a subsidiary of DIMA, performed these fund accounting services for the funds.


Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. Prior to March 31, 2011, DIFA had also delegated these functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by a fund.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


TRUSTEE/DIRECTOR LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset Management (DeAM) settled proceedings with the Securities and Exchange Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.


In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



FUND ORGANIZATION

FOR EACH TRUST (EXCEPT DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST, DWS VALUE EQUITY TRUST AND CASH ACCOUNT TRUST)


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders,

(f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR DWS TARGET DATE SERIES, DWS PORTFOLIO TRUST, DWS TAX FREE TRUST AND DWS VALUE EQUITY TRUST


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law:
(a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the SEC as an investment company under the 1940 Act.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.


FOR CASH ACCOUNT TRUST


The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds' prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Subject to the Declaration of Trust, shareholders may remove Board Members. Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any fund or class) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.


FOR EACH CORPORATION (EXCEPT DWS VALUE SERIES, INC.)


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the

President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.


The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).


FOR DWS VALUE SERIES, INC.


All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


The Board of Directors, in its sole discretion, may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F.


CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (1) and (2);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(9) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(10) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;


(11) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(12) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(13) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates into a DWS Investments IRA;


(14)   reinvestment of fund dividends and distributions; and


(15) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve
Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. This section is applicable only to the following funds: DWS High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. DWS accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


AUTOMATIC WITHDRAWAL PLAN. An owner of $5,000 or more of a class of a fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to an Automatic Withdrawal Plan (the "Plan"). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.


Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first automatic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a fund will not knowingly permit additional investments in Class A shares of less than $2,000 if the investor is at the same time making systematic withdrawals.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.


The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code (Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(6) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans; and


(7) for shares purchased prior to February 1, 2011, redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (6) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and


       (ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money Market Series, a series of DWS Money Market Trust; and Treasury Portfolio and DWS Variable NAV Money Fund, each a series of Investors Cash Trust.


CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)


You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).


Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.


EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/ wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes generally taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses, and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.


A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.


DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.

DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS


A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.


RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.


CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than

DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.

Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares classes of the Money Market Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and 0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and 0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Managed Shares - Cash Reserve Fund, Inc. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Managed Shares class of the Prime Series of Cash Reserve Fund, Inc., an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.

Shareholder Services Plan for Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.


III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.

IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.


There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.

NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule

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144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.


The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.


The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.


Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


Applicable to money market funds other than DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.

Applicable to the following money market funds (each, a fund): DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).



MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.


These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.


A: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:


o     Leading market positions in well established industries.


o     High rates of return on funds employed.


o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


o Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).


MIG 1 OR VMIG 1: Judged to be of the best quality.


MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.


MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


MIG4 OR VMIG 4: Judged to be of adequate quality.


SG: Denotes speculative quality.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.


AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.


A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated BBB has an adequate capacity to meet its financial commitment. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.


CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.


CC: Debt rated CC is currently high vulnerability to default.


C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.


D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.


NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


A-3: Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


B: Obligations are regarded as having significant speculative characteristics. Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest. Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".


SP-2: Reflects a satisfactory capacity to pay principal and interest.


SP-3: Reflects a speculative capacity to pay principal and interest.


DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').

FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.


B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.


CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


NR: Indicates that Fitch Rating does not publicly rate the specific issue.


FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.


Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.


The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower


NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.


INDEPENDENT BOARD MEMBERS


NAME, YEAR OF BIRTH,
POSITION                                                                     NUMBER OF
WITH THE TRUST/CORPORATION                                                   FUNDS IN DWS
AND LENGTH OF TIME            BUSINESS EXPERIENCE AND                        FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS          OVERSEEN       HELD BY BOARD MEMBER
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American               118       _
Chairperson since 2009, and   Development Bank; Executive and Governing
Board Member since 1993       Council of the Independent Directors Council
                              (education committees); formerly: Project
                              Leader, International Institute for Applied
                              Systems Analysis (1998-2001); Chief
                              Executive Officer, The Eric Group, Inc.
                              (environmental insurance) (1986-1998)
John W. Ballantine (1946)     Retired; formerly: Executive Vice President         118       _
Board Member since 1999       and Chief Risk Management Officer, First
                              Chicago NBD Corporation/The First National
                              Bank of Chicago (1996-1998); Executive Vice
                              President and Head of International Banking
                              (1995-1996); Directorships: Healthways Inc.
                              (provider of disease and care management
                              services); Portland General Electric (utility
                              company); Stockwell Capital Investments
                              PLC (private equity); former Directorships:
                              First Oak Brook Bancshares, Inc. and Oak
                              Brook Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)   Vice Chair and former President, WGBH               118       Lead Director, Becton
Board Member since 1990       Educational Foundation; Directorships:                        Dickinson and Company/(2)/
                              Association of Public Television Stations;                    (medical technology
                              Public Radio International; Public Radio                      company); Lead Director, Belo
                              Exchange (PRX); The PBS Foundation; former                    Corporation/(2)/ (media
                              Directorships: Boston Museum of Science;                      company)
                              American Public Television; Concord
                              Academy; New England Aquarium; Mass.
                              Corporation for Educational
                              Telecommunications; Committee for
                              Economic Development; Public Broadcasting
                              Service

NAME, YEAR OF BIRTH,
POSITION                                                                      NUMBER OF
WITH THE TRUST/CORPORATION                                                    FUNDS IN DWS
AND LENGTH OF TIME           BUSINESS EXPERIENCE AND                          FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                  DIRECTORSHIPS DURING THE PAST 5 YEARS            OVERSEEN       HELD BY BOARD MEMBER
Dawn-Marie Driscoll (1946)   President, Driscoll Associates (consulting            118       Trustee, Sun Capital Advisers,
Board Member since 1987      firm); Executive Fellow, Center for Business                    Inc. (22 open-end mutual
                             Ethics, Bentley University; formerly: Partner,                  funds advised by Sun Capital
                             Palmer & Dodge (1988-1990); Vice President                      Advisers, Inc.) (since 2007)
                             of Corporate Affairs and General Counsel,
                             Filene's (1978-1988); Directorships: Director
                             of ICI Mutual Insurance Company (since
                             2007); Advisory Board, Center for Business
                             Ethics, Bentley University; Trustee,
                             Southwest Florida Community Foundation
                             (charitable organization); former
                             Directorships: Investment Company Institute
                             (audit, executive, nominating committees)
                             and Independent Directors Council
                             (governance, executive committees)
Keith R. Fox (1954)          Managing General Partner, Exeter Capital              118       _
Board Member since 1996      Partners (a series of private investment
                             funds); Directorships: Progressive
                             International Corporation (kitchen goods
                             importer and distributor); BoxTop Media Inc.
                             (advertising); The Kennel Shop (retailer);
                             former Chairman, National Association of
                             Small Business Investment Companies
Kenneth C. Froewiss          Adjunct Professor of Finance, NYU Stern               118       _
(1945) Board Member since    School of Business (September 2009 -
2001                         present; Clinical Professor from 1997-
                             September 2009); Member, Finance
                             Committee, Association for Asian Studies
                             (2002-present); Director, Mitsui Sumitomo
                             Insurance Group (US) (2004-present); prior
                             thereto, Managing Director, J.P. Morgan
                             (investment banking firm) (until 1996)
Richard J. Herring           Jacob Safra Professor of International                118       Director, Japan Equity Fund,
(1946) Board Member since    Banking and Professor, Finance Department,                      Inc. (since September 2007),
1990                         The Wharton School, University of                               Thai Capital Fund, Inc. (since
                             Pennsylvania (since July 1972); Co-Director,                    2007), Singapore Fund, Inc.
                             Wharton Financial Institutions Center (since                    (since September 2007)
                             July 2000); Co-Chair, U.S. Shadow Financial
                             Regulatory Committee; Executive Director,
                             Financial Economists Roundtable;
                             Independent Director of Barclays Bank
                             Delaware (since September 2010); formerly:
                             Vice Dean and Director, Wharton
                             Undergraduate Division (July 1995-June
                             2000); Director, Lauder Institute of
                             International Management Studies (July
                             2000-June 2006)
William McClayton            Private equity investor (since October 2009);         118       _
(1944) Board Member since    previously: Managing Director, Diamond
2004                         Management & Technology Consultants, Inc.
                             (global consulting firm) (2001-2009);
                             Directorship: Board of Managers, YMCA of
                             Metropolitan Chicago; formerly: Senior
                             Partner, Arthur Andersen LLP (accounting)
                             (1966-2001); Trustee, Ravinia Festival

NAME, YEAR OF BIRTH,
POSITION
WITH THE TRUST/CORPORATION
AND LENGTH OF TIME              BUSINESS EXPERIENCE AND
SERVED/(1)/                     DIRECTORSHIPS DURING THE PAST 5 YEARS
Rebecca W. Rimel (1951)         President and Chief Executive Officer, The
Board Member since 1995         Pew Charitable Trusts (charitable
                                organization) (1994 to present); Trustee,
                                Thomas Jefferson Foundation (charitable
                                organization) (1994 to present); Trustee,
                                Executive Committee, Philadelphia Chamber
                                of Commerce (2001 to 2007); formerly:
                                Executive Vice President, The Glenmede
                                Trust Company (investment trust and wealth
                                management) (1983 to 2004); Board
                                Member, Investor Education (charitable
                                organization) (2004-2005); Trustee, Pro
                                Publica (charitable organization) (2007-2010)
William N. Searcy, Jr. (1946)   Private investor since October 2003;
Board Member since 1993         formerly: Pension & Savings Trust Officer,
                                Sprint Corporation/(2)/ (telecommunications)
                                (November 1989-September 2003)
Jean Gleason Stromberg          Retired; formerly: Consultant (1997-2001);
(1943) Board Member since       Director, Financial Markets US Government
1997                            Accountability Office (1996-1997); Partner,
                                Fulbright & Jaworski, L.L.P. (law firm) (1978-
                                1996); Directorships: The William and Flora
                                Hewlett Foundation; former Directorships:
                                Service Source, Inc., Mutual Fund Directors
                                Forum (2002-2004), American Bar
                                Retirement Association (funding vehicle for
                                retirement plans) (1987-1990 and 1994-
                                1996)
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth &
Board Member since 1999         Associates, Inc. (consulting firm) (1983 to
                                present); Director, The Phoenix Boys Choir
                                Association



NAME, YEAR OF BIRTH,
POSITION                        NUMBER OF
WITH THE TRUST/CORPORATION      FUNDS IN DWS
AND LENGTH OF TIME              FUND COMPLEX   OTHER DIRECTORSHIPS
SERVED/(1)/                     OVERSEEN       HELD BY BOARD MEMBER
Rebecca W. Rimel (1951)              118       Director, CardioNet, Inc.
Board Member since 1995                        (healthcare) (2009-present);
                                               Director, Viasys Health Care/(2)/
                                               (January 2007-June 2007)
William N. Searcy, Jr. (1946)        118       Trustee, Sun Capital Advisers,
Board Member since 1993                        Inc. (22 open-end mutual
                                               funds advised by Sun Capital
                                               Advisers, Inc.) (since 1998)
Jean Gleason Stromberg               118       _
(1943) Board Member since
1997
Robert H. Wadsworth (1940)           121       _
Board Member since 1999





OFFICERS/(4)/



NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION           BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/       DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(6)/ (1965)         Managing Director/(3)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present              family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                     formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                     Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                     Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(7)/ (1962)            Director/(3)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(6)/ (1963)         Managing Director/(3)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-             Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                              Asset Management (1994-1998)
Caroline Pearson/(7)/ (1962)         Managing Director/(3)/, Deutsche Asset Management; formerly: Assistant Secretary for
Chief Legal Officer, April 2010-     DWS family of funds (1997 -2010)
present

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(5)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Rita Rubin/(8)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
present
Paul Antosca/(7) /(1957)           Director/(3)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(7)/ (1967)            Director/(3)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer, 2007-         Street Corporation (2002-2007)
present
Diane Kenneally/(7)/ (1966)        Director/(3)/, Deutsche Asset Management
Assistant Treasurer, 2007-
present
John Caruso/(8)/ (1965)            Managing Director/(3)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present
Robert Kloby/(8)/ (1962)           Managing Director/(3)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present


/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board. /(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/(3)/ Executive title, not a board directorship.
/(4)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
/(5)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
/(6)/ Address: 100 Plaza One, Jersey City, New Jersey 07311.
/(7)/ Address: One Beacon Street, Boston, Massachusetts 02108.
/(8)/ Address: 60 Wall Street, New York, New York 10005.


Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.


Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer


BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.

Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.


Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.


William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his previous service as a director and/or senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:


o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.


o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.


o Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.


CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUNDS ADVISED BY ABERDEEN (AAMI)


COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:


BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.


ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.


Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.


DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.


Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and AAMI.


CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


FOR FUNDS ADVISED BY DREMAN


COMPENSATION

The Funds have been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance by utilizing both quantitative and qualitative factors.


Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.


Investment professionals may receive equity in the form of units or fractional units of membership interest in Dreman or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in Dreman's profit sharing plan, a defined contribution plan that allows Dreman to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. Dreman's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to Dreman's profit sharing plan vest over a specified term. Finally all employees of Dreman including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.


CONFLICTS

The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.


The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY FISCHER FRANCIS TREES & WATTS, INC. (FFTW)


COMPENSATION

FFTW aims to provide all staff with total compensation packages that are competitive with the applicable local market. Compensation is based on a combination of individual, team and firm performance. FFTW has a carefully considered approach to compensation (described below) which is a significant factor in retaining both key and promising employees. FFTW's structure, as a subsidiary of BNP Paribas, offers the transparency and flexibility of a boutique with the resources of a large firm. Many talented employees do not want to deal with the bureaucracy of big firms, but are concerned about the risk of small firms.


Compensation is based on a combination of individual, team, and firm performance. There are two standard components of the remuneration structure for FFTW professional staff based on market survey data: salary and discretionary bonus. A significant portion of remuneration for investment professionals is variable compensation, which is dependent on their investment results and value-added results for clients, as well as other important responsibilities such as contributions to developing the investment process and client service support. In addition, to competitive base salaries, and discretionary bonuses related to the quantitative and qualitative components listed above, FFTW has an incentive plan that includes a large degree of deferral, specifically as a retention tool for the senior portfolio managers.


CONFLICTS

Conflicts of interest of the type that may arise when an investment adviser serves as an adviser to both a mutual fund and to other segregated accounts are minimized at FFTW by FFTW's investment management decision making process and FFTW's trade allocation policy. FFTW's investment team is organized into teams by product area. The teams are responsible for determining strategy for all portfolios within their group. Views are debated and strategy is determined in weekly strategy sessions, with the participation of heads of each product team. Strategy and positions are expressed in terms of risk exposures relative to a benchmark which are then translated into portfolio positions according to each client's benchmark and guideline parameters.


Every portfolio, including mutual fund portfolios, is assigned to a Portfolio Manager within the relevant product area. The Portfolio Manager is responsible for ensuring the implementation of the product strategy in each portfolio, subject to benchmark limitations and guideline parameters. The Portfolio Manager either executes trades in the portfolio himself or delegates to another member of the investment team who assumes responsibility for issue selection within that sector. The process ensures that investment decisions for specific portfolios are consistent with the strategy for the product area, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.


In terms of setting a portfolio's risk parameters, these are established at the portfolio's inception, based upon the client's investment guidelines and overall risk preferences. The Portfolio Manager and the Client Portfolio Manager monitor the portfolio's compliance with such parameters on an ongoing basis, while ultimately the Compliance group assumes responsibility for ensuring guideline compliance.

The process ensures that strategy is determined at the product level and executed across all portfolios within that product grouping, subject only to pre-determined risk parameters and to client guideline and benchmark parameters.


In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocated the trades according to each participating portfolio's size and pre-determined, pre-programmed risk profiles. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.


Trade allocation and best execution practices are monitored and reviewed on a monthly basis as part of the Global Compliance Monitoring Program, which is carried out independently by FFTW's Compliance group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sampling of trades are compared with an independent source. An explanation is sought from the investment professional in the event of significant variance between the trade execution price and the price determined by the independent source. The variance is noted and is included in a report issued to senior management on a quarterly basis. Any deviations which occurred from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.


Finally, on an annual basis, the firm engages an independent auditor to perform a SAS 70 Type II exam and opine on the operating effectiveness of the firm's internal controls.


FOR FUNDS ADVISED BY NORTHERN TRUST INVESTMENTS, INC. (NTI)


COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUNDS ADVISED BY GLOBAL THEMATIC PARTNERS, LLC (GTP) COMPENSATION

Investment professionals will be eligible for total compensation comprised of base salary and variable compensation.

BASE SALARY. Investment professionals are paid a base salary that is determined by their job functions, responsibilities and financial services industry peer comparison through the use of market data surveys.
VARIABLE COMPENSATION. Key professionals also receive a cash bonus which generally comprises a greater proportion of total compensation. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of GTP, and the individual's contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals will earn a total compensation package that is highly competitive. In addition, key investment personnel are incentivized through a profit sharing equity plan which is based on each individuals contribution to out-performance.


CONFLICTS
GTP's portfolio managers are responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement or a performance based fee. This may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades, among other things. Additionally, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GTP has developed and adopted a Code of Ethics as well as other policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise.


FOR FUNDS ADVISED BY QS INVESTORS, LLC (QS INVESTORS)


COMPENSATION

Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.


BASE SALARY. Base salary will be linked to job functions, responsibilities and financial services industry peer comparison.


VARIABLE COMPENSATION. Variable compensation for portfolio managers will be linked to the metrics they have responsibility for; checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring that no trading errors occur. The qualitative analysis of a portfolio manager's individual performance will be based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the firm will also be factors.


CONFLICTS

QS Investors maintains policies and procedures reasonably designed to minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. These conflicts may be real, potential, or perceived, and are described in detail below.


o QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio's investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

o QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.


o Portfolio managers may be responsible for managing multiple portfolios. Portfolio managers are aligned by investment strategy and employ similar investment models across multiple portfolios to support equitable division of time and attention required to manage all portfolios under their management.


o In certain cases, portfolios may include incentive-based fees, such as performance fees. These portfolios may be managed alongside other portfolios and are managed in the same manner as all other portfolios with like strategies; investment decisions and allocations are not based on the existence of performance or other incentive-based fees. To manage conflicts that may arise from management of portfolios with incentive-based fees, performance in portfolios with like strategies is regularly reviewed by management.


o Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics address this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.


FOR FUNDS ADVISED BY TURNER


COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.


CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:


FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax-Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Ultra-Short Duration Fund      First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2011 Fund                      0.400%
DWS Target 2012 Fund                      0.400%
DWS Target 2013 Fund                      0.400%

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

FUND NAME                                        MANAGEMENT FEE RATE
DWS Strategic Value Fund                 First $250 million 0.750%
                                         Next $750 million 0.720%
                                         Next $1.5 billion 0.700%
                                         Next $2.5 billion 0.680%
                                         Next $2.5 billion 0.650%
                                         Next $2.5 billion 0.640%
                                         Next $2.5 billion 0.630%
                                         Thereafter 0.620%/(2)/
Index-Related Funds
DWS EAFE (Reg. TM) Equity Index Fund     0.250%
DWS Equity 500 Index Fund                   0.000%/(3)/
DWS Equity 500 Index Portfolio           0.050%
DWS S&P 500 Index Fund                      0.000%/(3)/
DWS U.S. Bond Index Fund                 0.150%
Growth Funds
DWS Blue Chip Fund                       First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
DWS Capital Growth Fund                  First $250 million 0.495%
                                         Next $750 million 0.465%
                                         Next $1.5 billion 0.445%
                                         Next $2.5 billion 0.425%
                                         Next $2.5 billion 0.395%
                                         Next $2.5 billion 0.375%
                                         Next $2.5 billion 0.355%
                                         Thereafter 0.335%
DWS Communications Fund                  First $100 million 1.000%
                                         Next $100 million 0.900%
                                         Next $100 million 0.850%
                                         Next $200 million 0.800%
                                         Next $500 million 0.730%
                                         Next $500 million 0.680%
                                         Thereafter 0.650%
DWS Gold & Precious Metals Fund          First $500 million 0.835%
                                         Thereafter 0.785%
DWS Health Care Fund                     First $500 million 0.765%
                                         Thereafter 0.715%
DWS Large Cap Focus Growth Fund          First $1.5 billion 0.615%
                                         Next $500 million 0.565%
                                         Thereafter 0.515%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Mid Cap Growth Fund                  First $500 million 0.650%
                                         Next $1 billion 0.600%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Next $2.5 billion 0.520%
                                         Thereafter 0.510%
DWS Small Cap Growth Fund                0.650%
DWS Technology Fund                      First $250 million 0.480%
                                         Next $750 million 0.450%
                                         Next $1.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%
Global Income Funds
DWS Enhanced Emerging Markets            0.590%
Fixed Income Fund
DWS Enhanced Global Bond Fund            0.410%
Global Growth Funds
DWS Climate Change Fund                  1.000%
DWS Emerging Markets Equity Fund         First $250 million 1.015%
                                         Next $500 million 0.990%
                                         Thereafter 0.965%
DWS Global Small Cap Growth Fund         First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Thereafter 0.815%
DWS Global Thematic Fund                 First $500 million 0.915%
                                         Next $500 million 0.865%
                                         Next $500 million 0.815%
                                         Next $500 million 0.765%
                                         Thereafter 0.715%
DWS International Fund                   First $2.5 billion 0.565%
                                         Next $2.5 billion 0.545%
                                         Next $5 billion 0.525%
                                         Next $5 billion 0.515%
                                         Thereafter 0.465%
DWS Diversified International Equity     First $1.5 billion 0.700%
Fund                                     Next $1.75 billion 0.685%
                                         Next $1.75 billion 0.670%
                                         Thereafter 0.655%
DWS Dreman International Value Fund      First $500 million 0.800%
                                         Next $500 million 0.780%
                                         Next $1.0 billion 0.760%
                                         Thereafter 0.740%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Next $400 million 1.065%
                                          Thereafter 0.965%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
DWS World Dividend Fund                   First $250 million 0.665%
                                          Next $750 million 0.635%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Small Cap Growth VIP           First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(4)/
VIP

FUND NAME                                    MANAGEMENT FEE RATE
DWS Balanced VIP                         First $250 million 0.370%
                                         Next $750 million 0.345%
                                         Thereafter 0.310%
DWS Blue Chip VIP                        First $250 million 0.550%
                                         Next $750 million 0.520%
                                         Next $1.5 billion 0.500%
                                         Next $2.5 billion 0.480%
                                         Next $2.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.410%
                                         Thereafter 0.390%
DWS Core Fixed Income VIP                First $250 million 0.500%
                                         Next $750 million 0.470%
                                         Next $1.5 billion 0.450%
                                         Next $2.5 billion 0.430%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Thereafter 0.340%
DWS Diversified International Equity     First $1.5 billion 0.650%
VIP                                      Next $1.75 billion 0.635%
                                         Next $1.75 billion 0.620%
                                         Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP       First $250 million 0.650%
                                         Next $750 million 0.620%
                                         Next $1.5 billion 0.600%
                                         Next $2.5 billion 0.580%
                                         Next $2.5 billion 0.550%
                                         Next $2.5 billion 0.540%
                                         Next $2.5 billion 0.530%
                                         Thereafter 0.520%
DWS Global Thematic VIP                  First $250 million 0.915%
                                         Next $500 million 0.865%
                                         Next $750 million 0.815%
                                         Next $1.5 billion 0.765%
                                         Thereafter 0.715%
DWS Government & Agency Securities       First $250 million 0.450%
VIP                                      Next $750 million 0.430%
                                         Next $1.5 billion 0.410%
                                         Next $2.5 billion 0.400%
                                         Next $2.5 billion 0.380%
                                         Next $2.5 billion 0.360%
                                         Next $2.5 billion 0.340%
                                         Thereafter 0.320%

FUND NAME                            MANAGEMENT FEE RATE
DWS High Income VIP              First $250 million 0.500%
                                 Next $750 million 0.470%
                                 Next $1.5 billion 0.450%
                                 Next $2.5 billion 0.430%
                                 Next $2.5 billion 0.400%
                                 Next $2.5 billion 0.380%
                                 Next $2.5 billion 0.360%
                                 Thereafter 0.340%
DWS Large Cap Value VIP          First $250 million 0.650%
                                 Next $750 million 0.625%
                                 Next $1.5 billion 0.600%
                                 Next $2.5 billion 0.575%
                                 Next $2.5 billion 0.550%
                                 Next $2.5 billion 0.525%
                                 Next $2.5 billion 0.500%
                                 Thereafter 0.475%
DWS Mid Cap Growth VIP           First $250 million 0.665%
                                 Next $750 million 0.635%
                                 Next $1.5 billion 0.615%
                                 Next $2.5 billion 0.595%
                                 Next $2.5 billion 0.565%
                                 Next $2.5 billion 0.555%
                                 Next $2.5 billion 0.545%
                                 Thereafter 0.535%
DWS Money Market VIP             First $500 million 0.285%
                                 Next $500 million 0.270%
                                 Next $1.0 billion 0.255%
                                 Thereafter 0.240%
DWS Small Mid Cap Growth VIP     First $250 million 0.550%
                                 Next $750 million 0.525%
                                 Thereafter 0.500%
DWS Strategic Income VIP         First $250 million 0.550%
                                 Next $750 million 0.520%
                                 Next $1.5 billion 0.500%
                                 Next $2.5 billion 0.480%
                                 Next $2.5 billion 0.450%
                                 Next $2.5 billion 0.430%
                                 Next $2.5 billion 0.410%
                                 Thereafter 0.390%
DWS Strategic Value VIP          First $250 million 0.665%
                                 Next $750 million 0.635%
                                 Next $1.5 billion 0.615%
                                 Next $2.5 billion 0.595%
                                 Next $2.5 billion 0.565%
                                 Next $2.5 billion 0.555%
                                 Next $2.5 billion 0.545%
                                 Thereafter 0.535%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Technology VIP                    First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Turner Mid Cap Growth VIP         First $250 million 0.715%
                                      Next $250 million 0.700%
                                      Next $500 million 0.685%
                                      Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &     First $500 million 0.120%
Agency Securities Portfolio           Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Account Trust - Money Market     First $500 million 0.220%
Portfolio                             Next $500 million 0.200%
                                      Next $1.0 billion 0.175%
                                      Next $2.0 billion 0.160%
                                      Thereafter 0.150%/(2)(5)/
Cash Account Trust - Tax- Exempt      First $500 million 0.120%
Portfolio                             Next $500 million 0.100%
                                      Next $1.0 billion 0.075%
                                      Next $1.0 billion 0.060%
                                      Thereafter 0.050%/(5)/
Cash Management Fund                      0.00%/(6)/
Cash Management Portfolio             First $3 billion 0.150%
                                      Next $4.5 billion 0.1325%
                                      Thereafter 0.120%
Cash Reserve Fund, Inc. - Prime           0.00%/(6)/
Series
Cash Reserves Fund Institutional          0.00%/(6)/
DWS Money Market Series                  0.000%/(6)/
DWS Money Market Prime Series         First $215 million 0.400%
                                      Next $335 million 0.275%
                                      Next $250 million 0.200%
                                      Next $800 million 0.150%
                                      Next $800 million 0.140%
                                      Next $800 million 0.130%
                                      Thereafter 0.120%
Investors Cash Trust - Treasury       0.050%
Portfolio
DWS Variable NAV Money Fund           First $1.0 billion 0.1500%
                                      Next $3.0 billion 0.1325%
                                      Thereafter 0.1200%

FUND NAME                                   MANAGEMENT FEE RATE
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%


(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(3) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(4) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(5) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(6) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.



UNITARY FEE. For DWS S&P 500 Plus Fund only, the fund pays DIMA a Unitary Fee, calculated daily and paid monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%. In effect, the Unitary Fee after

January 1, 2010 equals the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:


INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%


Therefore, if the fund's Class S investment performance is at or below the S&P 500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIMA FOR FUND ACCOUNTING SERVICES. Currently, DIMA receives no fee for its services to Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIMA may seek payment from a fund for fund accounting services in the future.


DIMA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equial to 0.015% of its average daily net assets.


FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:


                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -


/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic Income Fund.

/(5)/ Applicable to DWS Ultra-Short Duration Fund.

/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.


As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).


RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Money Market Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


MANAGED SHARES-PRIME SERIES. For the Managed Shares class of the Prime Series of Cash Reserves Fund, Inc., DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Adviser Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
American Portfolios Financial Services, Inc.
Ameriprise
Capital Analyst, Incorporated
Cetera Financial Group
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.) Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Wealth Management
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York Mellon
Barclays Capital Inc.
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mesirow Financial, Inc.
Penson Financial Services

Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
Union Bank, NA
US Bancorp
William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company


Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, World Dividend, Global Small Cap Growth, Latin America Equity, International, Diversified International Equity, Dreman International Value, RREEF Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Cap Focus Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS: Enhanced Commodity Strategy, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select Alternative Asset Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Enhanced Emerging Markets Fixed Income Fund, Enhanced Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation Plus, Short Duration and U.S. Bond Index



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****


TAX-FREE INCOME FUNDS: California Tax-Free Income, New York Tax-Free Income, Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA, Short Duration Plus, Strategic Income and Strategic Government Securities.


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***


MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2011, Target 2012, Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.


                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00


TAX FREE INCOME FUNDS: Short-Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience

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of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


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

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.


COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).

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CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.


The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CURRENCY STRATEGIES. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules based strategies that offers a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:

     CARRY STRATEGY: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call "forward-rate bias" or the "forward premium puzzle", that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor's gain from interest rate differentials between the high yielding and low yielding jurisdictions exceeds any losses from currency rate movements between the relevant currencies.

     MOMENTUM STRATEGY: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.

     VALUATION STRATEGY: This strategy is based on the observation that in the long-term, currencies have tended to move toward their "fair value." The goal of the valuation strategy is to seek a profit for the fund by systematically buying "undervalued" currencies and selling "overvalued" currencies in the medium-term.

The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.


As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will successfully limit such risks.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.


Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see US Government Securities) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information (see Zero Coupon Securities).


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.


A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of a fund, neither the registrant nor a fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.

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"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.


Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.


The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.


The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.

GLOBAL TACTICAL ASSET ALLOCATION OVERLAY STRATEGY. In addition to a fund's main investment strategy, certain funds seek to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy is a total return strategy designed to add value by benefiting from global market inefficiencies within global bond (and in some cases, equity) and currency markets (and in some cases, commodities). The strategy combines diverse macro investment views to determine the positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to seek to generate excess returns that are expected to have little correlation to major markets. These positions are then implemented through futures and forward contracts.


The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the relative value between various global markets and asset classes. If portfolio management's analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.


A fund's use of the GTAA strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative"

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by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).


Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.


INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
---------------
are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
----------------------
They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
-----------------------------
sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.


DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
--------
are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


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MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY
(FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


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GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency
(FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts

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to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.

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Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.


Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

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Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

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Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to

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sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.


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Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some


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insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.


Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.


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Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair


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or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage


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interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


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SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


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Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.


Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated


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with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


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A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.


Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings (see Taxes in Appendix II-H of this SAI). A fund's Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.

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To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.


In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code. See Taxes in Appendix II-H of this SAI.


TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.

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TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. Similar to When-Issued or
Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.


TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

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Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.


VARIABLE RATE DEMAND PREFERRED SECURITIES. A fund may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax, although interest on VRDPs may be subject to the federal alternative minimum tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.


A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Investment Company Securities."


WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices

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of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard & Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities


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that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See "Ratings of Investments" for descriptions of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.


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PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.


TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.


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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.


Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.


FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If a fund were to fail to meet the income or diversification test described above, the fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a "regulated investment company" for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which


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it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in the Fund's income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.


Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.


Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods the fund elects.


If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.


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Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent OID a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.


Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those

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positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.


In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the Enhanced Commodity Strategy Fund, Gold and Precious Metals Fund, and Global Inflation Plus Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked notes constitute qualifying income under the Code.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations and see also Tax-exempt Shareholders for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.


If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders

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of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from, generally on Form 1099, foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.


Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked

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with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.


A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in interests of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.


TAXATION OF US SHAREHOLDERS


DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


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Dividends and other distributions by a fund are generally treated under the
Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income (other than "exempt-interest dividends," see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly reported, generally on Form 1099, by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2013. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Qualified dividend income. For taxable years beginning before January 1, 2013, dividends reported, generally on Form 1099, by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.


If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.


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For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.


Capital gains. For taxable years, beginning on or before December 22, 2010, in determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 ("pre-2011 losses"), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the previous regime described above. The fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused. Capital gains that are offset by carryforward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders reported, generally on Form 1099, as excess inclusion income (see Special tax provisions that apply to certain investments
- REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders. See Tax-Exempt Shareholders below.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.

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Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund (generally on Form 1099) as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that a fund reports on Form 1099 as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares

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in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

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A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


SHAREHOLDER REPORTING OBLIGATIONS WITH RESPECT TO FOREIGN BANK AND FINANCIAL ACCOUNTS AND OTHER FOREIGN FINANCIAL ASSETS. Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder's (indirect) interest in a Fund's "specified foreign financial assets," if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their "financial interest" in the Fund's "foreign financial accounts," if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.


OTHER REPORTING AND WITHHOLDING REQUIREMENTS. New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments") made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.


The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described below (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a "foreign financial institution" will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.


Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.

Effective for taxable years of a fund beginning before January 1, 2012, however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gains dividends for dividends with respect to taxable years of a fund beginning on or after January 1, 2012, and what the terms of any such extension would be.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.


Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2012, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain or a Capital Gain Dividend), and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. It is currently unclear whether Congress will extend the "look-through" provisions described above for distributions made on or after January 1, 2012, and what the terms of such an extension would be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Fund-of-Funds Structure. If a fund invests substantially all of its assets in shares of other mutual funds, Exchange Traded Funds or other companies that are regulated investment companies (collectively, "underlying funds"), its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for US federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).


In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a fund's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund's hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.


As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.


If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as "qualified dividend income," then the fund is permitted, in turn, to report, generally on Form 1099, a portion of its distributions as "qualified dividend income," provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.


For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders foreign taxes paid by underlying funds, such that shareholders will not be able to claim a tax credit or deduction with respect to such taxes. For taxable years beginning after December 22, 2010, a "qualifying fund of funds" (a regulated investment company at least 50% of the total assets of which are represented by interests in underlying funds) is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.

For taxable years beginning on or before December 22, 2010, a fund cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. For taxable years beginning after December 22, 2010, a qualifying fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.


The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

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PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.
---------

/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).


AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.
---------

/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.


If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.
---------

/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.


If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy

Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.


B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:


o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).


Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.


o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -  The name of the issuer of the portfolio security;

   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     -  The shareholder meeting date;

     -  A brief identification of the matter voted on;

     -  Whether the matter was proposed by the issuer or by a security holder;

     -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


                         GLOBAL PROXY VOTING GUIDELINES


                            AS AMENDED OCTOBER 2010

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
       F    Principles for Responsible Investment ("PRI")
            Environmental Issues
VIII        MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

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These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2 ."For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3 "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

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No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines..


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)


Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.


A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.   NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted. In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.


A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.


2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


F.   PRINCIPLES FOR RESPONSIBLE INVESTMENT

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.


G.   ENVIRONMENTAL ISSUES

AM policy is to vote "for" increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.


Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


VIII. MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.


Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


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B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D.   TRANSACTION OF OTHER BUSINESS

AM policy is to vote against "transaction of other business" proposals.


Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.


H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.

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I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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